As filed with the Securities and Exchange Commission on February 27, 2026

No. 333-146827

No. 811-22135

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

FORM N-1A
__________________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1798	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 1799	☒

__________________________________________

Innovator ETFs® Trust

(Exact Name of Registrant as Specified in Charter)

__________________________________________

200 W. Front Street
Wheaton, Illinois 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 208-5212

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, New Castle County, Delaware 19808
(Name and Address of Agent for Service)

__________________________________________

Copy to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

––––––––––––––––––––––––––––––––––––––––––

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 1798

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectuses for Innovator Buffer Step-Up Strategy ETF®; Innovator Power Buffer Step-Up Strategy ETF®; Innovator Hedged Nasdaq-100® ETF; Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July; Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly; Innovator Defined Wealth Shield ETF; Innovator Emerging Markets 10 Buffer ETF™ – Quarterly; Innovator International Developed 10 Buffer ETF™ – Quarterly; Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly; Innovator U.S. Equity 10 Buffer ETF™ – Quarterly; Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly; Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly; and Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Part B – Statement of Additional Information for Innovator Buffer Step-Up Strategy ETF®; Innovator Power Buffer Step-Up Strategy ETF®; Innovator Hedged Nasdaq-100® ETF; Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July; Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly; Innovator Defined Wealth Shield ETF; Innovator Emerging Markets 10 Buffer ETF™ – Quarterly; Innovator International Developed 10 Buffer ETF™ – Quarterly; Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly; Innovator U.S. Equity 10 Buffer ETF™ – Quarterly; Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly; Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly; and Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Part C – Other Information

Signatures

Prospectus

Innovator 20+ Year Treasury Bond 5 Floor ETF® — Quarterly

(Cboe BZX — TFJL)

February 27, 2026

Innovator 20+ Year Treasury Bond 5 Floor ETF® — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

• The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the floor and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the ICE® U.S. Treasury 20+ Year Bond Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. For the current Outcome Period, the Fund’s returns are uncapped (i.e., the Fund’s returns are not subject to a Cap), and the Fund will participate in the entirety of the upside returns of the Underlying ETF over the Outcome Period, if any, prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the returns shareholders experience will be lowered by approximately 0.20% for the Outcome Period. The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next. There is no guarantee that the Fund’s returns will be uncapped in future Outcome Periods.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a decrease in value that approximately matches the decrease experienced by the Underlying ETF, with a maximum loss (the “Floor”) of 5% during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses of less than 5% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Floor for the Outcome Period is approximately 5.20%.

ο The Cap and the Floor will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Floor will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying

ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Floor will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends or distributions received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Floor if the Fund invests directly in the Underlying ETF (or the components thereof). If the dividends or distributions received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Floor will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Floor, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; or (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price will experience additional losses before the Floor is operative.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Underlying ETF and any losses experienced before the protection of the Floor will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/tfjl, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Floor, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly

Investment Objective

The Fund seeks to provide investors with returns that match the return of the Underlying ETF (prior to taking into account management fees and other fees) while providing a maximum loss of 5% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the iShares 20+ Year Treasury Bond ETF.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. For the current Outcome Period, the Fund’s returns are uncapped (i.e., the Fund’s returns are not subject to a Cap), and the Fund will participate in the entirety of the upside returns of the Underlying ETF over the Outcome Period, if any, prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the returns shareholders experience will be lowered by approximately 0.20% for the Outcome Period.

•   Floor.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a decrease in value that approximately matches the decrease experienced by the Underlying ETF, with a maximum loss (i.e., the Floor) of 5% during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses of less than 5% on a one-to-one basis. When the Fund’s annual management fee of 0.79% of the Fund’s daily net assets is taken into account, the net Floor for the Outcome Period is approximately 5.20%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

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The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/tfjl, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	100%
50%	50%
20%	20%
15%	15%
10%	10%
5%	5%
0%	0%
(5)%	(5)%
(10)%	(5)%
(15)%	(5)%
(20)%	(5)%
(50)%	(5)%
(100)%	(5)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

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The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Floor both relate to the Fund’s NAV on the  first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period. For the current Outcome Period, the Fund’s returns are uncapped (i.e., the Fund’s returns are not subject to the Cap), and the Fund will participate in the entirety of the upside returns of the Underlying ETF over the Outcome Period, prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the returns shareholders experience will be lowered by approximately 0.20% for the Outcome Period. Such returns will be further reduced by any

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shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. Since the Cap is based upon prevailing market conditions at the beginning of an Outcome Period, the Cap will rise or fall from one Outcome Period to the next, and there is no guarantee that the Fund’s returns will be uncapped in any subsequent Outcome Period. For the current Outcome Period, market conditions are such that in order to participate in the returns of the Underlying ETF and the Floor, the Fund does not need to sell a call FEL Option, and accordingly, the Fund’s returns are uncapped. Information regarding the Cap is also set forth on the Fund’s website at www.innovatoretfs.com/tfjl.

Floor.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with the Floor, representing the maximum amount of loss experienced by the Underlying ETF (i.e., losses of 5%) that the Fund will participate in. However, there is no guarantee that the Fund will be successful in its attempt to provide the Floor. The Fund will experience all Underlying ETF losses of less than 5% on a one-to-one basis. The effect sought to be created by the Floor is that if the Underlying ETF’s share price has decreased by less than 5%, the Fund will experience the entirety of such losses, however if the Underlying ETF’s share price has decreased by more than 5% over the Outcome Period, the Fund seeks to limit its losses to 5%. A shareholder may lose their entire investment. While the Fund seeks to limit losses to 5% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Floor is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Floor amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for an Outcome Period is approximately 5.20%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Floor, including the net effect of the Fund’s annual management fee on the Floor, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Floor, by purchasing and selling call FLEX Options and purchasing put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms

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(i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Floor will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Floor will be provided inclusive of dividends or distributions received (i.e., the price returns of the Underlying ETF plus dividends or distributions received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Floor, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends or distributions received by the Fund differ from this assumed rate, the Cap and Floor may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/tfjl, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Floor, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends or distributions received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. For the current Outcome period, the Fund’s returns are uncapped, however, there is no guarantee that the Fund’s returns will not be subject to a Cap in any subsequent Outcome Period.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. For the current Outcome period, the Fund’s returns are uncapped, however, there is no guarantee that the Fund’s returns will not be subject to a Cap in any subsequent Outcome Period. In the event that the Underlying ETF experiences gains in excess of the Cap for an Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend

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rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss of 5% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Floor if Shares held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Floor that the Fund seeks to provide may not be available. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Underlying ETF and any losses experienced prior to the implementation of the Floor. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Floor will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Floor will be less than the sought-after 5%, and investors could experience losses than exceed 5%.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells

9

Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment

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portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective

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depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

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Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Credit Risk.    Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.

Debt Securities Risk.    Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Income Risk.    The income of the Underlying ETF could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying ETF generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.

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To the extent the Fund invests directly in shares of the Underlying ETF, any decrease in dividends or distributions received from such investment may lower the Cap and sought-after Floor.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk.    The Underlying ETF may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Underlying ETF may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Underlying ETF currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

U.S. Treasury Obligations Risk.    U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

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Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the

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Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year

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and by showing how the Fund’s average annual total returns based on NAV compared to those of a market index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
10%
5%
0%
-5%
-10%
-15%
-20%
-1.53%
-17.37%
8.25%
-6.85%
-1.00%
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 11.06% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (5.28)% (quarter ended March 31, 2022).
Average Annual Total Return as of December 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	1 Year	5 Years	Since Inception (08/17/20)
Return Before Taxes	(1.00)%	(4.07)%	(4.18)%
Return After Taxes on Distributions	(1.00)%	(4.07)%	(4.18)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.59)%	(3.04)%	(3.11)%
ICE US Treasury 20+ Year Index Excluding Transaction Costs (reflects no deduction for fees, expenses or taxes)	4.30%	(8.29)%	(8.28)%
S&P U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.07%	0.00%	0.11%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

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Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in August 2020. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

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Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 5% Floor on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Floor;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Floor;

•   you understand that the 5% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Floor for the Outcome Period is approximately 5.20%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Floor for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 5% Floor, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Floor is not guaranteed;

•   you seek the protection of a full 5% Floor, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 5% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Floor for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Floor are provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Floor. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Floor) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF consists of publicly-issued U.S. Treasury securities that have remaining maturities greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. The Underlying ETF holds only fixed-rate securities that are denominated in U.S. dollars. Excluded from the Underlying ETF are inflation- linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying ETF is market value weighted, and the securities comprising the Underlying ETF are updated on the last business day of each month.

The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the components thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies.

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FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

FUND RETURN PROFILE
Layer 3: Cap level
Layer 1: Underlying ETF exposure
Layer 2: Floor
UNDERLYING ETF
Underlying ETF
Innovator 20+ Year Treasury Bond Floor ETF

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

•   The Fund purchases put FLEX Options with a strike price of 95% of the value of the Underlying ETF’s share price at the outset of the Outcome Period to produce the Floor. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price to the extent such losses exceed the strike price, which in effect, will limit the Fund’s losses at the sought-after Floor.

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•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Floor, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a maximum loss of 5% through the operation of the Floor. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Floor is produced via a purchased put option contract. In order to provide the long exposure to the Underlying ETF and the Floor, the Fund is obligated to pay a premium on the option contracts (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of the call FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Floor and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Floor on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by 5%, the Fund’s NAV can be expected to have decreased in value, but by less than 5% because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses until the conclusion of the Outcome Period). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

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The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Floor) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Floor is measured against the Fund’s original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to additional losses prior to the sought-after protection of the Floor.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 5%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap.

•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Floor would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Floor is designed to protect against if Shares were held to the conclusion of the Outcome Period.

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•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Underlying ETF and any losses experienced prior to gaining the protection offered by the Floor will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair

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value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

U.S. Treasury Securities

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same

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for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus. For the current Outcome Period, the Fund’s returns are uncapped, however, there is no guarantee that the Fund’s returns will not be subject to a Cap in any subsequent Outcome Period.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. For the current Outcome Period, the Fund’s returns are uncapped, however, there is no guarantee that the Fund’s returns will not be subject to a Cap in any subsequent Outcome Period. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss of 5% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Floor if Shares held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Additionally, because the Floor is provided by operation of FLEX Options, the implementation of the Floor is subject to counterparty risk (for additional information,

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see “Derivatives Risk–Counterparty Risk” herein). In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Floor that the Fund seeks to provide may not be available. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Underlying ETF and any losses experienced prior to the implementation of the Floor. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Floor will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Floor will be less than the sought-after 5%, and investors could experience losses than exceed 5%.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any

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gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4,

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the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty

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with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by,

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among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Credit Risk.    Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.

Debt Securities Risk.    Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

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Income Risk.    The income of the Underlying ETF could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying ETF generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities. To the extent the Fund invests directly in shares of the Underlying ETF, any decrease in dividends or distributions received from such investment may lower the Cap and sought-after Floor.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk.    The Underlying ETF may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Underlying ETF may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Underlying ETF currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

U.S. Treasury Obligations Risk.    U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

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Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to

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their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

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Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant

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to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel

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that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

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•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.     Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal,

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audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit,

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proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any

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right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income

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and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

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An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders

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in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Additionally, the Fund’s use of FLEX Options to create defined outcome investment results may cause certain transactions to be treated as “conversion transactions” under Section 1258 of the Code. A conversion transaction generally is a transaction where the expected return is based principally on the time value of the Fund’s investment (similar to interest on a loan) rather than on appreciation in the value of the underlying securities held by the Fund. If a transaction is treated as a conversion transaction, some or all of the Fund’s gain from the transaction may be recharacterized as ordinary income rather than capital gain, even if the Fund holds the position for a period that would otherwise qualify for long-term capital gain treatment. This recharacterization could result in the Fund distributing a greater portion of its income as ordinary dividends rather than capital gain distributions, which may affect shareholders’ tax consequences on their respective investment in the Fund.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

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Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket

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(either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such

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cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$20.30	$(0.16)	$0.19	$0.03	$—	$—	$—	$—
10/31/2024	$18.66	$(0.16)	$1.78	$1.62	$—	$—	$—	$—
10/31/2023	$19.85	$(0.16)	$(1.08)	$(1.24)	$—	$—	$—	$—
10/31/2022	$23.72	$(0.17)	$(3.74)	$(3.91)	$—	$—	$—	$—
10/31/2021	$24.43	$(0.19)	$(0.56)	$(0.75)	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.03	$20.36	0.29%	$31,551	0.79%	(0.79)%	0%
10/31/2024	$0.02	$20.30	8.79%	$76,624	0.79%	(0.79)%	0%
10/31/2023	$0.05	$18.66	-6.01%	$10,262	0.79%	(0.78)%	0%
10/31/2022	$0.04	$19.85	-16.32%	$20,347	0.79%	(0.79)%	0%
10/31/2021	$0.04	$23.72	-2.87%	$9,489	0.79%	(0.79)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

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Innovator 20+ Year Treasury Bond 5 Floor ETF® — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ — July

(Cboe BZX — TBJL)

February 27, 2026

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ — July (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

• The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the ICE® U.S. Treasury 20+ Year Bond Index (the “Underlying ETF”) over an approximately one-year period from July 1 through June 30 of the following year (the “Outcome Period”). The current Outcome Period is from July 1, 2025 through June 30, 2026.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 48.65% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Cap is 47.86%. The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 9% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 9% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 8.21%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends or distributions received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof). If the dividends or distributions received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 9% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

•   The Fund’s website, www.innovatoretfs.com/tbjl, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

Investment Objective

The Fund seeks to provide investors with returns that match the return of the Underlying ETF, up to the upside cap of 48.65% (prior to taking into account management fees and other fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from July 1, 2025 to June 30, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the iShares 20+ Year Treasury Bond ETF.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 48.65% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Cap is 47.86%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 9% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 9% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 8.21%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

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FUND RETURN PROFILE
UNDERLYING ETF
Underlying ETF
Innovator 20+ Year Treasury Bond Buffer ETF

VERY NEGATIVE SCENARIO
NEGATIVE SCENARIO
POSITIVE (PRE-CAP) SCENARIO
POSITIVE (CAPPED) SCENARIO
POSITIVE UNDERLYING ETF PRICE PERFORMANCE
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
-100%
-91%
-9%
0%
TARGETED 9% BUFFER
Underlying ETF
Innovator 20+ Year Treasury Bond Buffer ETF

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary

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with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/tbjl, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	48.65%
50%	48.65%
20%	20%
15%	15%
10%	10%
5%	5%
0%	0%
(5)%	0%
(10)%	(1)%
(15)%	(6)%
(20)%	(11)%
(50)%	(41)%
(100)%	(91)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately one year in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Outcome Period.    The Outcome Period is an approximately one-year period from July 1 through June 30 of the following year. The current Outcome Period is from July 1, 2025 through June 30, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during

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that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF may be higher than if the FLEX Options utilized by the Fund had a shorter term. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 48.65% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Cap is 47.86%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/tbjl.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 9% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 9%, the Fund will

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experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 9% or less) or experience a loss that is 9% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 9%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 91% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 8.21%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will

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receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends or distributions received (i.e., the price returns of the Underlying ETF plus dividends or distributions received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends or distributions received by the Fund differ from this assumed historical rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/tbjl, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends or distributions received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 9% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends or distributions received, whereby the

8

Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including,

9

but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other

10

than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund do not expire until one year after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able

11

to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Credit Risk.    Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.

Debt Securities Risk.    Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the

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value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Income Risk.    The income of the Underlying ETF could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying ETF generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities. To the extent the Fund invests directly in shares of the Underlying ETF, any decrease in dividends or distributions received from such investment may lower the Cap and sought-after Floor.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk.    The Underlying ETF may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Underlying ETF may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Underlying ETF currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie

13

Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

U.S. Treasury Obligations Risk.    U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

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Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of

15

the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses

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realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a market index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
0.13%
-20.98%
4.27%
-3.34%
2.01%
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 9.17% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (10.39)% (quarter ended September 30, 2023).
Average Annual Total Return as of December 31, 2025
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	1 Year	5 Years	Since Inception (08/17/20)
Return Before Taxes	2.01%	(4.05)%	(4.03)%
Return After Taxes on Distributions	2.01%	(4.05)%	(4.03)%
Return After Taxes on Distributions and Sale of Fund Shares	1.19%	(3.02)%	(3.00)%
ICE US Treasury 20+ Year Index Excluding Transaction Costs (reflects no deduction for fees, expenses or taxes)	4.30%	(8.29)%	(8.28)%
S&P U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.07%	0.00%	0.11%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in August 2020. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest

19

price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 9% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 9% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 8.21%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 9% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 9% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 9% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF consists of publicly-issued U.S. Treasury securities that have remaining maturities greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. The Underlying ETF holds only fixed-rate securities that are denominated in U.S. dollars. Excluded from the Underlying ETF are inflation- linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying ETF is market value weighted, and the securities comprising the Underlying ETF are updated on the last business day of each month.

The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies.

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FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

•   Taken together, the purchase and sale of put FLEX Options produces the 9% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 9% Buffer.

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•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 9% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by 15%, the Fund’s NAV can be expected to have decreased in value by more than 6% (because the Buffer is not yet in full effect), but by less than 9% (because the Fund’s NAV will not correlate one-to-one with the Underlying ETF and the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

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The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 9%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

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ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the

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1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

U.S. Treasury Securities

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 9% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection

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of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes

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sought by the Fund. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends or distributions received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after

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the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

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The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund do not expire until one year after the commencement of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value

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of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Credit Risk.    Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.

Debt Securities Risk.    Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Income Risk.    The income of the Underlying ETF could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying ETF generally will have to invest the proceeds from sales of its shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities. To the extent the Fund invests directly in shares of the Underlying ETF, any decrease in dividends or distributions received from such investment may lower the Cap and sought-after Floor.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price

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of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Liquidity Risk.    The Underlying ETF may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Underlying ETF may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Underlying ETF currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

U.S. Treasury Obligations Risk.    U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

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Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance
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or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in

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financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could

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lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

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Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

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•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

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A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

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How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

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The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and

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thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to

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such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Additionally, the Fund’s use of FLEX Options to create defined outcome investment results may cause certain transactions to be treated as “conversion transactions” under Section 1258 of the Code. A conversion transaction generally is a transaction where the expected return is based principally on the time value of the Fund’s investment (similar to interest on a loan) rather than on appreciation in the value of the underlying securities held by the Fund. If a transaction is treated as a conversion transaction, some or all of the Fund’s gain from the transaction may be recharacterized as ordinary income rather than capital gain, even if the Fund holds the position for a period that would otherwise qualify for long-term capital gain treatment. This recharacterization could result in the Fund distributing a greater portion of its income as ordinary dividends rather than capital gain distributions, which may affect shareholders’ tax consequences on their respective investment in the Fund.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

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However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that

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a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

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Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

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Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$20.17	$(0.16)	$0.24	$0.08	$—	$—	$—	$—
10/31/2024	$17.80	$(0.15)	$2.51	$2.36	$—	$—	$—	$—
10/31/2023	$18.67	$(0.15)	$(0.73)	$(0.88)	$—	$—	$—	$—
10/31/2022	$24.46	$(0.17)	$(5.67)	$(5.84)	$—	$—	$—	$—
10/31/2021	$24.32	$(0.17)	$0.30	$0.13	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.02	$20.27	0.53%	$28,383	0.79%	(0.78)%	0%
10/31/2024	$0.01	$20.17	13.28%	$15,125	0.79%	(0.78)%	0%
10/31/2023	$0.01	$17.80	-4.64%	$77,440	0.79%	(0.78)%	0%
10/31/2022	$0.05	$18.67	-23.67%	$32,204	0.79%	(0.79)%	0%
10/31/2021	$0.01	$24.46	0.55%	$4,892	0.79%	(0.72)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

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Innovator 20+ Year Treasury Bond 9 Buffer ETF™ — July

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Buffer Step-Up Strategy ETF™

(NYSE Arca — BSTP)

February 27, 2026

Innovator Buffer Step-Up Strategy ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Buffer Step-Up Strategy ETF™

Investment Objective

The Fund seeks to provide investors with investment exposure to the return of an ETF that tracks the returns, before fees and expenses, of an index of large capitalization U.S. equity securities (the “Underlying ETF”), subject to potential investment gains up to a limit (prior to taking into account management fees and other fees), while providing the potential for downside protection against investment losses up to a limit (prior to taking into account management fees and other fees).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

General Strategy Description.    The Fund is an actively managed ETF that seeks to provide risk-managed investment exposure to the Underlying ETF. The Fund seeks to achieve its investment objective by investing in exchange-traded options contracts with one-year expirations (specifically, FLexible EXchange® Options (“FLEX Options”)) on the Underlying ETF (the “Options Portfolio”) and may also invest directly in the Underlying ETF (or the components thereof).

As described below, the Fund seeks to participate in the return of the Underlying ETF, subject to an upside return limit and a measure of downside loss protection (a “Buffer”). The Sub-Adviser (defined below) will actively monitor the performance of the Options Portfolio and as described below, rebalance or “step-up” the Options Portfolio prior to its expiration.

•   Participation in Underlying ETF Returns.    The Fund seeks to participate in the in the returns of the Underlying ETF, subject to an upside return limit and protection against a measure of downside losses of the Underlying ETF.

•   Step-Up Strategy.    The Fund’s “step-up” investment strategy seeks to help a Fund’s shareholder offset the timing risks inherent in owning an options package for one year. The Options Portfolio is designed to produce investment outcomes only for the duration of its one-year options contracts and not for any different period of time. However, the Sub-Adviser intends to manage the Fund’s investment exposure by periodically terminating its Options Portfolio earlier than its one-year expiration date and immediately resetting its Options Portfolio for a new one-year period (i.e., “step-up” its holdings). Each month, the Sub-Adviser will observe increases and decreases in the Fund from the time the Fund’s FLEX Options holdings were originally entered into and will seek to realize gains experienced by the Fund or Buffer used by the Fund by resetting the Fund’s Options Portfolio. In implementing the step-up strategy, the Sub-Adviser will seek to protect capital or capture portfolio gains experienced by the Fund, depending on its evaluation of market conditions each month. See “Principal Investment Strategies—Step-Up Strategy” below. There is no guarantee the Fund will be successful in implementing this strategy.

The Fund does not pursue a “defined outcome” strategy.    Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security over a specific period of time (e.g., one year). The Fund will not seek to provide a set level of investment outcomes over a stated time period. Unlike other ETFs that utilize a defined outcome investment strategy, the Fund does not seek to provide shareholders with a set Buffer percentage and maximum upside potential over any specified time period. Shareholders will experience investment results that are very different than if the Fund held the Options Portfolio for its contract duration. The successful implementation of the step-up investment strategy is not guaranteed.

In implementing the above, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of

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large capitalization exchange-traded U.S. equity securities, specifically the S&P 500® Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF is considered to be concentrated (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate to approximately the same extent. As of the date of this prospectus, the Fund has significant exposure to the information technology sector.

Portfolio Return Profile.    The Fund’s portfolio seeks to replicate the performance of the Underlying ETF, subject to a maximum return potential and a Buffer. The Options Portfolio is designed to produce investment outcomes only for the duration of its one-year options contracts and not for any different period of time. As described more fully below, the Fund does not seek to achieve the full one-year investment outcomes of the Options Portfolio, as the Sub-Adviser intends to opportunistically reset the Options Portfolio prior to the one-year expiration date of the FLEX Options.

The Sub-Adviser seeks to specifically select the strike price for each FLEX Option contract such that if the FLEX Options were exercised on the expiration date (the final day of the one-year term), the Fund’s NAV would be subject to the maximum gains on the performance of the Underlying ETF’s share price over the duration of the options contract or the benefit from the protection of the Buffer, as follows:

•   In the event that the Underlying ETF decreases in value by less than 9% over the duration of the Options Portfolio, the Fund seeks to provide investment return of 0%.

•   In the event that the Underlying ETF decreases in value by more than 9% over the duration of the Options Portfolio, the Options Portfolio seeks to provide losses that are 9% less than the losses experienced by the Underlying ETF.

•   In the event that the Underlying ETF increases in value over the duration of the Options Portfolio, the Options Portfolio seeks to provide investment returns that match the performance of the Underlying ETF, up to a maximum percentage return the Fund can achieve for the duration of the Options Portfolio, which is dependent on prevailing market conditions at the times the Fund enters into the FLEX Options.

The Fund’s sought-after returns, including the Buffer and maximum gain potential of Underlying ETF performance that the Options Portfolio seeks to provide, are provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These expenses will have the effect of reducing the Fund’s returns, including the maximum gain potential amount and Buffer amount experienced by shareholders. If the Fund invests in the Underlying ETF directly (or the components thereof), the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate

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of the Underlying ETF) to calculate the Buffer and maximum return potential. To the extent the dividends received by the Fund differ from this assumed historical rate, the Buffer and maximum return potential may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

As further described herein, the Fund does not expect that the Options Portfolio will be held until the expiration date of the FLEX Options. Instead, the Sub-Adviser will seek to opportunistically manage the Fund’s investment exposure by periodically terminating its FLEX Options investments earlier than its one-year expiration date and immediately reset the Fund’s Options Portfolio for a new one-year period. Both the maximum gain potential and the sought-after Buffer are measured from the price of the Underlying ETF at the time the FLEX Option contracts are executed and will only be provided on the expiration date. As a result, the degree to which a shareholder may benefit from the Fund’s potential for participating in the return of the Underlying ETF and the Buffer against Underlying ETF losses will depend on the time at which the investor purchases Shares of the Fund and the Sub-Adviser’s determination of when to reset the Options Portfolio. Because the Fund’s investment strategy is not designed to hold the Options Portfolio to its expiration date, shareholders will experience investment results that are very different than if the Fund held the Options Portfolio for its contract duration. Shareholders may realize losses on price decreases of the Underlying ETF of less than the 9% Buffer and may lose their entire investment. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time.

Further, the Options Portfolio is designed to protect against Underlying ETF losses and provide for a maximum gain potential based upon the price of the Underlying ETF at the time the FLEX Option contracts are into by the Fund. However, the degree to which a shareholder may benefit from the Fund’s Underlying ETF upside potential and Buffer against Underlying ETF losses will depend on the time at which the investor purchases Shares of the Fund. At any given time after Sub-Adviser resets the Options Portfolio there may be limited upside potential or Buffer remaining due to the performance of the Underlying ETF. If the price of the Underlying ETF is near or above the Fund’s maximum return potential, such investor may have little to no upside potential until the Sub-Adviser determines to step-up the Fund’s Options Portfolio and would still remain vulnerable to significant downside risk before the sought-after protection from the Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Buffer, the shareholder would also remain vulnerable to significant downside risk and would receive no benefit from the Buffer. A shareholder could lose its entire investment. There is no guarantee that the Sub-Adviser will be successful in its attempt to provide the Buffer.

Step-Up Strategy.    The Fund’s “step-up” investment strategy seeks to help a Fund’s shareholder offset the timing risks inherent in owning an options package for one year. The Sub-Adviser will seek to realize gains experienced by the Fund (which are limited to the maximum gain potential) or realize the Buffer used by the Fund by resetting the Fund’s Options Portfolio as often as monthly and therefore resetting the Fund’s maximum upside potential and Buffer. The successful implementation of the step-up investment strategy is not guaranteed.

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As a result of the performance of the Underlying ETF during the term of the FLEX Options (the value of which is derived from, in part, the value of the Underlying ETF’s share price), the Fund may have little or no upside available for the remainder of the options contract term (if the Underlying ETF has increased in value) or little or no ability to benefit from the Buffer (if the Underlying ETF has decreased in value). With the step-up investment strategy, the Fund may, at the end of each month, sell the then-current Options Portfolio and immediately enter into new FLEX Options contracts that establish a new one-year expiration date. In doing so, the Fund will reset its exposure to the Underlying ETF and continue to have the potential to increase in a market environment where the value of the Underlying ETF is steadily increasing or derive continued benefit from a Buffer in a market environment where the Underlying ETF is steadily decreasing. The ability to provide downside protection as part of the implementation of the Fund’s step-up investment strategy may not be successful.

The Sub-Adviser will continuously review the performance of the Fund and at each month-end determine whether to step-up the Options Portfolio. The Sub-Adviser will consider the price movements of the Underlying ETF, the changes in the Fund’s NAV, market volatility, time remaining until the expiration of the FLEX Options contracts and strike prices of the replacement FLEX Options contracts when evaluating whether to reset the Options Portfolio. The following chart contains a hypothetical illustration of the Fund’s step-up mechanism. The chart is provided for illustrative purposes only. There is no guarantee that the Fund will be successful in its attempt to step-up the Fund’s Options Portfolio. The chart is not intended to predict or project the performance or operationality of the Fund.

Monthly Options Portfolio Step-Up Review

Step-Up Scenario
No Step-Up Scenario
Two Business Days Prior to End of Month
Sub-Adviser reviews Fund's portfolio and determines the Fund is above the step-up threshold
Sub-Adviser reviews Fund's portfolio and determines the Fund does not meet the step-up threshold
Last Business Day of Month
Fund sells current Options Portfolio and purchases new options package
Current Options Portfolio continues
First Business Day of Next Month
Fund holds new Options Portfolio with a new one-year expiration period, new 9% Buffer level and new maximum upside performance level
Current Options Portfolio continues for original one-year expiration period, subject to remaining 9% Buffer and maximum upside performance level

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To the extent the Fund’s NAV increases (generally a range from 2% to 6%) or decreases (generally a range from -1% to -5%) from the Fund’s NAV at the time the FLEX Options were originally entered into, the Sub-Adviser will seek to realize any gains experienced by the Fund or Buffer used by the Fund by resetting the Fund’s Options Portfolio and, in doing so, “step-up” the Fund’s upside potential and Buffer. The Sub-Adviser will also purchase and sell FLEX Options over the course of the month that have the same or similar terms (i.e., strike price and expiration date) as the then-current Options Portfolio as necessary to manage any creations or redemptions of “Creation Units” (as defined below).

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). To the extent the Fund invests solely in FLEX Options, the Fund will seek to participate in the price return of the Underlying ETF (prior to taking into account management fees and other fees). If the Fund invests directly in the Underlying ETF (or the components thereof), the Fund will seek to provide such returns inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). In general, an option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). The Fund utilizes FLEX Options, which are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund’s FLEX Options are cash-settled, European style option contracts (i.e., exercisable at the strike price only on the expiration date) with an expiration date approximately one-year in the future from the time of execution.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF may be higher than if the FLEX Options utilized by the Fund had a shorter term. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. However, there is no guarantee that the Fund’s NAV will move in the same direction as the price movements of the Underlying ETF and it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Buffer Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide Buffer protection with its investment in the Options Portfolio. A shareholder may lose their entire investment. The Buffer is provided at the expiration of the options contracts. Any interim losses experienced by the Underlying ETF may be experienced by the Fund and its shareholders. Because the Options Portfolio provides a Buffer against the first 9% of Underlying ETF losses measured from the time in which the Fund enters into the FLEX Options contracts and only for the duration of the one-year term of the options contract, it is possible that, during the term of any Options Portfolio, shareholders will realize some losses on price decreases of the Underlying ETF. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case investors may not receive the sought-after downside protection of the Buffer.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or perform as well as similarly situated funds.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Underlying ETF and/or the S&P 500® Index. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

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Step-Up Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Underlying ETF through its step-up investment strategy. Because the step-up strategy makes it very unlikely that the Fund will hold an option contract to its expiration, shareholders will likely experience investment results that are very different than if the Fund held the options contracts until expiration and/or those of the Underlying ETF. There is also no guarantee the Fund will be successful in implementing this strategy.

In order to provide the Buffer, the Fund’s strategy is subject to maximum potential gains. This maximum potential gain will likely change at each resetting of the Option’s Portfolio. In the event an investor purchases Shares after the FLEX Option contracts were entered into and prior to the time the Sub-Adviser determines to step-up the Options Portfolio or the expiration of such option contracts, there may be little or no ability for that investor to experience an investment gain on their Shares or little or no ability to benefit from a Buffer protection of the Option Portfolio until the Sub-Adviser rebalances the Fund’s Options Portfolio. However, there is no guarantee that, at the end of any given month, the Fund will be able to enter into a more advantageous Options Portfolio and effectively implement the step-up mechanism. To the extent the Fund invests directly in the Underlying ETF, the maximum upside potential will be calculated after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case the maximum upside potential for the Fund will be less than such calculated amount.

In addition, the Fund’s step-up strategy may result in performance over certain periods of time that is lower than that of the Underlying ETF or of a fund that is designed to hold an options portfolio until expiration. Because the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction) there may be periods of time in which the Fund’s NAV underperforms the return of the Underlying ETF. Accordingly, if the Sub-Adviser rebalances the Options Portfolio prior to its one-year expiration in accordance with the step-up strategy, the Fund may have underperformed the Underlying ETF for that period of time. Similarly, the Sub-Adviser may elect to reset the Fund’s Options Portfolio at a point in time in which the Fund has utilized all or a portion of its Buffer. While this will provide shareholders with the potential of an additional Buffer, the Options Portfolio would simultaneously reset its maximum gain potential and could lower the Fund’s upside performance potential over certain time periods.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that correlates to increases in the price of the Underlying ETF over time. The Fund may realize different returns than the return of the Underlying ETF until the expiration of the options contracts. In the event the Sub-Adviser utilizes the Fund’s step-up mechanism and resets the Options Portfolio and there is a difference between the NAV performance of the Fund and the return of the Underlying ETF, such difference would result in a shareholder experiencing different returns than the Underlying ETF.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to achieve its investment objective. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund have expiration dates of approximately one-year, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant

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losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

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Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market

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conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be

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carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or

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redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund

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has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
18.15%
17.06%
11.44%
2023
2024
2025

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The Fund’s highest quarterly return was 7.73% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (3.00)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Buffer Step-Up Strategy ETF™	1 Year	Since Inception (3/7/2022)
Return Before Taxes	11.44%	10.36%
Return After Taxes on Distributions	11.44%	10.36%
Return After Taxes on Distributions and Sale of Fund Shares	6.77%	8.14%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	15.34%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	13.64%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

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Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in this capacity since the Fund’s inception in March 2022. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with APs that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”).

The Sub-Adviser seeks to mitigate the risk of significant declines in the Underlying ETF through the usage of an Options Portfolio. The Fund intends to implement this strategy through an Options Portfolio comprised of FLEX Options that reference the Underlying ETF. The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

Additional Information Regarding the Fund’s Portfolio.

The Fund will invest in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF directly (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires one year after such option contracts are entered into. The FLEX Options, however, have varying strike prices. The layering of these FLEX Options with varying strike prices provides the Fund’s risk-managed investment exposure. The combination of all of the FLEX Options creates upside participation equal to the return experienced by the Underlying ETF at a one-year expiration, not to exceed the maximum gain potential, while providing a 9% Buffer from losses over the one-year duration of the option contracts. To pay for the cost of the Buffer, the Sub-Adviser intends to sell call FLEX Options that will, in effect, sell the Fund’s opportunity to benefit from increases in value of the Underlying ETF beyond the exercise price of the sold call options over the one-year term of the options contracts. Therefore, during periods in which the Underlying ETF appreciates, the Fund seeks to achieve the gains experienced by the Underlying ETF, however if the Underlying

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ETF appreciates beyond the strike price of the sold options the Fund will not experience such increases and may underperform the Underlying ETF over certain periods of time. The degree of Fund participation in gains of the Underlying ETF will depend on prevailing market conditions, especially market volatility, at the times the Fund enters into the FLEX Options.

The Fund, however, does not seek to provide shareholders with the Buffer over any specified time period (e.g., annually). Instead, the Sub-Adviser will seek to opportunistically manage its investment exposure by periodically terminating its FLEX Options investments earlier than such contracts’ one-year expiration and immediately entering into a new Options Portfolio with a new one-year period. At any given point during the one-year options contracts, such FLEX Options contracts may have more or less upside performance remaining or more or less ability to benefit from its Buffer as compared to when the options contracts were initially entered into. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Fund’s sought-after exposure will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the returns will be based on the price return of the Underlying ETF.

For the duration of its existing FLEX Options contracts, the Sub-Adviser will actively review the performance of the Fund at each month-end and consider market volatility, time remaining until the expiration of the FLEX Options contracts and strike prices of the replacement FLEX Options contracts when evaluating whether to reset the Options Portfolio. To the extent the Fund’s NAV performance experiences increases (generally a range from 2% to 6%) or decreases (generally a range from -1% to -5%), the Sub-Adviser will seek to recognize any gains experienced or buffer used at each month-end by resetting the Fund’s Options Portfolio as applicable. With the step-up investment strategy, the Fund may, at the end of each month, sell the then-current Options Portfolio and immediately enter into new FLEX Options contracts with a new one-year duration and will therefore continue to have the potential to increase in a market environment where the value of the Underlying ETF is steadily increasing. Likewise, the Fund will have the potential to derive continued benefit from the Buffer in a market environment where the Underlying ETF is steadily decreasing, as it will have the ability to reset the Options Portfolio at the end of each month for a new 9% annualized Buffer. The Fund’s step-up investment strategy seeks to help a Fund’s shareholder offset these timing risks inherent in owning an options package for one year.

As described in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee that the Fund will be successful in providing risk-managed investment exposure to the Underlying ETF.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the

20

counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total

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assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Buffer Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide Buffer protection with its investment in the Options Portfolio. A shareholder may lose their entire investment. The Buffer is provided at the expiration of the options contracts. Any interim losses experienced by the Underlying ETF may be experienced by the Fund and its shareholders. Because the Options Portfolio provides a Buffer against the first 9% of Underlying ETF losses measured from the time in which the Fund enters into the FLEX Options contracts and only for the duration of the one-year term of the options contract, it is possible that, during the term of any Options Portfolio, shareholders will realize some losses on price decreases of the Underlying ETF. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

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Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. The Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or perform as well as similarly situated funds.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Underlying ETF and/or the S&P 500® Index. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

Step-Up Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Underlying ETF through its step-up investment strategy. Because the step-up strategy makes it very unlikely that the Fund will hold an option contract to its expiration, shareholders will likely experience investment results that are very different than if the Fund held the options contracts until expiration and/or those of the Underlying ETF. There is also no guarantee the Fund will be successful in implementing this strategy.

In order to provide the Buffer, the Fund’s strategy is subject to maximum potential gains. This maximum potential gain will likely change at each resetting of the Option’s Portfolio. In the event an investor purchases Shares after the FLEX Option contracts were entered into and prior to the time the Sub-Adviser determines to step-up the Options Portfolio or the expiration of such option contracts, there may be little or no ability for that investor to experience an investment gain on their Shares or little or no ability to benefit from a Buffer protection of the Option Portfolio until the Sub-Adviser rebalances the Fund’s Options Portfolio. However, there is no guarantee that, at the end of any given month, the Fund will be able to enter into a more advantageous Options Portfolio and effectively implement the step-up mechanism. To the extent the Fund invests directly in the Underlying ETF, the maximum upside potential will be calculated after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case the maximum upside potential for the Fund will be less than such calculated amount.

In addition, the Fund’s step-up strategy may result in performance over certain periods of time that is lower than that of the Underlying ETF or of a fund that is designed to hold an options portfolio until expiration. Because the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction) there may be periods of time in which the Fund’s NAV underperforms the return of the Underlying ETF. Accordingly, if the Sub-Adviser rebalances

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the Options Portfolio prior to its one-year expiration in accordance with the step-up strategy, the Fund may have underperformed the Underlying ETF for that period of time. Similarly, the Sub-Adviser may elect to reset the Fund’s Options Portfolio at a point in time in which the Fund has utilized all or a portion of its Buffer. While this will provide shareholders with the potential of an additional Buffer, the Options Portfolio would simultaneously reset its maximum gain potential and could lower the Fund’s upside performance potential over certain time periods.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that correlates to increases in the price of the Underlying ETF over time. The Fund may realize different returns than the return of the Underlying ETF until the expiration of the options contracts. In the event the Sub-Adviser utilizes the Fund’s step-up mechanism and resets the Options Portfolio and there is a difference between the NAV performance of the Fund and the return of the Underlying ETF, such difference would result in a shareholder experiencing different returns than the Underlying ETF.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing

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house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund have expiration dates of approximately one-year, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures

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are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid

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market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology

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companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may

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adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to

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avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During

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these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service

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guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu each serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.89% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

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The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive

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to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

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To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to

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notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

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Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model

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pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained

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by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Buffer Step-Up Strategy ETF™

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$32.49	$(0.30)	$4.61	$4.31	$—	$—	$—	$—
10/31/2024	$25.98	$(0.27)	$6.77	$6.50	$—	$—	$—	$—
10/31/2023	$24.04	$(0.23)	$2.16	$1.93	$—	$—	$—	$—
10/31/2022(h)	$25.48	$(0.14)	$(1.32)	$(1.46)	$—	$—	$—	$—
						Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)		Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	(g)	$36.80	13.26%		$57,037	0.89%	0.89%	(0.88)%	0%
10/31/2024	$0.01		$32.49	25.01%		$64,169	0.89%	0.89%	(0.88)%	0%
10/31/2023	$0.01		$25.98	8.09%		$40,267	0.89%	0.89%	(0.88)%	0%
10/31/2022(h)	$0.02		$24.04	(5.64	)%(e)	$28,853	0.89%	0.89%	(0.89)%	0	%(e)

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

(h)      Inception date of the Fund was March 7, 2022.

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Innovator Buffer Step-Up Strategy ETF™

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Defined Wealth Shield ETF

(Cboe BZX — BALT)

February 27, 2026

Innovator Defined Wealth Shield ETF (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

• The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the S&P 500® Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 2.09% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 1.91% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer against Underlying ETF losses during the Outcome Period. The amount of the buffer is determined based upon prevailing market conditions at the beginning of an Outcome Period, and is a set percentage established at the commencement of each Outcome Period (the Fund’s set buffer percentage for each Outcome Period is hereinafter referred to as, the “Buffer”). The Buffer is expected to be within a range of 15% to 20% of Underlying ETF losses for each Outcome Period. Although the Fund expects to set a Buffer within a range of 15% to 20% for each Outcome Period, there is no guarantee that the final Buffer set for an Outcome Period will be within this range or that the Fund will provide the Buffer. It is possible that the Buffer will rise or fall from one Outcome Period to the next. For the current Outcome Period, the Fund’s Buffer is 20%. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 19.82%. The Fund’s shareholders will experience all Underlying ETF losses exceeding the Buffer on a one-to-one basis.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof). If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/balt, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Defined Wealth Shield ETF

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 2.09% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against the first 20% (prior to taking into account management fees and other Fund operating expenses) of Underlying ETF losses, over the period from January 1, 2026 to March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the State Street® SPDR® S&P 500® ETF Trust.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. The Fund’s “Defined Wealth Shield” investment strategy seeks to limit downside losses via the operation of the Buffer, while simultaneously generating returns that match the Underlying ETF, up to the Cap. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 2.09% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 1.91%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which for the current Outcome Period is 20% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding the Buffer on a one-to-one basis. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 19.82%. The Buffer is expected to be within a range of 15% to 20% of Underlying ETF losses for each Outcome Period. Although the Fund expects to set a Buffer within a range of 15% to 20%for each Outcome Period, there is no guarantee that the final Buffer set for an Outcome Period will be within this range or that the Fund will provide the Buffer. It is possible that the Buffer will rise or fall from one Outcome Period to the next.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange-traded U.S. equity securities, specifically the S&P 500® Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE SCENARIO
NEGATIVE SCENARIO
POSITIVE SCENARIO
VERY POSITIVE SCENARIO
POSITIVE UNDERLYING ETF PERFORMANCE
UNDERLYING ETF PERFORMANCE
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Underlying ETF
Innovator Defined Wealth Shield ETF

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/balt, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

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Underlying ETF Performance	Fund Performance*
100%	2.09%
50%	2.09%
20%	2.09%
15%	2.09%
10%	2.09%
5%	2.09%
0%	0%
(5)%	0%
(10)%	0%
(15)%	0%
(20)%	0%
(50)%	(30)%
(100)%	(80)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.69% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its exposure to the Underlying ETF, the Fund has significant exposure to companies in the information technology sector.

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The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 2.09% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 1.91%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/balt.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a buffer against Underlying ETF losses during the Outcome Period. The amount of the Buffer that the Fund ultimately provides for an Outcome Period is determined based upon the prevailing

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market conditions at the beginning of an Outcome Period and is a set percentage established at the commencement of each Outcome Period. The Buffer is expected to be set within a range from 15% to 20% of Underlying ETF losses for each Outcome Period, although there is no guarantee the Buffer will be within that range for a particular Outcome Period and the Buffer may change from one Outcome Period to the next. The Buffer for the current Outcome Period is 20%; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than the Buffer, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value an amount equal to the Buffer or less) or experience the losses of the Underlying ETF minus the Buffer (if the Underlying ETF’s share price decreased in value by more than the Buffer). A shareholder may lose their entire investment. While the Fund seeks to limit losses for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for the current Outcome Period is 19.82%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

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For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap and Buffer for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap and Buffer (both gross and net of the unitary management fee) for the next Outcome Period. This information is available on the Fund’s website, www.innovatoretfs.com/balt, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be

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achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffer Change Risk.    The amount of the Buffer is a set percentage established at the beginning of each Outcome Period and is determined based upon the prevailing market conditions at that time. The Fund seeks to provide a Buffer against Underlying ETF losses for each Outcome Period and is expected to be set within a range from 15% to 20% for each Outcome Period, although there is no guarantee that the final Buffer set for an Outcome Period will be within this range. The Buffer may rise or fall from one Outcome Period to the next and is unlikely to remain the same from Outcome Period to Outcome Period. Furthermore, the Buffer may be established at the lower end or below the expected 15% to 20% range for numerous or consecutive Outcome Periods, which would provide the potential for less protection against Underlying ETF losses than if higher Buffers were established during those Outcome Periods.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by less than the Buffer over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Buffer that the Fund seeks to provide may change from one Outcome Period to the next, an investor may not receive the same Buffer across multiple Outcome Periods. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

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Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the

9

Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements

10

of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

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Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will

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be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

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Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health

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crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

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Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes

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the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

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The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
15%
10%
5%
0%
2.54%
7.45%
10.03%
6.64%
2022
2023
2024
2025

The Fund’s highest quarterly return was 3.15% (quarter ended December 31, 2022) and the Fund’s lowest quarterly return was (0.21)% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2025
Innovator Defined Wealth Shield ETF	1 Year	Since Inception (06/30/2021)
Return Before Taxes	6.64%	6.06%
Return After Taxes on Distributions	6.64%	6.06%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	4.73%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.53%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	10.89%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

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Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in June 2021. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

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Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire an investment with the potential for lower volatility and U.S. equity market capital appreciation;

•   you desire a product that provides downside protection (which is not guaranteed) against Underlying ETF losses for an Outcome Period that is set within an expected range of 15% to 20% and provides potential for upside subject to the Cap;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a buffer within an expected range of 15% to 20% on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that the expected 15% to 20% buffer may not be achieved, that there is no guarantee that a particular Buffer will be within this range for a particular Outcome Period, and that the Buffer can change from one Outcome Period to the next;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 19.82%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire an investment with a Cap on U.S. equity market capital appreciation in order to provide the potential for lower volatility;

•   you do not desire to invest in a product that provides downside protection (which is not guaranteed) against Underlying ETF losses and is subject to a Cap on potential upside returns;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full expected 15% to 20% buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that an expected buffer of 15% to 20% may not be achieved or seek the protection of a set 20% buffer for every Outcome Period, rather than a buffer within a range of 15% to 20% that may change from one Outcome Period to the next;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund pursues a relatively defensive approach to capital appreciation by combining exposure to the U.S. equity market with the potential for substantial downside investment protection. The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.69% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

• The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased

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call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

•   Taken together, the purchase and sale of put FLEX Options produces the Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s Buffer.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a Buffer from losses (expected to be set within a range of 15% to 20% for each Outcome Period). To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying

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ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than the Buffer, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

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Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffer Change Risk.    The amount of the Buffer is a set percentage established at the beginning of each Outcome Period and is determined based upon the prevailing market conditions at that time. The Fund seeks to provide a Buffer against Underlying ETF losses for each Outcome Period and is expected to be set within a range from 15% to 20% for each Outcome Period, although there is no guarantee that the final Buffer set for an Outcome Period will be within this range. The Buffer may rise or fall from one Outcome Period to the next and is unlikely to remain the same from Outcome Period to Outcome Period. Furthermore, the Buffer may be established at the lower end or below the expected 15% to 20% range for numerous or consecutive Outcome Periods, which would provide the potential for less protection against Underlying ETF losses than if higher Buffers were established during those Outcome Periods.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by less than the Buffer over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the

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then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Buffer that the Fund seeks to provide may change from one Outcome Period to the next, an investor may not receive the same Buffer across multiple Outcome Periods. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration

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of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the

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same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are

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held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

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FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in

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a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

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Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities.

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Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects

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redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for

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Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status

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and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

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Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

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•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.69% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval

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(“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a

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round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may

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increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may

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assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

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Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications

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and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

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FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after

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the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

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Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Defined Wealth Shield ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$30.84	$(0.22)	$2.38	$2.16	$—	$—	$—	$—
10/31/2024	$27.78	$(0.20)	$3.25	$3.05	$—	$—	$—	$—
10/31/2023	$26.17	$(0.19)	$1.79	$1.60	$—	$—	$—	$—
10/31/2022	$25.86	$(0.18)	$0.46	$0.28	$—	$—	$—	$—
10/31/2021(f)	$25.69	$(0.06)	$0.20	$0.14	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.01	$33.01	7.03%	$1,885,774	0.69%	(0.68)%	0%
10/31/2024	$0.01	$30.84	11.01%	$900,618	0.69%	(0.68)%	0%
10/31/2023	$0.01	$27.78	6.17%	$490,391	0.69%	(0.69)%	0%
10/31/2022	$0.03	$26.17	1.21%	$256,462	0.69%	(0.69)%	0%
10/31/2021(f)	$0.03	$25.86	0.65%	$29,088	0.69%	(0.69)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was June 30, 2021.

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Innovator Defined Wealth Shield ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Emerging Markets 10 Buffer ETF™ — Quarterly

(NYSE Arca — EBUF)

February 27, 2026

Innovator Emerging Markets 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the MSCI Emerging Markets Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.07% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.89% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.84% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.89% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 9.77%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof).

If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/ebuf, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the NYSE Arca, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 3.07% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Year	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the iShares MSCI Emerging Markets ETF.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.07% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.89% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.84%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.89% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.77%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF seeks to track a quarterly reviewed index, the MSCI Emerging Markets Index, which is designed to represent the performance of mid- and large-capitalization securities in emerging market countries. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-50%
-100%
TARGETED 10% BUFFER
Underlying ETF
Innovator Emerging Markets 10 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary

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with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/ebuf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	3.07%
50%	3.07%
20%	3.07%
15%	3.07%
10%	3.07%
5%	3.07%
0%	0%
(5)%	0%
(10)%	0%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.89% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent.

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Through its exposure to the Underlying ETF, the Fund has significant exposure to companies based in Asia, which, as of the date of this prospectus, includes companies located in China, as well as companies in the financials and information technology sectors.

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. Additionally, since the Underlying ETF has the potential to be more volatile than other funds, during the Outcome Period it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile reference asset. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 3.07% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.89% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.84%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses

5

incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/ebuf.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.89% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.77%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

6

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/ebuf, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be

7

achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an

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investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that

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change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a

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clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures

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are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price

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and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Asia Risk.    Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

China Risk.    China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could

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lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. From time to time, including the COVID-19 pandemic (as defined below), China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF, and therefore the value of the Underlying ETF, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Emerging Markets Risk.    Exposure to companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging market securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. This can create difficulties in evaluating emerging market companies due to lower quality or less available financial information. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The rights and remedies available to investors in emerging market securities may be more limited than those available for investors in more developed markets. The limitations associated with investments in emerging market companies may impact the Fund’s ability to achieve its investment objective.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Financials Sector Risk.    Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases

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in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Non-U.S. Securities Risk.    An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Smaller Companies Risk.    The Underlying ETF invests in the securities of small and/or mid capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETF by virtue of its usage of FLEX Options. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund

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were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively

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high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of

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the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the

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FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the MSCI Emerging Markets Total Return Index and the MSCI Emerging Markets Price Index. Both indices have the same constituents in the same weights. However, the MSCI Emerging Markets Total Return Index assumes that any dividends paid out by index constituents have been reinvested in the index and the MSCI Emerging Markets Price Return Index, which measures only the price movements of index constituents, does not. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
-10%
-20%
-30%
11.47%
2025

The Fund’s highest quarterly return was 3.51% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was 2.22% (quarter ended December 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	1 Year	Since Inception (6/28/2024)
Return Before Taxes	11.47%	9.60%
Return After Taxes on Distributions	11.47%	9.60%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	7.36%
MSCI Emerging Markets Total Return Index (reflects no deduction for fees, expenses or taxes)	33.57%	21.15%
MSCI Emerging Markets Price Return Index (reflects no deduction for fees, expenses or taxes)	30.58%	18.55%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in June 2024. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you fully understand the risks inherent in investment exposure to companies located in emerging market countries;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.77%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you do not fully understand the risks inherent in investment exposure to companies located in emerging market countries;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.89% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the MSCI Emerging Markets Index, which is designed to measure the equity market performance of large- and mid-capitalization securities in emerging market countries. The MSCI Emerging Markets Index consists of securities from the following emerging market countries or regions: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The index rebalances on a quarterly basis in February, May, August and November. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

• The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased

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call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

•   Taken together, the purchase and sale of put FLEX Options produces the 10% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 10% Buffer.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 10% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price

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decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

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Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

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Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur,

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the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

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Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member

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for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and

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international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Asia Risk.    Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers comprising the Underlying ETF, or on economic conditions generally. Further, issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers.

China Risk.    China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in

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relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. From time to time, including the COVID-19 pandemic, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF, and therefore the value of the Underlying ETF, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Additionally, certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in currency markets. To the extent these negatively impact the Underlying ETF, the Fund may be adversely affected.

Emerging Markets Risk.    Exposure to companies operating in emerging market countries involves additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Differences in applicable regulatory, accounting, auditing and financial reporting and recordkeeping standards create difficulties in evaluating emerging market companies due to lower quality or less available financial information. Emerging

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market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments. The limitations associated with investments in emerging market companies may impact the Fund’s ability to achieve its investment objective.

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Financials Sector Risk.    Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme

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price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Non-U.S. Securities Risk.    An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.

Smaller Companies Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Further, small and/or mid-capitalization companies may be thinly traded, making it difficult for the Underlying ETF to buy and sell such securities. Small and/or mid-capitalization companies are typically less stable than larger, more established companies, and may also depend on a small number of essential personnel who may be less experienced than the management of larger companies. Accordingly, these companies are generally subject to greater market risk than larger, more established companies.

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Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as

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war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities

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market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the

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arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies

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as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.     Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.89% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

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The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive

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to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

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To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to

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notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

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Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is

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not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

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With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s N-CSR, which is available upon request.

Innovator ETFs® Trust
Financial Highlights
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$25.54	$(0.24)	$3.10	$2.86	$—	$—	$—	$—
10/31/2024(f)	$24.99	$(0.08)	$0.60	$0.52	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.02	$28.42	11.28%	$15,634	0.89%	(0.89)%	0%
10/31/2024(f)	$0.03	$25.54	2.25%	$10,217	0.89%	(0.88)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was June 28, 2024.

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Innovator Emerging Markets 10 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Hedged Nasdaq-100® ETF

(The NASDAQ Stock Market LLC — QHDG)

February 27, 2026

Innovator Hedged Nasdaq-100® ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). Shares of the Fund (“Shares”) are listed and principally traded on The NASDAQ Stock Market LLC (“Nasdaq” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at net asset value only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Hedged Nasdaq-100® ETF

Investment Objective

The Fund seeks to provide capital appreciation and a level of hedged downside protection.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed ETF that, under normal market circumstances, seeks to provide capital appreciation through exposure to the constituents in the Nasdaq-100® Index (the “Nasdaq-100”) while providing a level of downside or “hedged” protection. The Fund will invest

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at least 80% of its net assets (including borrowings for investment purposes) in equity securities and option contracts that provide economic exposure to the Nasdaq-100. As further described below, to achieve its investment objective, the Fund intends to invest in:

(i)    a portfolio of common stocks that are representative of the Nasdaq-100 (the “Nasdaq-100 Portfolio”) to seek to provide capital appreciation. See “Nasdaq-100 Portfolio” below for additional information; and

(ii)   put and call option contracts (the “Options Portfolio”) with durations of approximately three months from January 1 to March 31, April 1 to June 30, July 1 to September 30 and October 1 to December 31 of each year (each, an “Options Portfolio Period”) that seek to provide a level of hedged downside protection for the Fund from 5% to 15% of Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”) losses over the term of the respective Options Portfolio Period. The Fund will forego upside returns of the Nasdaq-100 Portfolio beyond the level of the strike price of each sold call option on the Underlying ETF over an Option Portfolio Period. See “Options Portfolio Hedged Downside Protection” below for additional information.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”).

The Fund will not concentrate (i.e., invest 25% or more of its net assets) in the securities of issuers in any one industry or group of industries, except that the Fund will concentrate to approximately the same extent as the Nasdaq-100® Index concentrates in the securities of a particular industry or group of industries. As of the date of this prospectus, through the Nasdaq-100 Portfolio and the Fund’s use of FLEX Options on the Options Portfolio, the Fund is concentrated in the information technology sector.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Nasdaq-100 Portfolio Sought-After Capital Appreciation

The Sub-Adviser expects, under normal market circumstances, to invest the Fund’s net assets in the common stock of companies that comprise the Nasdaq-100 through the implementation of a representative sampling strategy that seeks to replicate the performance of the Nasdaq-100. The Nasdaq-100 includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Nasdaq-100 is a modified market capitalization-weighted index with significant exposure to large capitalization companies.

Through the Nasdaq-100 Portfolio, the Fund seeks to have full exposure to the returns of the Nasdaq-100, subject to the Fund’s hedging strategy and corresponding return, which is subject to the upside limitations described below. Through representative sampling, the Nasdaq-100 Portfolio is not expected to include each of the common stocks of the companies that comprise the Nasdaq-100 and the Fund’s position in an individual stock may be overweight or underweight as compared to the Nasdaq-100. However, the Sub-Adviser will seek to replicate the Nasdaq-100

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by adjusting the Fund’s investment weightings of the securities in the Nasdaq-100 Portfolio so as to provide the Fund investment returns that are substantially similar to the Nasdaq-100 to invest in a manner that achieves a high degree of correlation with the performance of the Nasdaq-100. The Fund expects that any dividends the Fund receives from its investment in common stocks that comprise the Nasdaq-100 will be distributed to shareholders on a quarterly basis.

Options Portfolio Hedged Downside Protection

Hedging Strategy

The Fund seeks to provide shareholders with the potential for hedged downside protection against significant declines in the Nasdaq-100 Portfolio through an Options Portfolio that references the price return (i.e., the change in the price of a specified asset, excluding any dividends paid) of the Underlying ETF, a unit investment trust that seeks to track the investment results, before fees and expenses, of the Nasdaq-100. While the Sub-Adviser will seek to construct the Options Portfolio contracts on the Underling ETF, which has a substantially similar investment exposure to the Nasdaq-100 Portfolio, any differences between the return of the Nasdaq-100 Portfolio versus that of the Underlying ETF may cause investors to not receive the full benefit of the hedging strategy, which is also not guaranteed. See “Options Portfolio” and “Option Contracts Risk” Below. The Options Portfolio is structured to seek to provide the Fund with hedged downside protection against Underlying ETF losses between 5% and 15% for each Option Portfolio Period. The Fund will bear the first 5% of Underlying ETF losses and all Underlying ETF losses exceeding 15% on a one-to-one basis over an Option Portfolio Period. Such protection may only be realized by investors who continuously hold Shares from the commencement of the approximately three-month Options Portfolio Period until its conclusion. To the extent an investor purchases or sells Shares after the Options Portfolio contracts are entered into or before the expiration of an Option Portfolio Period, such investor may not receive the full sought-after hedging strategy. The sought-after downside hedged protection is not guaranteed and is provided prior to taking into account the Fund’s annual management fee of 0.79%, transaction fees and any extraordinary expenses incurred by the Fund. These fees will have the effect of lowering the sought-after hedged downside protection for investors. The Fund may not be successful in limiting losses for investors through its usage of put option contracts in the Options Portfolio.

The implementation of the sought-after hedged downside protection is paid for through the selling of call option contracts within the Options Portfolio. The Fund will forego upside returns of the Nasdaq-100 Portfolio beyond the level of the strike price of each sold call option on the Underlying ETF over an Option Portfolio Period. In a market environment where the level of the Nasdaq-100 is increasing above the strike prices of the sold call options, the Fund’s performance may be lower when compared to the Nasdaq-100.

The sought-after hedging strategy is provided based on the Fund’s net asset value (“NAV”) on the day the respective put option contracts are entered into; however, the Fund’s shares trade at market prices on the Exchange. To the extent there is a discrepancy between the Fund’s NAV and market price when an investor buys or sells Shares, or when a put option contract within the Options Portfolio expires, it may impact the sought-after hedged downside protection such investor receives.

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See “Options Portfolio” and “Intra-Options Portfolio” below for additional information relating to the operation of the Options Portfolio.

Options Portfolio

The Fund, through the Options Portfolio, is designed to provide a level of sought-after hedged downside protection from losses over the duration of an Options Portfolio Period. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right to purchase or sell the underlying asset (or deliver cash equal to the value of an underlying index) at a specified price (“strike price”) within a specified time period. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. To implement the sought-after hedging strategy, the Fund will purchase and sell put option contracts and sell call option contracts.

The Sub-Adviser will manage the Options Portfolio to produce the sought-after hedging strategy by:

(i)    purchasing and selling put option contracts with differing strike prices to produce results that, prior to taking into account any fees or expenses charged to shareholders, provide the sought-after hedged downside protection between 5% and 15% of Underlying ETF losses over an Options Portfolio Period. The Fund creates the hedging strategy by buying a put option on the Underlying ETF at a higher strike price and selling a put option on the Underlying ETF at a relatively lower strike price, which results in the hedged downside protection between 5% and 15% of Underlying ETF losses. The purchased and sold put option contracts are designed to provide the sought-after hedging strategy provided by the Options Portfolio at the expiration of the option contracts; however, such protection is not guaranteed.

(ii)   selling call option contracts at the highest strike price possible to cover the premiums needed to offset the purchased put options. Sold call option contracts give the holder, in exchange for a premium, the right, but not the obligation, to purchase the reference asset from the seller at the strike price at a specified date. The sold call option contracts, along with the sold put option contracts described above, entitle the Fund to receive premiums to pay the costs of the purchased put option contracts. The Fund will forego upside returns of the Nasdaq-100 Portfolio beyond the level of the strike price of each sold call option on the Underlying ETF over an Option Portfolio Period.

The Options Portfolio will be comprised of FLEX Options that reference the Underlying ETF. FLEX Options are exchange-traded option contracts with uniquely customizable terms and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts. The FLEX Options

4

that comprise the Options Portfolio will have a duration of the Options Portfolio Period. Upon the expiration of an Options Portfolio, the Fund intends to purchase another Options Portfolio that provides the same return profile to the Fund for the next Options Portfolio Period.

While the Fund sells option contracts on the Underlying ETF, the Fund does not directly own shares of the Underlying ETF. As a result, these sold options are “uncovered” because the Fund has no direct position with which to fill the terms of the option contract should the option counterparty wish to exercise their right to the option. For the Fund’s sold put option contracts, the negative downside, if any, of the Fund’s sold put option contracts is covered between 5% and 15% by the Fund’s purchased put option contracts. For the Fund’s sold call option contracts, the Fund has unlimited loss potential that exists from the difference above the strike price to the then-current trading price of the Underlying ETF. However, as described above, the Fund owns a representative sampling of securities of the Nasdaq-100 with substantially the same investment exposure as the sold call options on the Underlying ETF. The Fund’s option contracts are cash settled European style option contracts that expire at each Options Portfolio Period and may only be exercised on the expiration date of the Options Portfolio Period. If a call option is exercised at the end of an Options Portfolio Period, the Fund will sell its holdings from the Nasdaq-100 Portfolio at the then current trading price and use the cash proceeds to make payment on the sold option obligations. As such, the Fund’s loss exposure in the event the Fund’s sold call option is exercised by a counterparty is equal to any negative difference between the Fund’s sale price of the underlying securities in the Nasdaq-100 Portfolio and the Underlying ETF strike price and any transaction costs. The Fund’s ability to use the sale of its holdings from the Nasdaq-100 Portfolio to make payment on the sold option obligations is not guaranteed.

Intra-Options Portfolio

The Fund’s hedging strategy is provided based on the Fund’s NAV at the outset of the Options Portfolio Period on the day the respective FLEX Option contracts are entered into and ends on the day they expire at the end of an Options Portfolio Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options do not change, the sought-after hedged downside protection relates to the Fund’s NAV on the first day of the Options Portfolio Period. The Fund’s sought-after hedged downside protection (through the Options Portfolio) may only be realized by investors who continuously hold Shares from the commencement of the approximately three-month Options Portfolio Period until its conclusion. Investors who purchase Shares after the Options Portfolio Period has begun or sell Shares prior to the Options Portfolio Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide.

The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF until the expiration date of the option contracts. The Fund’s NAV is dependent, in part on the value of the Options Portfolio, which is based principally upon the performance of the Underlying ETF. The value of the option contracts in the Options Portfolio is affected by changes in the value and dividend rates of the securities represented in the Underlying ETF, changes in interest rates, changes in the actual
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or perceived volatility of the Underlying ETF and the remaining time to the option contract’s expiration date, as well as trading conditions in the options market. As the price of the Underlying ETF changes and time moves towards the expiration date, the value of the option contracts, and therefore the Fund’s NAV, will change. The Sub-Adviser generally anticipates that the Fund’s NAV, in part, will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

An investor that holds Shares through multiple Options Portfolio Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the expiration of each Options Portfolio, the Fund will enter into a new Options Portfolio based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the strike price of the sold call option contract of the prior Options Portfolio will be forfeited. Similarly, an investor that holds Shares through multiple Options Portfolio Periods will be unable to recapture losses from prior Options Portfolio Periods because at the end of each Options Portfolio, a new level of hedged downside protection will be established between 5% and 15% of Underlying ETF losses based on the then-current price of the Underlying ETF and any losses experienced below 15% will be locked-in. Moreover, the quarterly imposition of a new upside limit on future gains may make it difficult to recoup any losses from the prior Options Portfolios such that, over multiple Options Portfolios, the Fund may have losses that exceed those of the Underlying ETF.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Hedging Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Nasdaq-100 through its hedging strategy. In doing so, there is no guarantee that the Fund will be successful in implementing its strategy to provide hedged market exposure. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses and understand that the operation of the sought-after hedged downside protection is not guaranteed. In a market environment where the Nasdaq-100 is generally appreciating, the Fund may underperform the Nasdaq-100 and/or similarly situated funds. In order to provide the sought-after protection against decreases in the Nasdaq-100, the Fund sells call option contracts that reference the Underlying ETF, which will negatively impact the Fund’s performance in a market environment where the Nasdaq-100 appreciates. The Fund’s hedging strategy may not be effectively implemented due to a potential disconnect between the construction of the Nasdaq-100 Portfolio and that of the Options Portfolio. The Nasdaq-100

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Portfolio consists of securities that seek investment returns that are substantially similar to the Nasdaq-100 through a representative sampling strategy. In contrast, the reference asset of the Options Portfolio, the Underlying ETF, seeks to track the investment results, before fees and expenses, of the Nasdaq-100. To the extent the returns of the Nasdaq-100 Portfolio deviate from the Underlying ETF’s performance, the Fund may not receive the full benefit of the Fund’s sought-after hedging strategy.

The sought-after hedging strategy is only operative against Underlying ETF losses of between 5% and 15% for the Options Portfolio period. However, there is no guarantee that the Fund will be successful in its attempt to provide hedged downside protection. Investors will experience all losses on the first 5% of losses on a one-to-one basis and all subsequent losses if the Underlying ETF’s share price decreases by more than 15%. The sought-after downside hedged protection is provided prior to taking into account the Fund’s annual management fee of 0.79%, transaction fees and any extraordinary expenses incurred by the Fund. These fees will have the effect of lowering the sought-after hedged downside protection for investors. The Fund’s strategy seeks to provide this hedged downside protection if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Options Portfolio period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the downside protection that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the hedged downside protection is designed to be in effect at the end of the Options Package period, it is possible that the Fund’s NAV may decrease during the Options Package period before the hedged downside protection is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Information Technology Companies Risk.    The Fund, directly through the Nasdaq-100 Portfolio and indirectly through the Options Portfolio, is concentrated (i.e., holds 25% or more of its total assets) in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

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Large Capitalization Companies Risk.    The Fund, directly through the Nasdaq-100 Portfolio and indirectly through the Options Portfolio, has significant exposure to large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds equity securities directly in the Nasdaq-100 Portfolio and has exposure to equity securities indirectly through the Options Portfolio. Equity securities, which include common stocks, may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase and may change significantly due to changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market. The value of Shares will fluctuate with changes in the value of the securities in the Nasdaq-100 Portfolio, subject to the Fund’s hedging strategy.

Upside Participation Risk.    There can be no guarantee that the Fund will be able to produce upside returns that correlate to increases of the Nasdsaq-100 over time. The operation of the Options Portfolio will limit the Fund’s upside exposure to increases in the Nasdaq-100. Because the Fund utilizes a representative sampling investment strategy in the implementation of the Nasdaq-100 Portfolio, the Fund will weight securities differently than the Nasdaq-100, which may cause the Fund to underperform or overperform the Nasdaq-100 based on those different weightings. Additionally, the Fund’s sold call option contracts effectively sell potential upside of the Nasdaq-100 in return for a premium received, which could have a negative impact on the Fund’s performance. In a market environment where the Nasdaq-100 appreciates beyond the strike price of the sold call option contracts, the Fund could underperform.

Concentration Risk.    Through the Nasdaq-100 Portfolio and its usage of FLEX Options, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Nasdaq-100® Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Funds investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Nasdaq-100 and/or similarly situated growth funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, differing weights of the equity securities in the Nasdaq-100 Portfolio versus that of the Nasdaq-100 and the impact of the Fund’s sold call options in appreciating market environments.

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Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including the Fund’s usage of exchange-listed option contracts, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

Correlation Risk.    The put option contracts held by the Fund, which provide the sought-after hedged downside protection, will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the option contracts will be determined based upon market quotations or using other recognized pricing methods. The value of the option contracts prior to the expiration date may vary because of related factors other than the value

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of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the option contracts, among others.

Counterparty Risk.    The Fund invests in option contracts, which subjects it to counterparty risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The OCC acts as guarantor and central counterparty with respect to FLEX Options. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to implement its hedging strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

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Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Sub-Adviser’s ability to effectively implement the Fund’s strategy. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest rates or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an advantageous price. In addition, the value of the options contracts utilized by the Fund may not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). However, as an option contract approaches its expiration date, its value typically increasingly moves with the value of the reference asset. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after hedging strategy.

The Fund’s option contracts are uncovered, meaning the Fund does not directly own all of the securities underlying the option contracts. Rather, the Fund owns a representative sampling of securities of the Nasdaq-100 that are meant to have substantially the same investment exposure as the sold call options on the Underlying ETF. There are risks associated with uncovered option writing which expose the Fund to potentially significant loss. The Fund, as the seller of uncovered options, bears a risk of substantial and potentially unlimited loss for sold call options if the value of the underlying security increases above the strike price and the Fund is unable to convert its holdings from the Nasdaq-100 Portfolio into the Underlying ETF option at a price that is at the strike price.

Underlying ETF Risk.    Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. Therefore, the Fund may be subject to

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the same risks that are described herein as a result of its exposure to the Underlying ETF through its usage of FLEX Options, such as Equity Securities Risk, Large Capitalization Companies Risk and Information Technology Companies Risk.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. In the event that trading in the underlying options contracts is limited or absent, the value of the Fund’s options contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the options contracts. The trading in options contracts may be less deep and liquid than the market for certain other securities. In a less liquid market for the options contracts, terminating the options contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the options contracts, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the options contracts and the value of your investment.

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Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause

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the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value (“NAV”) and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

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Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. See “Treatment of the Fund’s Option Contracts” below for additional information relating to the application of the “straddle” rules. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Certain option contracts held by the Fund are likely to be “Section 1256 contracts” under Section 1256 of the Code, allowing the Fund to recognize a combination of long and short term gain from such contracts but requiring the Fund to recognize gain or loss as if the Section 1256 contracts were sold. Certain option contracts on an ETF may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the options contracts as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the options contracts as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the options contract is not appropriately the referenced asset, the Fund could lose its own status as a RIC. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
14%
12%
10%
8%
6%
4%
2%
0%
12.03%
2025

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The Fund’s highest quarterly return was 7.92% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (4.99)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Hedged Nasdaq-100® ETF	1 Year	Since Inception (8/19/2024)
Return Before Taxes	12.03%	13.59%
Return After Taxes on Distributions	12.03%	13.58%
Return After Taxes on Distributions and Sale of Fund Shares	7.12%	10.41%
Nasdaq-100 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.02%	20.48%
Nasdaq-100 Price Return Index (reflects no deduction for fees, expenses or taxes)	20.17%	19.61%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

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Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in August 2024. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The investment objective of the Fund is to seek long-term capital gains while providing a level of downside (or hedged) protection. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). The Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and option contracts that provide economic exposure to the Nasdaq-100. For purposes of this policy, the Fund will value its option contracts at mark-to-market and its positions are marked-to-market daily. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

The Nasdaq-100 measures the average performance of a diversified group of stocks listed on The Nasdaq Stock Market LLC, and includes securities issued by 100 of the largest non-financial companies listed thereon. The Nasdaq-100 is a modified market capitalization-weighted index, which is a hybrid between equal weighting and conventional capitalization weighting, and provides exposure to large capitalization companies. The Nasdaq-100 reconstitutes annually in December and is rebalanced on a quarterly basis in March, June, September and December. As of the date of this prospectus, the Nasdaq-100® Index was composed of securities with a market capitalization range of $20.3 billion to $3.5 trillion.

The Fund purchases and sells “put” option contacts as well as sells “call” option contracts. A put option contract allows the holder of the put option contract to sell a specific asset at a pre-determined price. A call option contract allows the holder of the call option contract to buy a specific asset at a pre-determined price. Option contracts can either be “American” style or “European” style. American style option contracts may be exercised by the holder of the option contract at any time prior to the option contract’s expiration date. European style option contracts may only be exercised by the holder of the option contract on the expiration date of such option contract. The Fund intends to use European style option contracts.

Information Regarding the Nasdaq-100® Index

The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to Innovator (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or

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quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Nasdaq-100® Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Nasdaq is not affiliated with the Fund, Innovator or the Distributor. The Fund is entitled to use the Index pursuant to a sublicensing agreement with Innovator, which in turn has a licensing agreement with Nasdaq.

Fund Investments

Principal Investments

Equity Securities

The Fund invests in equity securities, which primarily includes common stocks. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Option Contracts

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give

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the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Hedging Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Nasdaq-100 through its hedging strategy. In doing so, there is no guarantee that the Fund will be successful in implementing its strategy to provide hedged market exposure. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses and understand that the operation of the sought-after hedged downside protection is not guaranteed. In a market environment where the Nasdaq-100 is generally appreciating, the Fund may underperform the Nasdaq-100 and/or similarly situated funds. In order to provide the sought-after protection against decreases in the Nasdaq-100, the Fund sells call option contracts that reference the Underlying ETF, which will negatively impact the Fund’s performance in a market environment where the Nasdaq-100 appreciates. The Fund’s hedging strategy may not be effectively implemented due to a potential disconnect between the construction of the Nasdaq-100 Portfolio and that of the Options Portfolio. The Nasdaq-100 Portfolio consists of securities that seek investment returns that are substantially similar to the Nasdaq-100 through a representative sampling strategy. In contrast, the reference asset of the Options Portfolio, the Underlying ETF, seeks to track the investment results, before

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fees and expenses, of the Nasdaq-100. To the extent the returns of the Nasdaq-100 Portfolio deviate from the Underlying ETF’s performance, the Fund may not receive the full benefit of the Fund’s sought-after hedging strategy.

The sought-after hedging strategy is only operative against Underlying ETF losses of between 5% and 15% for the Options Portfolio period. However, there is no guarantee that the Fund will be successful in its attempt to provide hedged downside protection. Investors will experience all losses on the first 5% of losses on a one-to-one basis and all subsequent losses if the Underlying ETF’s share price decreases by more than 15%. The sought-after downside hedged protection is provided prior to taking into account the Fund’s annual management fee of 0.79%, transaction fees and any extraordinary expenses incurred by the Fund. These fees will have the effect of lowering the sought-after hedged downside protection for investors. The Fund’s strategy seeks to provide this hedged downside protection if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Options Portfolio period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the downside protection that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the hedged downside protection is designed to be in effect at the end of the Options Package period, it is possible that the Fund’s NAV may decrease during the Options Package period before the hedged downside protection is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Information Technology Companies Risk.    The Fund, directly through the Nasdaq-100 Portfolio and indirectly through the Options Portfolio, is concentrated (i.e., holds 25% or more of its total assets) in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.

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Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    The Fund, directly through the Nasdaq-100 Portfolio and indirectly through the Options Portfolio, has significant exposure to large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds equity securities directly in the Nasdaq-100 Portfolio and has exposure to equity securities indirectly through the Options Portfolio. Investments in equity securities, including common stock, are subject to market risks that may cause their prices to fluctuate over time. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase and may change significantly due to changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market. The value of your investment in the Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.

Upside Participation Risk.    There can be no guarantee that the Fund will be able to produce upside returns that correlate to increases of the Nasdsaq-100 over time. The operation of the Options Portfolio will limit the Fund’s upside exposure to increases in the Nasdaq-100. Because the Fund utilizes a representative sampling investment strategy in the implementation of the Nasdaq-100 Portfolio, the Fund will weight securities differently than the Nasdaq-100, which may cause the Fund to underperform or overperform the Nasdaq-100 based on those different weightings. Additionally, the Fund’s sold call option contracts effectively sell potential upside of the Nasdaq-100 in return for a premium received, which could have a negative impact on the Fund’s performance. In a market environment where the Nasdaq-100 appreciates beyond the strike price of the sold call option contracts, the Fund could underperform.

Concentration Risk.    Through the Nasdaq-100 Portfolio and its usage of FLEX Options, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Nasdaq-100® Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of

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the Funds investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Nasdaq-100 and/or similarly situated growth funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, differing weights of the equity securities in the Nasdaq-100 Portfolio versus that of the Nasdaq-100 and the impact of the Fund’s sold call options in appreciating market environments.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Cleared derivatives, such as the Fund’s usage of exchange-listed option contracts, are required to be centrally cleared. In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for the Fund’s option contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the

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event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The put option contracts held by the Fund, which provide the sought-after hedged downside protection, will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the option contracts will be determined based upon market quotations or using other recognized pricing methods. The value of the option contracts prior to the expiration date may vary because of related factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the option contracts, among others.

Counterparty Risk.    The Fund invests in option contracts, which subjects it to counterparty risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. The OCC acts as guarantor and central counterparty with respect to FLEX Options. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to implement its hedging strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

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The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Sub-Adviser’s ability to effectively implement the Fund’s strategy. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest rates or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an advantageous price. In addition, the value of the options contracts utilized by the Fund may not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). However, as an option contract approaches its expiration date, its value typically increasingly moves with the value of the reference asset. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after hedging strategy.

The Fund’s purchased and sold put option contracts are designed to provide the sought-after hedging strategy provided by the Options Portfolio at the expiration of the option contracts, however such protection is not guaranteed. Additionally, the Fund will forego upside returns of the Nasdaq-100 Portfolio beyond the level of the strike price of each sold call option on the Underlying ETF over an Option Portfolio Period. Put and call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and

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other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the put and/or call option may not correlate perfectly with the underlying asset, rate or index. Option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

The Fund’s option contracts are uncovered, meaning the Fund does not directly own all of the securities underlying the option contracts. Rather, the Fund owns a representative sampling of securities of the Nasdaq-100 that are meant to have substantially the same investment exposure as the sold call options on the Underlying ETF. There are risks associated with uncovered option writing which expose the Fund to potentially significant loss. The Fund, as the seller of uncovered options, bears a risk of substantial and potentially unlimited loss for sold call options if the value of the underlying security increases above the strike price and the Fund is unable to convert its holdings from the Nasdaq-100 Portfolio into the Underlying ETF option at a price that is at the strike price.

Underlying ETF Risk.    Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. Therefore, the Fund may be subject to the same risks that are described herein as a result of its exposure to the Underlying ETF through its usage of FLEX Options, such as Equity Securities Risk, Large Capitalization Companies Risk and Information Technology Companies Risk.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. In the event that trading in the underlying options contracts is limited or absent, the value of the Fund’s options contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the options contracts. The trading in options contracts may be less deep and liquid than the market for certain other securities. In a less liquid market for the options contracts, terminating the options contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the options contracts, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the options contracts and the value of your investment.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Fund’s assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any

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of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute

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portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant

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to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. See “Treatment of the Fund’s Option Contracts” below for additional information relating to the application of the “straddle” rules. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Certain option contracts held by the Fund are likely to be “Section 1256 contracts” under Section 1256 of the Code, allowing the Fund to recognize a combination of long and short term gain from such contracts but requiring the Fund to recognize gain or loss as if the Section 1256 contracts were sold. Certain option contracts on an ETF may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the options contracts as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the options contracts as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the options contract is not appropriately the referenced asset, the Fund could lose its own status as a RIC. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s

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Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

• Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor

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for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

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A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

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How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, however the Fund expects to make such dividend payments on a quarterly basis. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

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The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information only. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distribution tests. The Fund intends to treat any income that it may derive from its option contracts as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the option contracts as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of option contracts is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

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A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the Fund’s Option Contracts

The Fund’s investments in offsetting positions with respect to the reference asset may be “straddles” for U.S. federal income tax purposes. Generally, the straddle rules apply to a taxpayer that holds offsetting positions in personal property (whether or not of the same kind) if the offsetting positions

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result in a substantial diminution of the taxpayer’s risk of loss from any of the positions. For example, a taxpayer that owns a security and a put option to sell that security at a specified price may be engaged in a straddle. A taxpayer holding a straddle may be required to defer losses realized on one position until gain is realized on the related offsetting position. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The option contracts included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that some of the positions held by the Fund will be subject to Section 1256, which means that those positions will not be marked to market, but the positions will be subject to the straddle rules.

The Fund intends to limit the overlap between its stock holdings and the underlying constituents of the Nasdaq-100 to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call option contracts it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of the Nasdaq-100 under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder

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has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

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Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

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Exchange-traded option contracts (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

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Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust
Financial Highlights
Innovator Hedged Nasdaq – 100® ETF

		Investment Operations:				Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$25.39	$—	(g)	$4.53	$4.53	$(0.01)	$—	$—	$(0.01)
10/31/2024(h)	$25.03	$(0.01)		$0.37	$0.36	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$—		$29.91	17.82%	$3,738	0.79%	0.79%	(0.02)%	21%
10/31/2024(h)	$—	(g)	$25.39	1.43%	$5,712	0.79%	0.79%	(0.15)%	13%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

(h)      Inception date of the Fund was August 19, 2024.

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Innovator Hedged Nasdaq-100® ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator International Developed 10 Buffer ETF™ — Quarterly

(NYSE Arca — IBUF)

February 27, 2026

Innovator International Developed 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the MSCI EAFE Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 2.49% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.27% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.85% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 9.78%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof).

If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/ibuf, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the NYSE Arca, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator International Developed 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 2.49% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Year	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the iShares MSCI EAFE ETF.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 2.49% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.27%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.85% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.78%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market, specifically the Nasdaq-100 Index®. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

2

The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-50%
-100%
TARGETED 10% BUFFER
EFA
Innovator International Developed 10 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary

3

with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/ibuf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	2.49%
50%	2.49%
20%	2.49%
15%	2.49%
10%	2.49%
5%	2.49%
0%	0%
(5)%	0%
(10)%	0%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.85% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its exposure to the Underlying ETF, the Fund has significant exposure to

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companies based in Europe and Asia, which, as of the date of this prospectus, includes companies located in Japan, as well as consumer goods and services companies, financials sector companies and industrials sector companies.

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. Additionally, since the Underlying ETF has the potential to be more volatile than other funds, during the Outcome Period it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile reference asset. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 2.49% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.85% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.27%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses

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incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/ibuf.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.85% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.78%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

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For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/ibuf, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively

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manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares

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over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at

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a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

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FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Asia Risk.    Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Consumer Goods and Services Companies Risk.    Consumer goods and services companies face risks related to changes in consumer preferences and disposable income, commodity prices, government regulation, supply chain disruptions, damage to brand or reputation, economic slowdown and labor shortages, among other things.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF, and therefore the value of the Underlying ETF, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

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Europe Risk.    Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (commonly referred to as “Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Financials Sector Risk.    Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

Industrials Sector Risk.    Companies within the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Additionally, government spending policies may impact the profitability of the industrials sector since industrials companies, especially aerospace and defense companies, often rely on government demand for their products and services.

Japan Risk.    The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.

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Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Non-U.S. Securities Risk.    An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a

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general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than

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if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a

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market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding

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upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the MSCI EAFE Total Return Index and the MSCI EAFE Price Index. Both indices have the same constituents in the same weights. However, the MSCI EAFE Total Return Index assumes that any dividends paid out by index constituents have been reinvested in the index and the MSCI EAFE Price Return Index, which measures only the price movements of index constituents, does not. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
10%
0%
-10%
-20%
13.41%
2025

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The Fund’s highest quarterly return was 4.52% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was 2.63% (quarter ended December 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator International Developed 10 Buffer ETF™ – Quarterly	1 Year	Since Inception (6/28/2024)
Return Before Taxes	13.41%	10.77%
Return After Taxes on Distributions	13.41%	10.77%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	8.26%
MSCI EAFE Total Return Index (reflects no deduction for fees, expenses or taxes)	31.22%	18.58%
MSCI EAFE Price Return Index (reflects no deduction for fees, expenses or taxes)	27.89%	15.91%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

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Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in June 2024. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you fully understand the risks inherent in investment exposure to non-U.S. companies;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.78%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you do not fully understand the risks inherent in investment exposure to non-U.S. companies;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.85% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the MSCI EAFE Index, which is designed to measure the equity market performance of large- and mid-capitalization securities of developed markets outside of the United States and Canada. The MSCI EAFE Index includes companies from the following 21 developed market countries or regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Index is rebalanced on a quarterly basis. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

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•   Taken together, the purchase and sale of put FLEX Options produces the 10% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 10% Buffer.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 10% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end

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of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

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Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

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Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

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Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation;

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and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

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The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting

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Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Asia Risk.    Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers comprising the Underlying ETF, or on economic conditions generally. Further, issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers.

Consumer Goods and Services Companies Risk.    Many consumer goods and services companies rely heavily on disposable household income and consumer spending and may be impacted by social trends, marketing campaigns, demographic shifts and other factors affecting consumer preferences and demand. In addition, damage to a brand or a reputation crisis can have a substantial adverse impact on consumer companies. Certain consumer companies, such as those providing discretionary goods or services, may depend more on business cycles, overall economic conditions and consumer confidence. Many consumer goods and services are subject to government regulation and the related compliance costs, and consumer companies also face the risk of product liability claims.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a non-U.S. currency. The value of investments held by the Underlying ETF, and therefore the value of the Underlying ETF, could change based on changes in currency exchange rates. The Fund’s NAV could therefore decline based on changes in the value of currencies or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Additionally, certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in currency markets. To the extent these negatively impact the Underlying ETF, the Fund may be adversely affected.

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Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Europe Risk.    Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (commonly referred to as “Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Financials Sector Risk.    Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.

Industrials Sector Risk.    Companies within the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil

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liabilities will likewise affect the performance of these companies. Additionally, government spending policies may impact the profitability of the industrials sector since industrials companies, especially aerospace and defense companies, often rely on government demand for their products and services.

Japan Risk.    The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Non-U.S. Securities Risk.    An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.

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Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as

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war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and

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taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

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Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will

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be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

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Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.85% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

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Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules

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in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that

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he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation

52

unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

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With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator International Developed 10 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$25.38	$(0.23)	$3.43	$3.20	$—	$—	$—	$—
10/31/2024(f)	$25.02	$(0.07)	$0.42	$0.35	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.04	$28.62	12.80%	$73,709	0.85%	(0.85)%	0%
10/31/2024(f)	$0.01	$25.38	1.45%	$5,710	0.85%	(0.84)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was June 28, 2024.

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Innovator International Developed 10 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Nasdaq-100® 10 Buffer ETF™ — Quarterly

(The NASDAQ Stock Market LLC — QBUF)

February 27, 2026

Innovator Nasdaq-100® 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the Nasdaq-100 Index® (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.79% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.59% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 9.80%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof).

If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/qbuf, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on The NASDAQ Stock Market LLC (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 3.79% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Year	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the Invesco QQQ TrustSM, Series 1.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.79% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.59%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.80%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market, specifically the Nasdaq-100 Index®. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE SCENARIO
NEGATIVE SCENARIO
POSITIVE SCENARIO
VERY POSITIVE SCENARIO
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
TARGETED 10% BUFFER
-100%
Underlying ETF
Innovator Nasdaq-100 10 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary
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with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/qbuf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	3.79%
50%	3.79%
20%	3.79%
15%	3.79%
10%	3.79%
5%	3.79%
0%	0%
(5)%	0%
(10)%	0%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry

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or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its exposure to the Underlying ETF, the Fund has significant exposure to companies in the information technology sector.

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. Additionally, since the Underlying ETF has the potential to be more volatile than other funds, during the Outcome Period it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile reference asset. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 3.79% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.59%. The Cap will be further reduced by any

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shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/qbuf.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.80%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

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For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/qbuf, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options

8

expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period.

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In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment

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portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may

11

obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

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Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

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Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

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Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of

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the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or

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losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the Nasdaq-100 Total Return Index (which assumes that any dividends paid out by index constituents have been reinvested) and the Nasdaq-100 Price Return Index (which does not include any dividends and only measures the price movements of the underlying constituents). The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
-10%
-20%
-30%
10.92%
2025

The Fund’s highest quarterly return was 4.62% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (0.19)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	1 Year	Since Inception (6/28/2024)
Return Before Taxes	10.92%	11.45%
Return After Taxes on Distributions	10.92%	11.45%
Return After Taxes on Distributions and Sale of Fund Shares	6.47%	8.78%
Nasdaq-100® Total Return Index (reflects no deduction for fees, expenses or taxes)	21.02%	18.79%
Nasdaq-100® Price Return Index (reflects no deduction for fees, expenses or taxes)	20.17%	17.94%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in June 2024. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices

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rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.80%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the Nasdaq-100 Index®. The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq stock market, based on market capitalization. The Nasdaq-100 Index® includes companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies. The Nasdaq-100 Index® is rebalanced on a quarterly basis and reconstituted annually in December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

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•   Taken together, the purchase and sale of put FLEX Options produces the 10% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 10% Buffer.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 10% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also

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affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

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Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

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Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur,

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the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

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Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member

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for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset,

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the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks

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Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less

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volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and

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liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not

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otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally,

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decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the

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FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers

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Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive

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to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

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To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that

47

he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket

49

(either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

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With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$25.34	$(0.21)	$4.01	$3.80	$—	$—	$—	$—
10/31/2024(f)	$24.87	$(0.07)	$0.49	$0.42	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.02	$29.16	15.09%	$212,160	0.79%	(0.78)%	0%
10/31/2024(f)	$0.05	$25.34	1.91%	$80,453	0.79%	(0.78)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was June 28, 2024.

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Innovator Nasdaq-100® 10 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Power Buffer Step-Up Strategy ETF™

(NYSE Arca — PSTP)

February 27, 2026

Innovator Power Buffer Step-Up Strategy ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Power Buffer Step-Up Strategy ETF™

Investment Objective

The Fund seeks to provide investors with investment exposure to the return of an ETF that tracks the returns, before fees and expenses, of an index of large capitalization U.S. equity securities (the “Underlying ETF”), subject to potential investment gains up to a limit (prior to taking into account management fees and other fees), while providing the potential for downside protection against investment losses up to a limit (prior to taking into account management fees and other fees).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

General Strategy Description.    The Fund is an actively managed ETF that seeks to provide risk-managed investment exposure to the Underlying ETF. The Fund seeks to achieve its investment objective by investing in exchange-traded options contracts with one-year expirations (specifically, FLexible EXchange® Options (“FLEX Options”)) on the Underlying ETF (the “Options Portfolio”) and may also invest directly in the Underlying ETF (or the components thereof).

As described below, the Fund seeks to participate in the return of the Underlying ETF, subject to an upside return limit and a measure of downside loss protection (a “Buffer”). The Sub-Adviser (defined below) will actively monitor the performance of the Options Portfolio and as described below, rebalance or “step-up” the Options Portfolio prior to its expiration.

•   Participation in Underlying ETF Returns.    The Fund seeks to participate in the in the returns of the Underlying ETF, subject to an upside return limit and protection against a measure of downside losses of the Underlying ETF.

•   Step-Up Strategy.    The Fund’s “step-up” investment strategy seeks to help a Fund’s shareholder offset the timing risks inherent in owning an options package for one year. The Options Portfolio is designed to produce investment outcomes only for the duration of its one-year options contracts and not for any different period of time. However, the Sub-Adviser intends to manage the Fund’s investment exposure by periodically terminating its Options Portfolio earlier than its one-year expiration date and immediately resetting its Options Portfolio for a new one-year period (i.e., “step-up” its holdings). Each month, the Sub-Adviser will observe increases and decreases in the Fund from the time the Fund’s FLEX Options holdings were originally entered into and will seek to realize gains experienced by the Fund or Buffer used by the Fund by resetting the Fund’s Options Portfolio. In implementing the step-up strategy, the Sub-Adviser will seek to protect capital or capture portfolio gains experienced by the Fund, depending on its evaluation of market conditions each month. See “Principal Investment Strategies—Step-Up Strategy” below. There is no guarantee the Fund will be successful in implementing this strategy.

The Fund does not pursue a “defined outcome” strategy. Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security over a specific period of time (e.g., one year). The Fund will not seek to provide a set level of investment outcomes over a stated time period. Unlike other ETFs that utilize a defined outcome investment strategy, the Fund does not seek to provide shareholders with a set Buffer percentage and maximum upside potential over any specified time period. Shareholders will experience investment results that are very different than if the Fund held the Options Portfolio for its contract duration. The successful implementation of the step-up investment strategy is not guaranteed.

In implementing the above, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of

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large capitalization exchange-traded U.S. equity securities, specifically the S&P 500® Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF is considered to be concentrated (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate to approximately the same extent. As of the date of this prospectus, the Fund has significant exposure to the information technology sector.

Portfolio Return Profile.    The Fund’s portfolio seeks to replicate the performance of the Underlying ETF, subject to a maximum return potential and a Buffer. The Options Portfolio is designed to produce investment outcomes only for the duration of its one-year options contracts and not for any different period of time. As described more fully below, the Fund does not seek to achieve the full one-year investment outcomes of the Options Portfolio, as the Sub-Adviser intends to opportunistically reset the Options Portfolio prior to the one-year expiration date of the FLEX Options. The “power” Buffer denotes the 15% of Underlying ETF losses that the Options Portfolio seeks to protect over the duration of each one-year contract term of the FLEX Options.

The Sub-Adviser seeks to specifically select the strike price for each FLEX Option contract such that if the FLEX Options were exercised on the expiration date (the final day of the one-year term), the Fund’s NAV would be subject to the maximum gains on the performance of the Underlying ETF’s share price over the duration of the options contract or the benefit from the protection of the Buffer, as follows:

•   In the event that the Underlying ETF decreases in value by less than 15% over the duration of the Options Portfolio, the Fund seeks to provide investment return of 0%.

•   In the event that the Underlying ETF decreases in value by more than 15% over the duration of the Options Portfolio, the Options Portfolio seeks to provide losses that are 15% less than the losses experienced by the Underlying ETF.

•   In the event that the Underlying ETF increases in value over the duration of the Options Portfolio, the Options Portfolio seeks to provide investment returns that match the performance of the Underlying ETF, up to a maximum percentage return the Fund can achieve for the duration of the Options Portfolio, which is dependent on prevailing market conditions at the times the Fund enters into the FLEX Options.

The Fund’s sought-after returns, including the Buffer and maximum gain potential of Underlying ETF performance that the Options Portfolio seeks to provide, are provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These expenses will have the effect of reducing the Fund’s returns, including the maximum gain potential amount and Buffer amount experienced by shareholders. If the Fund invests in the Underlying ETF directly (or the components thereof), the Adviser will assume an

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estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF) to calculate the Buffer and maximum return potential. To the extent the dividends received by the Fund differ from this assumed historical rate, the Buffer and maximum return potential may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

As further described herein, the Fund does not expect that the Options Portfolio will be held until the expiration date of the FLEX Options. Instead, the Sub-Adviser will seek to opportunistically manage the Fund’s investment exposure by periodically terminating its FLEX Options investments earlier than its one-year expiration date and immediately reset the Fund’s Options Portfolio for a new one-year period. Both the maximum gain potential and the sought-after Buffer are measured from the price of the Underlying ETF at the time the FLEX Option contracts are executed and will only be provided on the expiration date. As a result, the degree to which a shareholder may benefit from the Fund’s potential for participating in the return of the Underlying ETF and the Buffer against Underlying ETF losses will depend on the time at which the investor purchases Shares of the Fund and the Sub-Adviser’s determination of when to reset the Options Portfolio. Because the Fund’s investment strategy is not designed to hold the Options Portfolio to its expiration date, shareholders will experience investment results that are very different than if the Fund held the Options Portfolio for its contract duration. Shareholders may realize losses on price decreases of the Underlying ETF of less than the 15% Buffer and may lose their entire investment. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time.

Further, the Options Portfolio is designed to protect against Underlying ETF losses and provide for a maximum gain potential based upon the price of the Underlying ETF at the time the FLEX Option contracts are into by the Fund. However, the degree to which a shareholder may benefit from the Fund’s Underlying ETF upside potential and Buffer against Underlying ETF losses will depend on the time at which the investor purchases Shares of the Fund. At any given time after Sub-Adviser resets the Options Portfolio there may be limited upside potential or Buffer remaining due to the performance of the Underlying ETF. If the price of the Underlying ETF is near or above the Fund’s maximum return potential, such investor may have little to no upside potential until the Sub-Adviser determines to step-up the Fund’s Options Portfolio and would still remain vulnerable to significant downside risk before the sought-after protection from the Buffer began. Similarly, if the Underlying ETF has decreased in price significantly to equal or exceed the Fund’s anticipated Buffer, the shareholder would also remain vulnerable to significant downside risk and would receive no benefit from the Buffer. A shareholder could lose its entire investment. There is no guarantee that the Sub-Adviser will be successful in its attempt to provide the Buffer.

Step-Up Strategy.    The Fund’s “step-up” investment strategy seeks to help a Fund’s shareholder offset the timing risks inherent in owning an options package for one year. The Sub-Adviser will seek to realize gains experienced by the Fund (which are limited to the maximum gain potential) or realize the Buffer used by the Fund by resetting the Fund’s Options Portfolio as often as monthly and therefore resetting the Fund’s maximum upside potential and Buffer. The successful implementation of the step-up investment strategy is not guaranteed.

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As a result of the performance of the Underlying ETF during the term of the FLEX Options (the value of which is derived from, in part, the value of the Underlying ETF’s share price), the Fund may have little or no upside available for the remainder of the options contract term (if the Underlying ETF has increased in value) or little or no ability to benefit from the Buffer (if the Underlying ETF has decreased in value). With the step-up investment strategy, the Fund may, at the end of each month, sell the then-current Options Portfolio and immediately enter into new FLEX Options contracts that establish a new one-year expiration date. In doing so, the Fund will reset its exposure to the Underlying ETF and continue to have the potential to increase in a market environment where the value of the Underlying ETF is steadily increasing or derive continued benefit from a Buffer in a market environment where the Underlying ETF is steadily decreasing. The ability to provide downside protection as part of the implementation of the Fund’s step-up investment strategy may not be successful.

The Sub-Adviser will continuously review the performance of the Fund and at each month-end determine whether to step-up the Options Portfolio. The Sub-Adviser will consider the price movements of the Underlying ETF, the changes in the Fund’s NAV, market volatility, time remaining until the expiration of the FLEX Options contracts and strike prices of the replacement FLEX Options contracts when evaluating whether to reset the Options Portfolio. The following chart contains a hypothetical illustration of the Fund’s step-up mechanism. The chart is provided for illustrative purposes only. There is no guarantee that the Fund will be successful in its attempt to step-up the Fund’s Options Portfolio. The chart is not intended to predict or project the performance or operationality of the Fund.

Monthly Options Portfolio Step-Up Review

Step-Up Scenario

Sub-Adviser reviews Fund's portfolio and determines the Fund is above the step-up threshold

↓

Fund sells current Options Portfolio and purchases new options package

↓

Fund holds new Options Portfolio with a new one-year expiration period, new 9% Buffer level and new maximum upside performance level

Timeline

Two Business Days Prior to End of Month

Last Business Day of Month

First Business Day of Next Month

No Step-Up Scenario

Sub-Adviser reviews Fund's portfolio and determines the Fund does not meet the step-up threshold

↓

Current Options Portfolio continues

↓

Current Options Portfolio continues for original one-year expiration period, subject to remaining 9% Buffer and maximum upside performance level

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To the extent the Fund’s NAV increases (generally a range from 2% to 6%) or decreases (generally a range from -1% to -5%) from the Fund’s NAV at the time the FLEX Options were originally entered into, the Sub-Adviser will seek to realize any gains experienced by the Fund or Buffer used by the Fund by resetting the Fund’s Options Portfolio and, in doing so, “step-up” the Fund’s upside potential and Buffer. The Sub-Adviser will also purchase and sell FLEX Options over the course of the month that have the same or similar terms (i.e., strike price and expiration date) as the then-current Options Portfolio as necessary to manage any creations or redemptions of “Creation Units” (as defined below).

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). To the extent the Fund invests solely in FLEX Options, the Fund will seek to participate in the price return of the Underlying ETF (prior to taking into account management fees and other fees). If the Fund invests directly in the Underlying ETF (or the components thereof), the Fund will seek to provide such returns inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). In general, an option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). The Fund utilizes FLEX Options, which are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund’s FLEX Options are cash-settled, European style option contracts (i.e., exercisable at the strike price only on the expiration date) with an expiration date approximately one-year in the future from the time of execution.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF may be higher than if the FLEX Options utilized by the Fund had a shorter term. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. However, there is no guarantee that the Fund’s NAV will move in the same direction as the price movements of the Underlying ETF and it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Buffer Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide Buffer protection with its investment in the Options Portfolio. A shareholder may lose their entire investment. The Buffer is provided at the expiration of the options contracts. Any interim losses experienced by the Underlying ETF may be experienced by the Fund and its shareholders. Because the Options Portfolio provides a Buffer against the first 15% of Underlying ETF losses measured from the time in which the Fund enters into the FLEX Options contracts and only for the duration of the one-year term of the options contract, it is possible that, during the term of any Options Portfolio, shareholders will realize some losses on price decreases of the Underlying ETF. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case investors may not receive the sought-after downside protection of the Buffer.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or perform as well as similarly situated funds.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Underlying ETF and/or the S&P 500® Index. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

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Step-Up Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Underlying ETF through its step-up investment strategy. Because the step-up strategy makes it very unlikely that the Fund will hold an option contract to its expiration, shareholders will likely experience investment results that are very different than if the Fund held the options contracts until expiration and/or those of the Underlying ETF. There is also no guarantee the Fund will be successful in implementing this strategy.

In order to provide the Buffer, the Fund’s strategy is subject to maximum potential gains. This maximum potential gain will likely change at each resetting of the Option’s Portfolio. In the event an investor purchases Shares after the FLEX Option contracts were entered into and prior to the time the Sub-Adviser determines to step-up the Options Portfolio or the expiration of such option contracts, there may be little or no ability for that investor to experience an investment gain on their Shares or little or no ability to benefit from a Buffer protection of the Option Portfolio until the Sub-Adviser rebalances the Fund’s Options Portfolio. However, there is no guarantee that, at the end of any given month, the Fund will be able to enter into a more advantageous Options Portfolio and effectively implement the step-up mechanism. To the extent the Fund invests directly in the Underlying ETF, the maximum upside potential will be calculated after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case the maximum upside potential for the Fund will be less than such calculated amount.

In addition, the Fund’s step-up strategy may result in performance over certain periods of time that is lower than that of the Underlying ETF or of a fund that is designed to hold an options portfolio until expiration. Because the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction) there may be periods of time in which the Fund’s NAV underperforms the return of the Underlying ETF. Accordingly, if the Sub-Adviser rebalances the Options Portfolio prior to its one-year expiration in accordance with the step-up strategy, the Fund may have underperformed the Underlying ETF for that period of time. Similarly, the Sub-Adviser may elect to reset the Fund’s Options Portfolio at a point in time in which the Fund has utilized all or a portion of its Buffer. While this will provide shareholders with the potential of an additional Buffer, the Options Portfolio would simultaneously reset its maximum gain potential and could lower the Fund’s upside performance potential over certain time periods.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that correlates to increases in the price of the Underlying ETF over time. The Fund may realize different returns than the return of the Underlying ETF until the expiration of the options contracts. In the event the Sub-Adviser utilizes the Fund’s step-up mechanism and resets the Options Portfolio and there is a difference between the NAV performance of the Fund and the return of the Underlying ETF, such difference would result in a shareholder experiencing different returns than the Underlying ETF.

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Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to achieve its investment objective. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund have expiration dates of approximately one-year, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as

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standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

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Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused

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by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be

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carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a

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market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon

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reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
15%
10%
5%
0%
13.73%
13.61%
10.17%
2023
2024
2025

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The Fund’s highest quarterly return was 6.34% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (2.26)% (quarter ended September 30, 2023).
Average Annual Total Return as of December 31, 2025
Innovator Power Buffer Step-Up Strategy ETF™	1 Year	Since Inception (3/7/2022)
Return Before Taxes	10.17%	8.70%
Return After Taxes on Distributions	10.17%	8.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.02%	6.81%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	15.34%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	13.64%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

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Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in this capacity since the Fund’s inception in March 2022. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”).

The Sub-Adviser seeks to mitigate the risk of significant declines in the Underlying ETF through the usage of an Options Portfolio. The Fund intends to implement this strategy through an Options Portfolio comprised of FLEX Options that reference the Underlying ETF. The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

Additional Information Regarding the Fund’s Portfolio.

The Fund will invest in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF directly (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). FLEX Options are exchange-traded options contracts with uniquely customizable terms. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk.

Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires one year after such option contracts are entered into. The FLEX Options, however, have varying strike prices. The layering of these FLEX Options with varying strike prices provides the Fund’s risk-managed investment exposure. The combination of all of the FLEX Options creates upside participation equal to the return experienced by the Underlying ETF at a one-year expiration, not to exceed the maximum gain potential, while providing a 15% Buffer from losses over the one-year duration of the option contracts. To pay for the cost of the Buffer, the Sub-Adviser intends to sell call FLEX Options that will, in effect, sell the Fund’s opportunity to benefit from increases in value of the Underlying ETF beyond the exercise price of the sold call options over the one-year term of the options contracts. Therefore, during periods in which the Underlying ETF appreciates, the Fund seeks to achieve the gains experienced by the Underlying ETF, however if the Underlying ETF appreciates beyond the strike price of the sold options the Fund will not experience such

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increases and may underperform the Underlying ETF over certain periods of time. The degree of Fund participation in gains of the Underlying ETF will depend on prevailing market conditions, especially market volatility, at the times the Fund enters into the FLEX Options.

The Fund, however, does not seek to provide shareholders with the Buffer over any specified time period (e.g., annually). Instead, the Sub-Adviser will seek to opportunistically manage its investment exposure by periodically terminating its FLEX Options investments earlier than such contracts’ one-year expiration and immediately entering into a new Options Portfolio with a new one-year period. At any given point during the one-year options contracts, such FLEX Options contracts may have more or less upside performance remaining or more or less ability to benefit from its Buffer as compared to when the options contracts were initially entered into. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Fund’s sought-after exposure will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the returns will be based on the price return of the Underlying ETF.

For the duration of its existing FLEX Options contracts, the Sub-Adviser will actively review the performance of the Fund at each month-end and consider market volatility, time remaining until the expiration of the FLEX Options contracts and strike prices of the replacement FLEX Options contracts when evaluating whether to reset the Options Portfolio. To the extent the Fund’s NAV performance experiences increases (generally a range from 2% to 6%) or decreases (generally a range from -1% to -5%), the Sub-Adviser will seek to recognize any gains experienced or buffer used at each month-end by resetting the Fund’s Options Portfolio as applicable. With the step-up investment strategy, the Fund may, at the end of each month, sell the then-current Options Portfolio and immediately enter into new FLEX Options contracts with a new one-year duration and will therefore continue to have the potential to increase in a market environment where the value of the Underlying ETF is steadily increasing. Likewise, the Fund will have the potential to derive continued benefit from the Buffer in a market environment where the Underlying ETF is steadily decreasing, as it will have the ability to reset the Options Portfolio at the end of each month for a new 15% annualized Buffer. The Fund’s step-up investment strategy seeks to help a Fund’s shareholder offset these timing risks inherent in owning an options package for one year.

As described in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee that the Fund will be successful in providing risk-managed investment exposure to the Underlying ETF.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

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Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Buffer Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide Buffer protection with its investment in the Options Portfolio. A shareholder may lose their entire investment. The Buffer is provided at the expiration of the options contracts. Any interim losses experienced by the Underlying ETF may be experienced by the Fund and its shareholders. Because the Options Portfolio provides a Buffer against the first 15% of Underlying ETF losses measured from the time in which the Fund enters into the FLEX Options contracts and only for the duration of the one-year term of the options contract, it is possible that, during the term of any Options Portfolio, shareholders will realize some losses on price decreases of the Underlying ETF. These potential losses are possible even if a shareholder remained in the Fund for a one-year period after an Options Portfolio was established, as it is likely that the Options Portfolio will reset during that time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case investors may not receive the sought-after downside protection of the Buffer.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. The Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

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Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or perform as well as similarly situated funds.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Underlying ETF and/or the S&P 500® Index. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

Step-Up Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the Underlying ETF through its step-up investment strategy. Because the step-up strategy makes it very unlikely that the Fund will hold an option contract to its expiration, shareholders will likely experience investment results that are very different than if the Fund held the options contracts until expiration and/or those of the Underlying ETF. There is also no guarantee the Fund will be successful in implementing this strategy.

In order to provide the Buffer, the Fund’s strategy is subject to maximum potential gains. This maximum potential gain will likely change at each resetting of the Option’s Portfolio. In the event an investor purchases Shares after the FLEX Option contracts were entered into and prior to the time the Sub-Adviser determines to step-up the Options Portfolio or the expiration of such option contracts, there may be little or no ability for that investor to experience an investment gain on their Shares or little or no ability to benefit from a Buffer protection of the Option Portfolio until the Sub-Adviser rebalances the Fund’s Options Portfolio. However, there is no guarantee that, at the end of any given month, the Fund will be able to enter into a more advantageous Options Portfolio and effectively implement the step-up mechanism. To the extent the Fund invests directly in the Underlying ETF, the maximum upside potential will be calculated after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund, in which case the maximum upside potential for the Fund will be less than such calculated amount.

In addition, the Fund’s step-up strategy may result in performance over certain periods of time that is lower than that of the Underlying ETF or of a fund that is designed to hold an options portfolio until expiration. Because the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction) there may be periods of time in which the Fund’s NAV underperforms the return of the Underlying ETF. Accordingly, if the Sub-Adviser rebalances the Options Portfolio prior to its one-year expiration in accordance with the step-up strategy, the Fund may have underperformed the Underlying ETF for that period of time. Similarly, the Sub-Adviser may elect to reset the Fund’s Options Portfolio at a point in time in which the Fund has utilized all or a portion of its Buffer. While this will provide shareholders with the potential of an additional Buffer, the Options Portfolio would simultaneously reset its maximum gain potential and could lower the Fund’s upside performance potential over certain time periods.

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Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that correlates to increases in the price of the Underlying ETF over time. The Fund may realize different returns than the return of the Underlying ETF until the expiration of the options contracts. In the event the Sub-Adviser utilizes the Fund’s step-up mechanism and resets the Options Portfolio and there is a difference between the NAV performance of the Fund and the return of the Underlying ETF, such difference would result in a shareholder experiencing different returns than the Underlying ETF.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy

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losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the FLEX Options held by the Fund have expiration dates of approximately one-year, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher versus FLEX Options with shorter terms.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

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FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization

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companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events

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may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares

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principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

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Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will

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be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu each serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

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Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.89% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

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Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules

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in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are

39

part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

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Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

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Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund

43

assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Power Buffer Step-Up Strategy ETF™

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$31.38	$(0.29)	3.91	3.62	$—	$—	$—	$—
10/31/2024	$26.35	$(0.26)	$5.29	$5.03	$—	$—	$—	$—
10/31/2023	$24.62	$(0.23)	$1.95	$1.72	$—	$—	$—	$—
10/31/2022(f)	$25.67	$(0.14)	$(0.93)	$(1.07)	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	(g)	$35.00	11.55%	$126,888	0.89%	0.89%	(0.89)%	0%
10/31/2024	$0.00	(g)	$31.38	19.06%	$96,492	0.89%	0.89%	(0.88)%	0%
10/31/2023	$0.01		$26.35	7.04%	$78,378	0.89%	0.89%	(0.88)%	0%
10/31/2022(h)	$0.02		$24.62	-4.08%	$33,856	0.89%	0.89%	(0.89)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

(h)      Inception date of the Fund was March 7, 2022.

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Innovator Power Buffer Step-Up Strategy ETF™

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

(Cboe BZX — QBF)

February 27, 2026

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying reference asset. The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

•   The Fund provides investment exposure to the price return of bitcoin (i.e., “spot” bitcoin prices) (the “Bitcoin Price”) by investing in a combination of FLexible EXchange® Options (“FLEX Options”) that reference the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” or the “Bitcoin Reference Asset”)). The Bitcoin ETP Index is comprised of multiple exchange-traded products that hold bitcoin directly (each, a “Bitcoin ETP”). Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that reflect the price of bitcoin, before the payment of its fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. FLEX Options are exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. The Fund also seeks to provide downside protection through its investments in U.S. Treasury Bills (“U.S. Treasuries”). The Fund does not directly invest in bitcoin.

•   The pre-determined outcomes sought by the Fund, which include the floor and participation rate discussed below (“Outcomes”), are based upon the performance of the Bitcoin ETP Index, over an approximately three-month period (the “Outcome Period”). The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price, as represented by the price of the Bitcoin ETP Index (“Bitcoin Price”), at the outset of the Outcome Period through its conclusion. The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. The Fund is designed to achieve the Outcomes for a three-month Outcome Period. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. Fund returns for a single Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods. There is no guarantee that the Outcomes for an Outcome Period will be realized.

• The Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over the duration of the Outcome Period. As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. The Participation Rate is set on the first day of the Outcome Period and is 72.00% of the gains of the Bitcoin Price prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is a result of the Fund’s sought-after downside protection, and the level of the Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

•   The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price of 20% (the “Floor”) over the course of the Outcome Period by holding 80% of the Fund’s assets in U.S. Treasuries in order to preserve the Fund’s capital in the event the FLEX Options expire worthless. The Fund will experience the losses of the Bitcoin Price on a one-to-one basis prior to the Floor. The Floor is provided based on the Fund’s NAV and will be in effect throughout the duration of the Outcome Period. The Floor is inclusive of interest income received by the Fund by virtue of its U.S. Treasuries and is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for the Outcome Period is 20.20%. If the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may experience additional losses prior to the implementation of the Floor to the extent the price of Shares has exceeded the value of the Shares at the commencement of the Outcome Period. An investment in Shares is only appropriate for shareholders willing to bear those losses.

•   The Fund’s website, www.innovatoretfs.com/qbf, provides important Fund information (including, among other items, Outcome Period start and end dates and information relating to the Participation Rate and Floor), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the terms of its FLEX Options on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Participation Rate and Floor, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the website to fully understand potential investment outcomes. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin ETP Index and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin ETP Index.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. You may lose money by investing in the Fund.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

Investment Objective

The Fund seeks to provide investors with investment results that participate in a percentage of any positive price returns of bitcoin (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund) while providing a maximum loss of 20% of any bitcoin price return losses (prior to taking into account management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund), over successive three-month periods.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

General Strategy Description.    The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to bitcoin. The Fund expects such investments to consist of options contracts, including FLexible EXchange® Options (“FLEX Options”), that reference the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” or the “Bitcoin Reference Asset”)). The Bitcoin ETP Index is comprised of exchange-traded products that hold bitcoin directly (each, a “Bitcoin ETP”). FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options.

The Bitcoin ETP Index is a modified market capitalization-weighted index designed to reflect the price return performance of a basket of Bitcoin ETPs listed on U.S. Exchanges. Bitcoin ETPs are exchange-traded investment products not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that seek to reflect the price of bitcoin, before fees and expenses, by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. The Bitcoin ETPs that the Fund may utilize as the Bitcoin ETP Index include: iShares Bitcoin Trust ETF, Grayscale Bitcoin Trust, Fidelity Wise Origin Bitcoin Fund, Bitwise Bitcoin ETF Trust, ARK 21Shares Bitcoin ETF or the VanEck Bitcoin Trust. For the current Outcome Period, the Bitcoin ETP Index is the Bitcoin ETP Index. Additional information regarding the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price.

Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund does not directly invest in bitcoin.

The Fund provides investment exposure to the price performance of bitcoin (i.e., “spot” bitcoin prices), as represented by the price of the Bitcoin ETP Index (the “Bitcoin Price”) by investing in FLEX Options that reference the Bitcoin ETP Index. The pre-determined outcomes sought by the Fund, which include the Floor and Participation Rate discussed below (the “Outcomes”), are based upon the Bitcoin ETP Index, over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. In addition to its investments in FLEX Options, the Fund also invests in U.S. Treasury Bills (“U.S. Treasuries”), that in combination with the Fund’s FLEX Options, produce the Fund’s Outcomes for an Outcome Period. See “Principal Investment Strategies—The Fund’s Investments” below for additional information.

Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months thereafter. Upon conclusion of the Outcome Period, the Fund will receive the cash value of its investments held for the prior Outcome Period. It will then invest in a new series of FLEX Options and U.S. Treasuries with an expiration date or maturity date, respectively, in approximately three months and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any gains in the Bitcoin Price above the Participation Rate will be forfeited. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s strategy has been specifically designed to produce the Outcomes based upon the Bitcoin Price at the outset of the Outcome Period through its the conclusion, subject to the “Participation Rate” and “Floor” described herein. The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a maximum loss experienced by the Bitcoin Price over the course of the Outcome Period of 20% (the “Floor”), before taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Floor is provided after taking into account interest income received via the U.S. Treasuries. The Fund’s shareholders will bear all Bitcoin Price losses on a one-to-one basis prior to the Floor. There is no guarantee that the Fund will be successful in providing the sought-after Floor. See “Principal Investment Strategies—Floor” herein for additional information regarding the Floor.

If the Bitcoin Price increases over the duration of the Outcome Period, the Fund seeks to provide investors that hold Shares for the entire Outcome Period with 72.00% of the increase in value experienced by the Bitcoin Price over the duration of the Outcome Period (the “Participation Rate”). As a result of the Participation Rate, while the Fund is not capped in the amount of upside performance it can experience, the Fund’s returns will underperform any positive returns in the Bitcoin Price. Since the Fund will not participate in the entirety of the gains experienced by the Bitcoin Price through the operation of the Participation Rate, the Fund will underperform any gains in the Bitcoin Price over the course of the Outcome Period and shareholders will forfeit any gains in the Bitcoin Price that exceed the Participation Rate. Any gains experienced by shareholders will be reduced by the Fund’s management fee for the Outcome Period, and further reduced by any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. Unlike other funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of capped returns, or a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX

Options for the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Accordingly, it is possible that the Participation Rate in a subsequent Outcome Period could be substantially lower or higher than the current Participation Rate.

As is discussed in further detail below, it is anticipated that during the Outcome Period the Fund’s NAV will not increase or decrease at the same rate as the Bitcoin Price. The Fund’s NAV is based upon the value of its portfolio, which includes the FLEX Options and U.S. Treasuries. Although the value of the Bitcoin Price is a significant component of the value of the Fund’s FLEX Options, the time remaining until those FLEX Options expire also affects their value. The Fund’s investment sub-adviser, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than the Bitcoin Price.

The Fund’s investment strategy seeks to provide a limit to the maximum loss of the Bitcoin Price experienced by the Fund over the course of the Outcome Period while simultaneously participating in a percentage of the returns of the Bitcoin Price (discussed in detail below). The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The graphical illustrations below are for illustrative purposes and a potential Participation Rate and the impact on the returns of the Fund in comparison to the returns of the Bitcoin Price. If the Participation Rate is lower or higher than those shown for an Outcome Period, the positive returns experienced by investors, if any, will differ than those presented below. The Participation Rate is likely to change from one Outcome Period to the next and may be significantly higher or lower.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
-100%
-20%
-10%
-10%
TARGETED 20% FLOOR
Bitcoin Price
Innovator Uncapped Bitcoin 20 Floor ETF® - Quarterly

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Bitcoin Price from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the Bitcoin Price or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Bitcoin Price or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/qbf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Bitcoin ETP Index Performance	Fund Performance*
100%	72.00%
50%	36.00%
20%	14.40%
15%	10.80%
10%	7.20%
5%	3.60%
0%	0%
(5)%	(%)%
(10)%	(10)%
(15)%	(15)%
(20)%	(20)%
(50)%	(20)%
(100)%	(20)%

*        The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Fund’s Investments.    The Fund holds a portfolio composed of U.S. Treasuries and FLEX Options that reference the Bitcoin ETP Index. The FLEX Options and U.S. Treasuries are each set to expire or mature, respectively, on the last day of the Outcome Period. A detailed explanation regarding the Fund’s investment portfolio can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Use of FLEX Options.    The Fund purchases and sells call FLEX Options to obtain its exposure to the Bitcoin Price. The customizable nature of the FLEX Options allows the Sub-Adviser to select the share price at which the Bitcoin ETPs will be exercised at the expiration of each option. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Bitcoin Price over the duration of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

To achieve these returns, the Fund will purchase and sell a combination of call option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying reference asset at a pre-determined price. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

U.S. Treasuries.    In combination with the Fund’s FLEX Options, the U.S. Treasuries held by the Fund seek to provide the Floor. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government. The U.S. Treasuries held by the Fund will have maturity dates that align with the conclusion of the Outcome Period and the Fund will enter into new U.S. Treasuries positions for each Outcome Period. There is no guarantee that the portion of the Fund’s portfolio consisting of U.S. Treasuries will retain sufficient value to provide the level of sought-after protection provided by the Floor. The value of the U.S. Treasuries may increase (providing a higher protection level and therefore more protection to shareholders) or decrease (providing a lower protection level and therefore less protection to shareholders).

The Outcome Period.    The Outcomes sought by the Fund are based upon the Fund’s NAV at the outset of the Outcome Period. The Outcome Period begins on the day the FLEX Options and U.S. Treasuries are entered into and ends approximately three months later on the day the FLEX Options expire and U.S. Treasuries mature. Each FLEX Option’s value is ultimately derived from the performance of the Bitcoin Price during that time. Because the terms of the FLEX Options do not change, the Participation Rate and the Floor both relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and therefore may experience Outcomes that are very different from those sought by the Fund. Since the FLEX Options are exercisable only on the final day of the Outcome Period, a shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares at the time that the Fund enters into the FLEX Options and continue to hold those Shares until the day the FLEX Options expire. Additionally, an investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any Bitcoin Price gains that exceed the Participation Rate will be forfeited. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Bitcoin ETP Index, and U.S. Treasuries. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Bitcoin Price. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Bitcoin Price increases and will decrease on days when the Bitcoin Price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Floor on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options and maturity of the U.S. Treasuries on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time. Taken together, this means that at the midpoint of the Outcome Period, if the Bitcoin Price has decreased by 20%, the Fund’s NAV can be expected to have decreased in value (because the Floor is not yet in full effect), but by less than 20% (because the Fund’s NAV will not correlate one-to-one with the Bitcoin Price and the Fund’s NAV tends not to participate fully in either Bitcoin Price gains or losses).

An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Bitcoin Price over time because at the end of the Outcome Period a new Participation Rate will be established and any increases in the Bitcoin Price that exceed the Participation Rate will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Floor will be established based on the then-current price of the Bitcoin ETP Index and any losses experienced during the prior Outcome Period will be locked-in. Moreover, the annual imposition of a new Participation Rate on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Bitcoin ETP Index.

Participation Rate.    The potential upside return that an investor can receive from an investment in Shares over the Outcome Period is subject to the Participation Rate. The Participation Rate represents the percentage of Bitcoin Price gains that the Fund experiences over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Bitcoin Price, any gains that exceed the Participation Rate will not be experienced by the Fund. The Participation Rate is determined on the first day of the Outcome Period and is 72.00% of gains experienced by the Bitcoin Price over the duration of the Outcome Period. The Fund’s annual management fee, as well as any shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund, will lessen the returns experienced by shareholders. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Participation Rate is also set forth on the Fund’s website at www.innovatoretfs.com/qbf.

Unlike other Funds that employ a “defined outcome strategy,” the Fund does not limit returns investors may receive through the implementation of a “cap”. Rather, the Fund participates in a percentage of positive returns of the Bitcoin Price and such returns are only limited by the Participation Rate. The Participation Rate is dependent upon market conditions at the time the Fund enters into its FLEX Options for the Outcome Period and is likely to change for each Outcome Period based upon prevailing market conditions at the beginning of the Outcome Period. The Participation Rate should be considered before investing in the Fund. There is no guarantee that the Fund will successfully achieve its investment objective.

The Participation Rate is a result of the design of the Fund’s principal investment strategy. In order to obtain upside exposure to the returns of the Bitcoin Price and provide the Floor, the Fund purchases U.S Treasuries and enters into a series of FLEX Options. The Fund purchases an in-the-money call FLEX Option to obtain the upside exposure to the Bitcoin Price, however, also sells an at-the-money call FLEX Option. The sold call FLEX Option will offset a portion of the gains the Fund, the extent of which is dependent upon the size of the sold call FLEX Options’ notional value versus that of the purchased call FLEX Options. Notional value is the total underlying amount of a derivatives trade and measures the economic exposure of a derivatives position. The notional exposure of the Fund’s purchased call FLEX Option will be 100% of the Fund’s portfolio. The notional exposure of the Fund’s sold call FLEX Option is expected to be less than such value, and the difference between the two produces the Participation Rate. The terms of the FLEX Options are determined based upon prevailing market conditions at the time the Fund enters into such FLEX Options, most notably current interest rate levels and volatility in the Bitcoin Price, among other reasons. Dependent upon market conditions at the onset of the Outcome Period when the Fund enters into its FLEX Options, the Participation Rate could be very low. Approximately one week prior to the end of the Outcome Period, additional information about anticipated ranges for the Participation Rate for the next Outcome Period will be available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis. See “Principal Investment Strategies—Fund Rebalance” below for additional information.

Floor.    The Floor is only operative against Bitcoin Price losses exceeding 20% over the duration of the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide the Floor. The Floor is a function of the Fund’s U.S Treasuries and the strike prices of the Fund’s FLEX Options. If the Bitcoin ETP Index decreases by more than 20%, the FLEX Options will expire worthless and the Fund’s value will be comprised of the U.S. Treasuries, which are set at an amount that equals 80% of the Fund’s assets at the onset of the Outcome Period. The U.S. Treasuries are selected and weighted to specifically provide the 20% Floor by seeking to preserve the Fund’s capital in the event the FLEX Options expire worthless, such that in the event the Bitcoin Price declines by more than 20% (and therefore, the Fund’s FLEX Options expire worthless), the Fund will maintain its investment in the U.S. Treasuries, which will be equal to 80% of the Fund’s value at the commencement of the Outcome Period. The Floor is provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. The Fund’s annual management fee, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund will have the effect of extending the maximum losses incurred to the Floor for Fund shareholders. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Floor for an Outcome Period is 20.20%. The Floor is provided after taking into account interest income received via the U.S. Treasuries, which will be distributed to shareholders periodically. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value, then a shareholder may experience losses that exceed 20% prior to gaining the protection offered by the Floor, which is not guaranteed. A shareholder that purchases Shares at the beginning of the Outcome Period may lose their entire investment. While the Fund seeks to limit losses experienced by the Bitcoin Price to 20% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares after the Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

Bitcoin.    Bitcoin is a digital asset that can be transferred among participants on the bitcoin peer-to-peer network (the “Bitcoin Network”) on a peer-to-peer basis via the Internet. Bitcoin can be transferred without the use of a central administrator or clearing agency, unlike other means of electronic payments. Because a central party is not necessary to administer bitcoin transactions or maintain the bitcoin ledger, the term decentralized is often used in descriptions of bitcoin.

Bitcoin is based on the decentralized, open-source protocol of a peer-to-peer electronic network. No single entity owns or operates the Bitcoin Network. Bitcoin is not issued by governments, banks or any other centralized authority. The infrastructure of the Bitcoin Network is collectively maintained on a distributed basis by the network’s participants, consisting of “miners,” who run special software to validate transactions, developers, who maintain and contribute updates to the bitcoin network’s source code, and users, who download and maintain on their individual computer a full or partial copy of the Bitcoin Blockchain (defined below) and related software. Anyone can be a user, developer, or miner. The Bitcoin Network is accessed through software, and software governs the creation, movement, and ownership of bitcoin. The source code for the Bitcoin Network and related software protocol is open-source, and anyone can contribute to its development. The value of bitcoin is in part determined by the supply of, and demand for, bitcoin in the global markets for the trading of bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment, and the volume of peer-to-peer transactions, among other factors.

Bitcoin transaction and ownership records are reflected on the blockchain ledger for bitcoin (the “Bitcoin Blockchain”), which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Miners authenticate and bundle bitcoin transactions sequentially into files called “blocks”, which requires performing computational work to solve a cryptographic puzzle set by the Bitcoin Network’s software protocol. Because each solved block contains a reference to the previous block, they form a chronological “chain” back to the first bitcoin transaction. Copies of the Bitcoin Blockchain are stored in a decentralized manner on the computers of each individual Bitcoin Network full node, i.e., any user who chooses to maintain on their computer a full copy of the Bitcoin Blockchain as well as related software. Each bitcoin is associated with a set of unique cryptographic “keys”, in the form of a string of numbers and letters, which allow whoever is in possession of the private key to assign that bitcoin in a transfer that the Bitcoin network will recognize.

The Fund obtains its bitcoin exposure indirectly via FLEX Options. The Bitcoin ETP Index is either one of the Bitcoin ETPs or the Bitcoin ETP Index. Additional information regarding the Bitcoin ETPs and the Bitcoin ETP Index is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Participation Rate for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Participation Rate for the next Outcome Period. This information is available on the Fund’s website, www.innovatoretfs.com/qbf, which also provides information relating to the Outcomes on a daily basis.

The Fund’s website, www.innovatoretfs.com/qbf, provides information relating to the Outcomes on a daily basis. Important information relating to the Fund, including information relating to the Participation Rate, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Bitcoin Risk.    The Fund will have significant exposure to bitcoin by virtue of its FLEX Options. Accordingly, the Fund is subject to certain unique risks, detailed below:

Bitcoin Investing Risk.    The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο Bitcoin is subject to the risk of fraud, theft, manipulation, security failures, or operational or other problems that impact the digital asset trading venues on which bitcoin trades;

ο The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters, sometimes referred to as “whales”, hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may influence and have the ability to manipulate the price of bitcoin;

ο Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

ο Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο Interest rates;

ο The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin; ○ Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο Increased competition from other digital assets, including new digital assets resulting from a “fork” of the Bitcoin Blockchain, wherein two distinct sets of users and miners run two different versions of a protocol;

ο Developments in the information technology sector;

ο Global or regional political, economic or financial events and situations;

ο Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

•   A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. The price of bitcoin has been, and may continue to be, substantially dependent on speculation. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak.

The price of bitcoin may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin or the Bitcoin Network. Such events may precipitate a significant decline in the price of bitcoin and the instruments the Fund uses to obtain exposure to the price of bitcoin.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its then-recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact the prices of bitcoin and expose the Fund to significant risks.

• The Bitcoin Network and bitcoin face numerous challenges to gaining widespread adoption as an alternative Payment Network.    Bitcoin is not presently widely accepted as a medium of exchange may be due to a number of factors, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin Network or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin Network and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin Network and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin Network and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin Network and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin Network has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin Network for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues - including hacks, bugs, or failures - could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin Network itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this could adversely affect the value of the Fund.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the bitcoin could adversely affect the value of the Fund.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS

Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

•   The Bitcoin Network may be vulnerable to attacks to the extent a malicious actor, or group of malicious actors, were to gain control of more than 50% of the mining power in the network.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   The Bitcoin Blockchain may contain flaws that can be exploited by malicious actors.    In the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of the Fund. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Fund.

Bitcoin ETP Index Risk.    The Fund obtains exposure to the Bitcoin Price indirectly through investments in FLEX Options that reference the Bitcoin ETP Index, which is comprised of Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale FLEX Options that reference

Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETPs hold.

Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index. Since the Fund uses Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the Bitcoin Price will not track the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform.  In the event the Bitcoin Price deviates from the global price of bitcoin, the Fund’s sought-after Outcomes will likely deviate from the returns of the price of bitcoin.

Additionally, the Fund may be subject to additional risks associated with the calculation of the Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the Bitcoin ETP Index will compile the Bitcoin ETP Index accurately, or that the Bitcoin Index ETP will be determined, composed or calculated accurately. There is no guarantee that the Bitcoin ETP Index will operate in line with its methodology and the returns of the Bitcoin ETP Index may not accurately reflect the returns of bitcoin.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss experienced by the Bitcoin Price of 20% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to participate in a percentage of gains of the Bitcoin Price over the duration of the Outcome Period, while providing a maximum loss of experienced by the Bitcoin Price of 20% over successive three-month periods, if Shares are bought on the first day of the Outcome Period and held until its conclusion. The Floor is inclusive of interest income received by the Fund’s U.S. Treasuries, which is distributed to shareholders periodically. To the extent such interest income is not received by the Fund or the US. Treasuries decrease in value, shareholders will receive less than the sought-after protection provided by the Floor.

Participation Rate Risk.    The Fund’s strategy seeks to provide returns that are subject to the Participation Rate. In the event that the Bitcoin Price experiences gains, the Fund will not participate in any such gains beyond the Participation Rate. The Fund’s strategy seeks to deliver the Outcomes if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, there may be little or no ability for that investor to experience an investment gain on their Shares. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that participates in a percentage of the positive returns of the Bitcoin Price over the Outcome Period. Additionally, the Fund will not participate in any returns that exceed the Participation Rate over the Outcome Period, which will cause the Fund to underperform the Bitcoin Price. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Participation Rate is dependent upon market conditions at the commencement of the Outcome Period. In certain market conditions, the Participation Rate may be lower and cause the Fund to forgo additional returns of the Bitcoin Price over the course of an Outcome Period.

Participation Rate Change Risk.    A new Participation Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Participation Rate is established. As such, the Participation Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Concentration Risk.    Through its usage of FLEX Options, the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

FLEX Options Risk.    The Fund will utilize FLEX Options, which are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Bitcoin ETPs. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Bitcoin ETPs’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Bitcoin Price, changes in interest rates, changes in the actual and implied volatility of the Bitcoin ETPs and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options, including option contracts. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the

SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including the FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in FLEX Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Bitcoin Price. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Bitcoin Price. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Bitcoin Price, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Bitcoin Price on a day-to-day basis due to these factors (although they generally move in the same direction).

Liquidity Risk.    In the event that trading in FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Options positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effectuates its Creation Units only on an in-kind basis. Exchange-traded funds are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate and/or Floor, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV, which means that investors could receive less or pay more than the Fund’s NAV per Share when selling or purchasing Shares on the Exchange. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution.

To the extent the options held by the Fund are deemed to qualify as “Section 1256 contracts” under Section 1256 of the Code, gains and losses on such options will generally be treated as 60% long-term capital gains and 40% short-term capital gains, regardless of how long the Fund has held such options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will recognize short-term and long-term capital gains as such options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. That notwithstanding, certain options held by the Fund may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in February 2025. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Bitcoin Price over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that by virtue of the Participation Rate, the Fund will forgo some of the gains experienced by the Bitcoin Price;

•   you seek the protection of a 20% Floor on losses of the Bitcoin Price for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Floor;

•   you understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Floor for the Outcome Period is 20.20%;

•   you are willing to forgo any gains in excess of the Participation Rate;

•   you understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you do not fully understand that by virtue of the Participation Rate, the Fund will forego some of the gains experienced by the Bitcoin Price;

•   you seek an investment that provides total protection against Bitcoin Price losses for an investment held for the duration of an Outcome Period and understand that any protection provided by the Floor is not guaranteed;

•   you seek the protection of a full 20% Floor, even after taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not understand that the 20% Floor is provided prior to taking into account annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you are unwilling to forgo any gains in excess of the Participation Rate;

•   you do not understand that the gains of the Fund, if any, will be reduced by annual Fund management fees, shareholder transaction fees, brokerage commissions, taxes and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s FLEX Options do not provide for dividends to the Fund;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Floor;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

Additional Information About the Fund’s Principal Investment Strategies

The Fund’s principal investment strategy seeks to provide investment results that participate in a percentage of any positive returns of the Bitcoin Price, while providing a maximum loss on Bitcoin Price losses of 20% over the Outcome Period by investing in FLEX Options that provide exposure to the Bitcoin Price. The Fund will provide the Floor by investing in U.S. Treasury Bills, which will be designed to preserve the Fund’s capital in the event the FLEX Options expire worthless at the end of the Outcome Period. If the Bitcoin Price increases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Shares for the entire Outcome Period with an increase in value that participates in a percentage of the increases experienced by the Bitcoin Price, as limited by the Participation Rate. All investment gains are subject to the Participation Rate. If the Bitcoin Price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Shares for the entire Outcome Period with a maximum loss on Bitcoin Price losses of 20% during the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Participation Rate and Floor) distinguish it from other investment products and may make it an unsuitable some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Suitability.”

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Portfolio Holdings

The Fund invests in a combination of FLEX Options and U.S. Treasuries to produce the sought-after Outcomes, including the Participation Rate and the Floor. The FLEX Options consist of a “call option spread” strategy via the purchase and sale of call FLEX Options that reference the Bitcoin ETP Index with expiration dates of approximately three-months. The U.S. Treasuries comprise the balance (approximately 80%) of the Fund’s portfolio and provide the Floor by preserving the Fund’s capital in the event the FLEX Options expire worthless.

Portfolio Holdings – Innovator Uncapped Bitcoin 20 Floor ETF® - Quarterly

Portfolio Investment	Investment Terms	Portfolio Investment Percentage*	Investment Function	Target Portfolio Maturity
U.S. Treasuries	U.S. Treasury Bills supported by the full faith and credit of the U.S. Government	80% of portfolio	Provides the Floor	3-month maturity to align with the conclusion of the Outcome Period
Purchased Call FLEX Options	“In-the-money” (i.e., the strike price is less than the current Bitcoin Reference Asset price) purchased call FLEX Options at approximately 80% of the Bitcoin Reference Asset at the time of investment	20% of portfolio	Provides long-exposure to the Bitcoin Price	3-month expiration dates to align with the conclusion of the Outcome Period
Sold Call FLEX Option Contracts	“At-the-money” (i.e., the strike price is the current Bitcoin Reference Asset price) sold call FLEX Options at the current price of the Bitcoin Reference Asset at the time of investment		In combination with the purchased call FLEX Options, produces the Participation Rate	3-month expiration dates to align with the conclusion of the Outcome Period

*           The percentages listed herein may be greater or lesser than the stated amounts due to market fluctuations throughout the Outcome Period.

As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. Therefore, the Fund’s 20% investment in FLEX Options, which has notional exposure to 100% of the Fund’s assets, will be compliant with its policy adopted under Rule 35d-1. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

FLEX Options are exchange-traded options contracts with uniquely customizable terms. Each FLEX Option contract that the Fund enters into references the Bitcoin ETP Index and expires on the last day of the Outcome Period. The FLEX Options, however, have varying strike prices. The Fund will purchase and sell a combination of call option contracts to seek to produce the Outcomes. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period.

Investment in the Subsidiary

As determined necessary or advisable by the Fund, the Fund may invest in FLEX Options that reference the Bitcoin ETP Index generally through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the Innovator Bitcoin 20 Floor ETF – Quarterly (Cayman).

Innovator serves as investment adviser and Milliman serves as investment sub-adviser to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, Innovator and Milliman, as the investment adviser and investment sub-adviser to the Subsidiary, respectively, comply with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the applicable provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. In order to continue to qualify as a RIC, if the Fund invests in the Subsidiary, it will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

Bitcoin ETP Index

The Cboe Bitcoin U.S. ETF Index is a modified market capitalization-weighted index that is designed to track the performance of a basket of Bitcoin ETPs listed on U.S. exchanges. The Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to reflect the price of bitcoin by purchasing and storing bitcoin in a digital vault and issuing exchange-listed shares that correspond to the price of bitcoin it holds. Each Bitcoin ETP’s assets consist primarily of bitcoin. The Bitcoin ETPs seek to generally reflect the performance of the price of bitcoin. The Bitcoin ETPs are not investment companies registered under the 1940 Act, and the sponsors of the Bitcoin ETPs are not registered with the SEC as an investment adviser and are not subject to regulation by the SEC as such in connection with its activities with respect to the Bitcoin ETPs. The Bitcoin ETPs are not a commodity pool for purposes of the Commodity Exchange Act, and the sponsors are not subject to regulation by the CFTC as a commodity pool operator or a commodity trading advisor with respect to the Bitcoin ETPs. However, Bitcoin ETPs are subject to the informational and filing requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Additional information regarding each of the Bitcoin ETPs is provided from such fund’s filings with the SEC.

Cboe Bitcoin U.S. ETF Index Options (CBTX) are cash-settled, European style index options based on the Cboe Bitcoin U.S. ETF Index. All Bitcoin ETFs that are listed on either NASDAQ, the NYSE or the Cboe BZX are eligible to be considered for inclusion in the Bitcoin ETP Index. Leveraged and inverse exposure Bitcoin ETFs are not eligible for inclusion in the Bitcoin ETP Index. To be included in the Bitcoin ETP Index, each constituent must: (i) have a monthly consolidated trading volume of at least 500,000 shares for each month within the immediately preceding six-month period; (ii) have an average consolidated trading volume of at least 1,000,000 shares over the immediately preceding six-month period; (iii) have at least six months of trading history as of the Rebalance Selection Date (defined below); and (iv) have a market capitalization of at least $75 million as of the Rebalance Selection Date.

The Bitcoin ETP Index is rebalanced and reconstituted quarterly in March, June, September and December. The Rebalance Selection Date is as of the last business day of the previous calendar month (i.e., February, May, August and November, respectively). Constituent weightings are calculated based on the closing prices as of the close of business on the second Friday of the relevant review month (unless such date is a holiday, in which case the next business day will be used). The Bitcoin ETP Index is rebalanced and reconstituted after the close of business on the third Friday of the relevant review month using such day’s closing prices.

The number of constituents in the Bitcoin ETP Index must be no greater than thirteen. If more than thirteen eligible constituents meet the selection criteria, the Bitcoin ETP Index selects the thirteen constituents with the highest market capitalizations. If the number of constituents in the Bitcoin ETP Index falls below ten for more than 40 business days within the trailing 90 consecutive calendar days, the committee for the Bitcoin ETP Index will determine if and when replacement constituents will be added to the Bitcoin ETP Index.

Constituents in the Bitcoin ETP Index are weighted proportionally to their respective market capitalizations, subject to certain caps. If on the weighting reference date, any single constituent has an uncapped weight in the Bitcoin ETP Index greater than the below percentages listed in the table, such constituents weight will be adjusted so that it does not exceed the cap, with the excess weight being redistributed proportionately to other constituents within the Bitcoin ETP Index.

Largest Constituents by Market Capitalization	Single Constituent Capped Weight in Index
Largest Constituent	20%
2nd Largest Constituent	10%
3rd Largest Constituent	10%
4th Largest Constituent	10%
5th Largest Constituent	10%

Further, on a semi-annual basis, constituent weights for the Bitcoin ETP Index are monitored, and an exceptional ad-hoc capping event will be triggered if either of the below thresholds are breached: (i) a single constituent has a weight greater than 25% in the Bitcoin ETP Index on the third to last business day in June or December; or (ii) if the aggregate weight of the top five highest weighted constituents is greater than or equal to 59% in the Bitcoin ETP Index on the third to last business day in June or December. An exceptional recapping triggered by the monitoring will be effective on the open of the last business day of December or June.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call a combination of FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price. The FLEX Options held by the Fund will be cash settled (options that give the Fund the right to receive, or require the Fund to deliver, a cash payment on the option expiration date based upon the difference between the strike price and the then-current price of the Underlying ETF).

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.S. Treasury Securities

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Bitcoin Risk.    The Fund will have significant exposure to bitcoin by virtue of its FLEX Options. Accordingly, the Fund is subject to certain unique risks, detailed below:

Bitcoin Investing Risk.    The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and Bitcoin Futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;

ο Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

ο Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο Interest rates;

ο The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;

ο Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο Increased competition from other digital assets, including new digital assets resulting from a “fork” of the Bitcoin Blockchain, wherein two distinct sets of users and miners run two different versions of a protocol;

ο Developments in the information technology sector;

ο Global or regional political, economic or financial events and situations;

ο Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

• A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin. Notably, bitcoin has been prone to rapid price declines, including significant declines occurring in a single day, throughout its history. For example, on March 12, 2020, bitcoin spot prices dropped by more than -37% on March 12, 2020, due to rapidly growing concerns about the COVID-19 outbreak.

The price of bitcoin may be impacted by events in other parts of the blockchain and digital asset ecosystem, even if such events are not directly related to the security or utility of bitcoin or the Bitcoin Network. Such events may precipitate a significant decline in the price of bitcoin and the instruments the Fund uses to obtain exposure to the price of bitcoin.

For example, in May 2022, the TerraUSD stablecoin experienced a loss of confidence, resulting in a 98% drop by the end of the month from its intended $1.00 USD peg. The collapse in the price of TerraUSD had wide consequences for the entire blockchain and digital asset ecosystem. The drop in TerraUSD contributed to the collapse of crypto lending platforms Celsius and Voyager, as well as prominent crypto hedge fund Three Arrows Capital. Many digital assets were dragged down by the news, including bitcoin, which dropped from its then-recent high $47,062 in March 30, 2022, to $19,785 by June 30, 2022, a drop of more than 58%.

In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals and allegations of mismanagement of customer assets. The announcement precipitated steep price drops across various digital assets, including Bitcoin, which lost more than 25% of its value in the immediate wake of the revelations.

On June 5, 2023, The SEC charged Binance Holdings Ltd. (“Binance”), which operates the largest crypto asset trading platform in the world, Binance.com; BAM Trading Services Inc., which, together with Binance, operates the crypto asset trading platform, Binance.US; and their founder, Changpeng Zhao, with a variety of securities law violations.

Future announcements and events related to bitcoin, the Bitcoin Network, other digital assets, NFTs, and digital asset firms, including digital asset trading platforms, lending platforms, hedge funds, market makers, and custodians, may significantly impact the prices of bitcoin and expose the Fund to significant risks.

•   The Bitcoin Network and bitcoin face numerous challenges to gaining widespread adoption as an alternative Payment Network.    Bitcoin is not presently widely accepted as a medium of exchange may be due to a number of factors, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin Network or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin Network and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin Network and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin Network and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin Network and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin Network and bitcoin, and thereby negatively impact the price of bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin Network has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin Network for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues - including hacks, bugs, or failures - could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin Network itself, which could negatively impact the price of bitcoin. If these or other developments negatively impact the price of bitcoin, this could adversely affect the value of the Fund.

• Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. Many digital asset platforms are unlicensed, unregulated, operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators. As a result, trading activity on or reported by these digital asset platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets, and may reflect behavior that would be prohibited in regulated U.S. trading venues. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions. Currently, there is either a fragmentation of regulatory efforts or a general lack of regulation in U.S. and foreign markets. As a result of fragmented regulatory efforts or lack of regulation, individuals or groups may engage in fraud of market manipulation. Further, the bitcoin market globally and in the United States is not subject to comparable regulatory guardrails as exist in regulated securities markets. Many bitcoin trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of bitcoin on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset platforms, or may not exist at all. Over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. The closure or temporary shutdown of a digital asset platform used in calculating the value of the bitcoin could adversely affect the value of the Fund.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

•   Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund.    Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

• Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history, and during this limited history, bitcoin prices on the digital asset markets generally, and on digital asset platforms individually, have been volatile and subject to influence by many factors, including operational interruptions. Unlike exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated, may be operating out of compliance with regulation and are highly fragmented. As a result, individuals or groups may engage in fraud or market manipulation. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset.    It is possible that a digital assets other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the instruments in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. However, it is possible that other blockchains will emerge that are similarly designed to serve as an alternative payment system, such as those focused on privacy through the use of zero-knowledge cryptography. These alternative blockchains have in the past and may in the future seek to compete with the Bitcoin Network by offering networks that improve the speed of transaction processing, address issues in the finality and variability of transaction fees in the Bitcoin Networks, and with lesser volatility in the digital asset’s price than bitcoin. In addition, it is also possible that other digital assets and trading systems could become more widely accepted and used than bitcoin. The market demand for these alternative blockchains may reduce the market demand for bitcoin which would adversely impact the price of bitcoin. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin. Finally, the continued adoption of bitcoin may require growth in its usage as a means of payment. The slowness of transaction processing and the variability of transaction fees are significant impediments to the widespread adoption of bitcoin. To address these issues, participants have created secondary networks that layer on top of the blockchain to facilitate small, low-cost transactions (e.g., Lightning Network). These secondary networks may be more vulnerable to fraud and malicious attacks and may experience greater price volatility. In addition, participants have been slow to adopt these secondary networks. If the adoption and use of bitcoin slows or contracts, bitcoin may become less liquid, and the price of bitcoin may experience greater volatility.

•   Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated.    Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

•   The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund.    The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol.    A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

•   Intellectual property rights claims may adversely affect the operation of the Bitcoin Network.    Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests. Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin Network, which would adversely affect the value of the Fund. Moreover, functionality of the Bitcoin Network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin. Even if another digital asset other than bitcoin were affected by similar circumstances, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively affect the demand for digital assets and therefore adversely affect the value of the Fund.

• In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet.    A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests.

In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Bitcoin ETP Index Risk.    The Fund obtains exposure to the Bitcoin Price indirectly through investments in FLEX Options that reference the Bitcoin ETP Index, which is comprised of Bitcoin ETPs. Bitcoin ETPs are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, before the payment of its fees and expenses, and trade intra-day on a national securities exchange. Shares of Bitcoin ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale FLEX Options that reference Bitcoin ETPs is similar to the risk involved in the purchase or sale of an exchange-traded fund, and generally reflect the risks of owning the underlying bitcoin and cash that the Bitcoin ETPs hold.

Bitcoin ETPs generally determine the price of bitcoin by reference to a benchmark rate or index.  Since the Fund uses Bitcoin ETPs to get its exposure to the price of bitcoin, the risk exists that the Bitcoin Price will not track the global price of bitcoin, or the price of bitcoin on any one digital asset trading platform.  In the event the Bitcoin Price deviates from the global price of bitcoin, the Fund’s sought-after Outcomes will likely deviate from the returns of the price of bitcoin.

Additionally, the Fund may be subject to additional risks associated with the calculation of the Bitcoin ETP Index. Specifically, there is no assurance that the index provider of the Bitcoin ETP Index will compile the Bitcoin ETP Index accurately, or that the Bitcoin Index ETP will be determined, composed or calculated accurately. There is no guarantee that the Bitcoin ETP Index will operate in line with its methodology and the returns of the Bitcoin ETP Index may not accurately reflect the returns of bitcoin.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Floor Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide a maximum loss experienced by the Bitcoin Price of 20% over the duration of the Outcome Period. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. The Fund’s strategy seeks to participate in a percentage of gains of the Bitcoin Price over the duration of the Outcome Period, while providing a maximum loss of experienced by the Bitcoin Price of 20% over successive three-month periods, if Shares are bought on the first day of the Outcome Period and held until its conclusion. The Floor is inclusive of interest income received by the Fund’s U.S. Treasuries, which is distributed to shareholders periodically. To the extent such interest income is not received by the Fund or the US. Treasuries decrease in value, shareholders will receive less than the sought-after protection provided by the Floor.

Participation Rate Risk.    The Fund’s strategy seeks to provide returns that are subject to the Participation Rate. In the event that the Bitcoin Price experiences gains, the Fund will not participate in any such gains beyond the Participation Rate. The Fund’s strategy seeks to deliver the Outcomes if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, there may be little or no ability for that investor to experience an investment gain on their Shares. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that participates in a percentage of the positive returns of the Bitcoin Price over the Outcome Period. Additionally, the Fund will not participate in any returns that exceed the Participation Rate over the Outcome Period, which will cause the Fund to underperform the Bitcoin Price. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Participation Rate is dependent upon market conditions at the commencement of the Outcome Period. In certain market conditions, the Participation Rate may be lower and cause the Fund to forgo additional returns of the Bitcoin Price over the course of an Outcome Period. Further, because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Bitcoin Price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the Bitcoin Price (as limited by the Participation Rate) until the end of the Outcome Period.

Participation Rate Change Risk.    A new Participation Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Participation Rate is established. As such, the Participation Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Participation Rate for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Concentration Risk.    Through its usage of FLEX Options, the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective, produce the Outcomes or perform as well as similarly situated funds.

Subsidiary Investment Risk.    The Fund may invest a portion of its assets in the Subsidiary, as determined necessary or advisable by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

U.S. Treasury Security Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. Treasury securities are guaranteed only as to the timely payment of interest and payment of principal when held to maturity.

Interest Rate Risk.    Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, FLEX Options. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are European style FLEX Options, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Bitcoin ETPs. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Bitcoin ETPs’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Bitcoin Price, changes in interest rates, changes in the actual and implied volatility of the Bitcoin ETPs and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. Option contracts may also involve the use of leverage, which could result in greater price volatility. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options, including option contracts. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including the FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in FLEX Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Bitcoin Price. However, prior to the expiration date, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Bitcoin Price. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Bitcoin Price, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Bitcoin Price on a day-to-day basis due to these factors (although they generally move in the same direction).

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Options positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments.  Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings.  Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment.  During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen.  The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized Participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effectuates its Creation Units only on an in-kind basis. Exchange-traded funds are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute the portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for exchange-traded funds that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate and/or Floor, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any.  The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV, which means that investors could receive less or pay more than the Fund’s NAV per Share when selling or purchasing Shares on the Exchange.. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution.

To the extent the options held by the Fund are deemed to qualify as “Section 1256 contracts” under Section 1256 of the Code, gains and losses on such options will generally be treated as 60% long-term capital gains and 40% short-term capital gains, regardless of how long the Fund has held such options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will recognize short-term and long-term capital gains as such options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. That notwithstanding, certain options held by the Fund may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

The Fund’s investments in FLEX Options that provide exposure to the Bitcoin ETP Index may produce non-qualifying income for purposes of qualifying as a RIC, and accordingly, as determined necessary or advisable by the Fund, the Fund may make its investments in such instruments through the Subsidiary. The Fund intends to treat any income it may receive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act.  Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures.  While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

• Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining

Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.     Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSRS for the fiscal period ended April 30, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional

Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The Fund’s investments in offsetting positions with respect to the Bitcoin ETPs may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. If all of the options held by the Fund are 1256 contracts, the options will not be subject to the straddle rules. To the extent that the Fund invests in Options that are categorized as Section 1256 contracts, the Fund will be required to recognize gains and losses from such instruments on a mark-to-market basis and treat 60% of any gain or loss as long-term and 40% as short-term, regardless of the holding period. To more accurately allocate these gains and other taxable income or loss among shareholders, the Fund may use an accounting practice known as “equalization.” By using equalization accounting, the Fund seeks to reduce the amount of its taxable income and capital gains that are required to be distributed to shareholders by accounting for a portion of the proceeds from sales of Fund shares as attributable to undistributed net investment income and realized capital gains. This practice is intended to ensure that such income and gains are distributed only to those shareholders who have actually economically earned them. There is no assurance that the Fund will use equalization in any given taxable year, and the use of equalization will not affect a shareholder’s aggregate tax liability. The Fund will be required to distribution substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in the subsidiary

One of the requirements for qualification as a RIC is that at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to treat any income it may derive from the FLEX Options received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of the FLEX Options may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025(f)	$25.35	$0.40	$0.44	$0.84	$—	$—	$—	$—
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025(f)	$0.02	$26.21	3.40%	$20,970	0.79%	2.10%	—%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was February 5, 2025.

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information, such as Fund financial statements, are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator U.S. Equity 5 to 15 Buffer ETF™ — Quarterly

(Cboe BZX — EALT)

February 27, 2026

Innovator U.S. Equity 5 to 15 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the S&P 500® Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 5.75% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 5.57% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against Underlying ETF losses of between 5% and 15% during the Outcome Period. The Fund’s shareholders will bear experience the first 5% of Underlying ETF losses and all Underlying ETF losses exceeding 15% on a one-to-one basis. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is between 4.82% and 14.82%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof). If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 5%–15% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/ealt, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 5.75% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against Underlying ETF losses of between 5% and 15% (prior to taking into account management fees and other Fund operating expenses) over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the State Street® SPDR® S&P 500® ETF Trust.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 5.75% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 5.57%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against Underlying ETF losses of between 5% and 15% during the Outcome Period. The Fund’s shareholders will bear the first 5% of Underlying ETF and all Underlying ETF losses exceeding 15% on a one-to-one basis. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 4.82% and 14.82%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange-traded U.S. equity securities, specifically the S&P 500® Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

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VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
TARGETED -5% to -15% BUFFER
Underlying ETF
Innovator U.S. Equity 5 to 15 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/ealt, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

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Underlying ETF Performance	Fund Performance*
100%	5.75%
50%	5.75%
20%	5.75%
15%	5.75%
10%	5.75%
5%	5%
0%	0%
(5)%	(5)%
(10)%	(5)%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.69% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its exposure to the Underlying ETF, the Fund has significant exposure to companies in the information technology sector.

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The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF may be higher than if the FLEX Options utilized by the Fund had a shorter term. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 5.75% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 5.57%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/ealt.

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Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against Underlying ETF losses of between 5% and 15% during the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The Fund will bear the first 5% of Underlying ETF losses and all Underlying ETF losses exceeding 15% on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period by 5% or less, the Fund will participate in such losses on a one-to-one basis. If the Underlying ETF has decreased in value more than 5% but less than 15%, the Fund seeks to limit losses at 5%. Finally, if the Underlying ETF has decreased in value by more than 15% over the course of the Outcome Period, the Fund seeks to provide a loss that is 10% less than the loss experienced by the Underlying ETF. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is between 4.82% and 14.82%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be

6

provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/ealt, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

7

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases between 5% and 15% over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively

8

manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares

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over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at

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a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of

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option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

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Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the

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Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the S&P 500 Total Return Index (which assumes that any dividends paid out by index constituents have been reinvested) and the S&P 500 Price Return Index (which does not include any dividends and only measures the price movements of the underlying constituents). The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
18.13%
9.49%
2024
2025

The Fund’s highest quarterly return was 6.14% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (4.72)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	1 Year	Since Inception (09/29/2023)
Return Before Taxes	9.49%	15.33%
Return After Taxes on Distributions	9.49%	15.33%
Return After Taxes on Distributions and Sale of Fund Shares	5.62%	11.92%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	24.74%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	23.05%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in October 2023. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest

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price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is between 4.82% and 14.82%

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.69% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

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•   Taken together, the purchase and sale of put FLEX Options produces the Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Buffer of losses from -5% to -15%.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a Buffer from losses of between -5% and -15% before fees and expenses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the

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Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 5%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

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Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by between 5% and 15% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. . This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

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Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

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Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships.

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Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options

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include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

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The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic

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trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data

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corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code.

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The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the

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spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

• Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage,

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global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.69% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation

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and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject

41

action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers.

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For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

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Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

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Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such

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transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes

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when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in

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accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio

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securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

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Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$31.48	$(0.22)	$3.85	$3.63	$—	$—	$—	$—
10/31/2024	$25.23	$(0.20)	$6.42	$6.22	$—	$—	$—	$—
10/31/2023(f)	$25.61	$(0.01)	$(0.39)	$(0.40)	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.01	$35.12	11.56%	$155,410	0.69%	(0.68)%	0%
10/31/2024	$0.03	$31.48	24.78%	$102,316	0.69%	(0.68)%	0%
10/31/2023(f)	$0.02	$25.23	-1.49%	$12,615	0.69%	(0.68)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was September 29, 2023.

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Innovator U.S. Equity 5 to 15 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator U.S. Equity 10 Buffer ETF™ — Quarterly

(Cboe BZX — ZALT)

February 27, 2026

Innovator U.S. Equity 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund (“ETF”).

•    The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the S&P 500® Index (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.01% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.83% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 9.82%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof).

If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/zalt, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 3.01% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other Fund operating expenses) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the State Street® SPDR® S&P 500® ETF Trust.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 3.01% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.83%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.82%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange-traded U.S. equity securities, specifically the S&P 500® Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-50%
-100%
TARGETED 10% BUFFER
Underlying ETF
Innovator U.S. Equity 10 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary

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with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/zalt, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	Fund Performance*
100%	3.01%
50%	3.01%
20%	3.01%
15%	3.01%
10%	3.01%
5%	3.01%
0%	0%
(5)%	0%
(10)%	0%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.69% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry

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or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its exposure to the Underlying ETF, the Fund has significant exposure to companies in the information technology sector.

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 3.01% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.69% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 2.83%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/zalt.

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Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.69% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.82%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying

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ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/zalt, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively

8

manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares

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over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at

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a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of

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option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

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Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the

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Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the S&P 500 Total Return Index (which assumes that any dividends paid out by index constituents have been reinvested) and the S&P 500 Price Return Index (which does not include any dividends and only measures the price movements of the underlying constituents). The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
15%
10%
5%
0%
12.20%
9.23%
2024
2025

The Fund’s highest quarterly return was 3.59% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (0.17)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	1 Year	Since Inception (9/29/2023)
Return Before Taxes	9.23%	11.21%
Return After Taxes on Distributions	9.23%	11.21%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	8.68%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	24.74%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	23.05%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in October 2023. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest

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price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.82%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.69% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

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The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

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•   Taken together, the purchase and sale of put FLEX Options produces the 10% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 10% Buffer.

•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 10% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the

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Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

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•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

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The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

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Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

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Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

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Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation;

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and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

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The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting

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Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

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Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as

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war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another

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ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the

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arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies

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as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.69% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers

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Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive

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to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

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To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that

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he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket

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(either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such

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cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator U.S. Equity 10 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions
10/31/2025	$29.23	$(0.21)	$3.17	$2.96	$—	$—	$—	$—
10/31/2024	$25.53	$(0.19)	$3.86	$3.67	$—	$—	$—	$—
10/31/2023(f)	$25.61	$(0.01)	$(0.09)	$(0.10)	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.01	$32.20	10.17%	$634,293	0.69%	(0.68)%	0%
10/31/2024	$0.03	$29.23	14.46%	$256,458	0.69%	(0.68)%	0%
10/31/2023(f)	$0.02	$25.53	-0.30%	$24,896	0.69%	(0.68)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was September 29, 2023.

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Innovator U.S. Equity 10 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator U.S. Small Cap 10 Buffer ETF™ — Quarterly

(Cboe BZX — RBUF)

February 27, 2026

Innovator U.S. Small Cap 10 Buffer ETF™ — Quarterly (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed exchange-traded fund.

• The Fund employs a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund, which include the buffer and cap discussed below (“Outcomes”), are based upon the performance of an ETF that tracks the returns, before fees and expenses, of the Russell 2000 Index® (the “Underlying ETF”) over an approximately three-month period (the “Outcome Period”). The current Outcome Period is from January 1, 2026 through March 31, 2026. Following the Outcome Period, each successive Outcome Period will begin on the day the prior Outcome Period concludes and will end three months later.

•   The Fund invests in FLexible EXchange® Options (“FLEX Options”) that reference the Underlying ETF and, as further described in this prospectus, may invest directly in the Underlying ETF or in the constituents of the Underlying ETF, to produce the Outcomes. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund seeks to replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the following pre-determined Outcomes:

ο Fund shareholders are subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 4.02% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.82% The Cap is determined based on market conditions at the commencement of the Outcome Period and is likely to rise or fall from one Outcome Period to the next.

ο The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with a buffer (the “Buffer”) against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will experience all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for the Outcome Period is 9.80%.

ο The Cap and the Buffer will each be reduced by any shareholder transaction fees, brokerage commissions, taxes, and any extraordinary expenses incurred by the Fund. If the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the returns will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. To the extent the Fund invests directly in the Underlying ETF (or the components thereof) in addition to FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided inclusive of dividends (i.e., the price return of the Underlying ETF plus dividends received). The Fund will assume an estimated dividend rate (based on historical dividend rates) to calculate the Cap and the Buffer if the Fund invests directly in the Underlying ETF (or the components thereof).

If the dividends received by the Fund during the Outcome Period are less than this assumed dividend rate, the Cap and Buffer will be less than the amounts stated herein. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide and may be exposed to a greater risk of loss. For example, these effects include: (i) if the Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Share at that price as little or no ability to achieve gains but remains vulnerable to downside risks; (ii) if the Outcome Period has begun and the Fund has increased in value, an investor purchasing Shares at that price may not benefit from the Buffer until the Fund’s value has decreased to its value at the commencement of the Outcome Period; or (iii) if the Outcome Period has begun and the Fund has decreased beyond the pre-determined 10% Buffer, an investor purchasing Shares at that price may not benefit from the Buffer.

•   The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. An investor that holds Shares over multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares over multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Further, the imposition of a new Cap on future gains in subsequent Outcome Periods may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

•   The Fund’s website, www.innovatoretfs.com/rbuf, provides important Fund information (including, among other items, the start and end dates of the Outcome Period, the Cap and Buffer, and the Fund’s current portfolio holdings), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website to fully understand the potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

Investment Objective

The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF ETF, up to the upside cap of 4.02% (prior to taking into account management fees and other fees) while seeking to provide a buffer against the first 10% (prior to taking into account management fees and other fees) of Underlying ETF losses, over the period from January 1, 2026 through March 31, 2026.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Year	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

General Strategy Description.    Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund. The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the iShares Russell 2000 ETF.

The Fund’s strategy has been specifically designed to produce the “Outcomes” described below based upon the performance of the Underlying ETF over the duration of the Outcome Period. The Fund seeks replicate the performance of the Underlying ETF over the duration of the Outcome Period, subject to the below pre-determined Outcomes. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period.

•   Upside Cap.    Fund shareholders are subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. The Cap is set on the first day of the Outcome Period and is 4.02% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.82%.

•   Buffered Returns.    The Fund seeks to provide shareholders that hold Shares for the entire Outcome Period with the Buffer, which seeks to protect against the first 10% of Underlying ETF losses during the Outcome Period. The Fund’s shareholders will bear all Underlying ETF losses exceeding 10% on a one-to-one basis. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.80%.

To produce the Outcomes, the Fund invests in FLEX Options that reference the Underlying ETF and may also invest in the Underlying ETF (or the components thereof) directly. The Underlying ETF is an ETF that seeks to provide investment results that, before fees expenses, correspond generally to the total return performance of a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. For additional information regarding the Underlying ETF, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

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The hypothetical graphical illustration provided below is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

VERY NEGATIVE
NEGATIVE
POSITIVE
VERY POSITIVE
POSITIVE UNDERLYING ETF RETURN
CAP LEVEL
0%
-50%
-100%
TARGETED 10% BUFFER
Underlying ETF
Innovator U.S. Small Cap 10 Buffer ETF™ - Quarterly

Please note this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 90%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period. The table is not intended to predict or project the performance of the Fund or its holdings. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Shares. The actual overall performance of the Fund will vary with fluctuations in the value of its assets during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/rbuf, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

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Underlying ETF Performance	Fund Performance*
100%	4.02%
50%	4.02%
20%	4.02%
15%	4.02%
10%	4.02%
5%	4.02%
0%	0%
(5)%	0%
(10)%	0%
(15)%	(5)%
(20)%	(10)%
(50)%	(40)%
(100)%	(90)%

*         The Fund’s returns listed herein are provided prior to taking into account any fees or expenses charged to shareholders. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund will have the effect of reducing the returns listed herein.

The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year). Upon conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date of approximately three months in the future, and a new Outcome Period will begin. The Outcomes the Fund seeks to provide and discussed herein are provided based on the Fund’s NAV, whereas shareholders purchase or sell Shares on the Exchange at market prices. Any disconnect between the Fund’s NAV and market prices of Shares will result in returns that deviate from the Outcomes the Fund seeks to provide.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent.

The Outcome Period.    The Outcome Period is an approximately three-month period. The current Outcome Period is from January 1, 2026 through March 31, 2026. The Fund’s sought-after Outcomes are designed to be provided at the conclusion of the Outcome Period, and are based upon the Fund’s NAV at the outset of the Outcome Period. Each FLEX Option’s value is ultimately

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derived from the performance of the Underlying ETF during that time. Because the terms of the FLEX Options don’t change, the Cap and Buffer both relate to the Fund’s NAV on the first day of the Outcome Period. Further, since the Fund’s option contracts are exercisable at the conclusion of the Outcome Period, the Outcomes are only provided at the end of the Outcome Period. Therefore, to achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares from the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s NAV is based upon the value of its portfolio which consists of FLEX Options, and may also include shares of the Underlying ETF (or the components thereof). Although the value of the Underlying ETF’s share price is a significant component of the value of the Fund’s FLEX Options, the value of the Fund’s FLEX Options (and therefore, the Fund’s NAV) will not increase or decrease at the same rate as the Underlying ETF’s share price on a daily basis. The time remaining until those FLEX Options expire, which is at the conclusion of the Outcome Period, also affects their value. Additionally, since the Underlying ETF has the potential to be more volatile than other funds, during the Outcome Period it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile reference asset. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF.

For additional information regarding the Outcome Period, including the potential impacts of purchasing and selling intra-Outcome Period, see “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Cap on Potential Upside Returns.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the Outcome Period is subject to the Cap. The Cap represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of the Underlying ETF, if the Underlying ETF experiences returns for the Outcome Period in excess of the Cap, the Fund will not participate in such excess returns. The Cap is determined on the first day of the Outcome Period and is 4.02% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account for the Outcome Period, the Cap is 3.82%. The Cap will be further reduced by any shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. The Cap will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Cap is also set forth on the Fund’s website at www.innovatoretfs.com/rbuf.

Buffer.    The Fund seeks to provide shareholders who hold Shares for the entire Outcome Period with a Buffer against the first 10% of Underlying ETF losses for the Outcome Period; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF’s share price has decreased by more than 10%, the Fund will experience all subsequent losses on a one-to-one basis. The effect sought to be created by the Buffer is that if the Underlying ETF’s share price has decreased in value over the course of the Outcome

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Period, the Fund seeks to be returned the amount of its principal investment (if the Underlying ETF’s share price decreased in value by 10% or less) or experience a loss that is 10% less than the loss experienced by the Underlying ETF (if the Underlying ETF’s share price decreased in value by more than 10%). A shareholder may lose their entire investment. While the Fund seeks to limit losses to 90% for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The Buffer is provided prior to taking into account annual Fund management fees, transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account for the Outcome Period, the net Buffer for an Outcome Period is 9.80%. Since the Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period, it should not be expected that the Buffer, including the net effect of the Fund’s annual management fee on the Buffer, will be provided at any point prior to the last day of the Outcome Period.

The Fund’s Portfolio.    The Fund invests in FLEX Options that reference the Underlying ETF and may also invest directly in shares of the Underlying ETF (or the components thereof). In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded option contracts with uniquely customizable terms.

The Fund seeks to achieve the Outcomes, including the Cap and Buffer, by purchasing and selling call and put FLEX Options to create layers within the Fund’s portfolio. The customizable nature of FLEX Options allows the Sub-Adviser to select the share price of the Underlying ETF at which the option contract may be exercised. This is commonly known as the “strike price.” At the commencement of the Outcome Period, the Sub-Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the Outcomes may be obtained, depending on the performance of the Underlying ETF’s share price over the duration of the Outcome Period. Each of the FLEX Options purchased and sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold on the first day of the Outcome Period. The Fund utilizes European style option contracts, which are exercisable only on the expiration date of the option contract.

For a given Outcome Period, the Fund may invest exclusively in FLEX Options or may purchase the Underlying ETF directly (and/or the components thereof) and FLEX Options to produce the Outcomes. To the extent the Fund invests solely in FLEX Options that reference the Underlying ETF, the Cap and Buffer will be provided on a price return basis (i.e., the Outcomes will be provided based on changes in the share price of the Underlying ETF), and the Fund will not receive the benefit of any dividends. For Outcome Periods in which the Fund directly purchases the Underlying ETF, in addition to FLEX Options, to construct the Fund’s portfolio, the Fund will

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receive dividends from the Underlying ETF, and the Cap and Buffer will be provided inclusive of dividends received (i.e., the price returns of the Underlying ETF plus dividends received). If the Fund invests in the Underlying ETF directly (or the components thereof), to calculate the Cap and Buffer, the Adviser will assume an estimated dividend rate for the Underlying ETF (which is based on the historical dividend rate of the Underlying ETF). To the extent the dividends received by the Fund differ from this assumed rate, the Cap and Buffer may be higher or lower than disclosed herein. If the Fund invests directly in the Underlying ETF, it will bear its proportionate share of the Underlying ETF’s expenses. The Adviser has entered into an agreement to waive its management fee to the extent of the acquired fund fees and expenses incurred in connection with its investment in the Underlying ETF.

Additional information regarding the terms of the FLEX Options, information on the Underlying ETF, and the mechanics of the Fund’s strategy can be found in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options, or a combination of FLEX Options and the Underlying ETF (or components thereof) directly, and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information is available on the Fund’s website, www.innovatoretfs.com/rbuf, which also provides information regarding, among other items, the start date and end date of the Outcome Period, the Cap and Buffer, the Underlying ETF, the Fund’s portfolio holdings for the Outcome Period, whether the Outcomes are based on the price return of the Underlying ETF or the price return of the Underlying ETF plus dividends received, and information relating to the potential outcomes of an investment in the Fund on a daily basis. Important information relating to the Fund, including information relating to the Cap, is communicated on the Fund’s website.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to experience an investment gain on their Shares. Due to the size of the Buffer over each quarterly Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF

8

over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that

9

change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund

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will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options may vary prior to the expiration date because of related factors other than the value of the Underlying ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its

11

backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund

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requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Financials Sector Risk.    Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

Health Care Sector Risk.    Companies in the health care sector are subject to extensive government regulation, and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk.    Companies within the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil

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liabilities will likewise affect the performance of these companies. Additionally, government spending policies may impact the profitability of the industrials sector since industrials companies, especially aerospace and defense companies, often rely on government demand for their products and services.

Small- and Mid-Capitalization Companies Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities,

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including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher

15

than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the Russell 2000 Total Return Index (which assumes that any dividends paid out by index constituents have been reinvested) and the Russell 2000 Price Return Index (which does not include any dividends and only measures the price movements of the underlying constituents). The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
10%
0%
-10%
-20%
11.43%
2025

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The Fund’s highest quarterly return was 4.88% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was (0.19)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	1 Year	Since Inception (6/28/2024)
Return Before Taxes	11.43%	10.24%
Return After Taxes on Distributions	11.43%	10.24%
Return After Taxes on Distributions and Sale of Fund Shares	6.77%	7.85%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	12.81%	15.12%
Russell 2000 Price Return Index (reflects no deduction for fees, expenses or taxes)	11.29%	13.59%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

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Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in June 2024. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•   you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek the protection of a 10% Buffer on Underlying ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•   you understand that there is no guarantee that the Fund will be successful in its attempt to provide investors protection through the Buffer;

•   you understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund. After taking into account the annual Fund management fee, the net Buffer for the Outcome Period is 9.80%;

•   you understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are willing to forgo any gains in excess of the Cap;

•   you understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you understand that the Outcomes may not contemplate any dividends paid to the Fund, and the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Outcome Period;

•   you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;

•   you seek an investment that provides either (i) a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses and any extraordinary expenses, or (ii) that provides total protection against Underlying ETF losses, for an investment held for the duration of an Outcome Period;

•   you do not understand that any protection provided by the Buffer is not guaranteed;

•   you seek the protection of a full 10% Buffer, even after taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses, or do not understand that the 10% Buffer is provided prior to taking into account annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not understand that, for certain Outcome Periods, the Fund may hold the Underlying ETF directly and that the Fund will incorporate an assumed dividend rate in the calculation of the Cap and Buffer for that Outcome Period;

•   you are unwilling to forgo any gains in excess of the Cap;

•   you do not understand that the Cap will be reduced by annual Fund management fees, shareholder transaction fees, any acquired fund fees and expenses, and any extraordinary expenses incurred by the Fund;

•   you do not fully understand that the Fund’s Outcomes may not contemplate any dividends paid to the Fund, and that the Fund will not receive or benefit from any dividend payments to the extent of its FLEX Option investments;

•   you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•   you are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For the purposes of this policy, the Fund will use the notional value of the Fund’s FLEX Option contracts and will value its FLEX Options at mark-to-market. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy.

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the performance of the Underlying ETF. There is no guarantee that the Fund will be successful in its attempt to provide the sought-after Outcomes. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees, any acquired fund fees and expenses and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Fund’s returns experienced by shareholders, as well as the Cap and Buffer. For the purpose of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from other investment products and may make it an unsuitable investment for some investors.

The Underlying ETF

The Underlying ETF provides exposure to the Russell 2000 Index, which is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Index is constructed to provide a comprehensive small-capitalization barometer and is reconstituted annually. The Underlying ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index). To the extent the Fund invests in the Underlying ETF directly, the Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of its investment in the Underlying ETF.

The Fund’s Holdings

The Fund invests in FLEX Options that reference the Underlying ETF, and may also invest directly in the Underlying ETF (or the constituents thereof), to produce the Outcomes. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right

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to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). The Fund utilizes FLEX Options to implement its investment strategies. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

To seek to provide the Outcomes, the Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract gives the buyer of the call option contract the right (but not the obligation) to buy, and the seller of the call option contract (i.e., the “writer”) the obligation to sell, a specified amount of an underlying security at a pre-determined price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the writer of the put option contract the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price. Each FLEX Option contract that the Fund enters into references the Underlying ETF and expires on the last day of the Outcome Period. The Fund uses purchased and sold call and put FLEX Options with varying strike prices, the layering of which provides the mechanism for producing the Fund’s desired Outcomes, as detailed below.

•   The purchased call FLEX Option provides the Fund’s upside participation that matches that of the Underlying ETF’s share price. At the expiration date, these FLEX Options realize a value equal to that of the Underlying ETF’s share price. The Fund may determine to purchase the Underlying ETF or its component securities directly in lieu of this purchased call FLEX Option position. In such instance, the Fund may invest in additional purchased call and sold put option contracts to, in the aggregate, provide the Fund with full exposure (i.e., 100% notional value) to the Underlying ETF.

•   Taken together, the purchase and sale of put FLEX Options produces the 10% Buffer. The Fund’s purchased put FLEX Option contract enables the Fund to profit from decreases in the Underlying ETF’s share price. The Fund’s sold put FLEX Option limits the gains the Fund experiences from the purchased put option contract. These FLEX Option contracts utilize differing strike prices, the combination of which produces the Fund’s 10% Buffer.

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•   To help pay for the positions that provide upside exposure to the Underlying ETF and the Buffer, the Fund sells a call FLEX Option that results in the Cap. The Cap level is chosen so that the combined net purchase prices in all of the Fund’s positions is approximately equal to the Fund’s NAV. The Cap is the strike price of the sold call FLEX Option and effectively trades away the Fund’s ability to participate in upside price return gains of the Underlying ETF that exceed the strike price of the sold call FLEX Option.

The combination of all of the positions creates a maximum growth opportunity equal to the return experienced by the Underlying ETF at expiration, not to exceed the Cap, while providing a 10% Buffer from losses. To the extent the Fund invests in the Underlying ETF directly (or the component securities thereof), the Outcomes will be based on the total return of the Underlying ETF with respect to those holdings. If the Fund’s portfolio is exclusively made up of FLEX Options, the Outcomes will be based on the price return of the Underlying ETF.

As detailed above, the Buffer is produced from a series of FLEX Option contracts. In order to provide the long exposure to the Underlying ETF and the Buffer, the Fund is obligated to pay a premium on the options contract (in addition to any direct investment in the Underlying ETF). The Fund’s strategy is designed so that any premiums that the Fund is obligated to pay are offset by premiums it receives in connection with the selling of FLEX Options. The portfolio managers calculate the amount of premiums that the Fund will owe in order to obtain long exposure to the Underlying ETF and provide the Buffer and will then go into the market and sell a call FLEX Option with terms that entitle the Fund to receive a premium in an amount equal to the amount that the Fund would otherwise owe. The Cap is the strike price of that sold call FLEX Option. The strike price is determined based upon prevailing market conditions at the time the Fund enters into the FLEX Options, most notably current interest rate levels, volatility in the Underlying ETF’s share price, and the relationship of put and calls on the underlying FLEX Options.

The Outcomes

The Outcomes are designed to be provided at the conclusion of the Outcome Period only. It should not be expected that the Outcomes will be provided at any point prior to that time. The value of the Fund’s FLEX Options is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Sub-Adviser generally anticipates that the Fund’s NAV will increase on days when the Underlying ETF’s share price increases and will decrease on days when the Underlying ETF’s share price decreases, but that the rate of such increase or decrease will be less than that experienced by the Underlying ETF. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. Taken together, this means that at the midpoint of the Outcome Period, if the Underlying ETF’s share price has decreased by an amount less than the Buffer, the Fund’s NAV can also be expected to have decreased in value because the Buffer is not yet in full effect. The Fund’s NAV may decrease to a lesser extent than the losses experienced by the Underlying ETF because the Fund’s NAV will not correlate one-to-one with the Underlying ETF during the

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Outcome Period (i.e., the Fund’s NAV tends not to participate fully in either Underlying ETF gains or losses). There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Outcome Period

The Outcomes are designed to be produced at the conclusion of the Outcome Period. Investors may only experience the sought-after Outcomes if they hold Shares from the onset of the Outcome Period through its conclusion.

There are certain consequences that investors should understand if they are considering purchasing after the commencement of the Outcome Period, selling Shares prior to the conclusion of the Outcome Period or holding Shares over successive Outcome Periods. These consequences are detailed more fully below.

•   Purchasing after the commencement of the Outcome Period.    A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (i.e., the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. An investor should consider the Fund’s value relative to its NAV at the commencement of the Outcome Period (and relative to the Cap and Buffer) if purchasing Shares after the commencement of the Outcome Period.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. Additionally, the Buffer will not be operative until the Fund has returned to its original NAV, so any increase in the value of the Fund has experienced will not be protected and investors purchasing at this increased value will be subjected to potential losses before the Buffer is operative.

ο If an investor is considering purchasing Shares during the Outcome Period and the Fund has already decreased in value by an amount equal to or greater than 10%, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to provide for the remainder of the Outcome Period.

•   Selling prior to the conclusion of the Outcome Period.    Since the FLEX Options are exercisable only on the final day of the Outcome Period, and the Fund’s FLEX Options are not expected to move on a one-to-one basis with the price of the Underlying ETF, a shareholder that sells its Shares prior to the end of the Outcome Period may experience investment outcomes very different from those sought by the Fund.

ο If the Underlying ETF has increased in value, the Fund may not have increased in value to the same extent which could cause such investor to forego gains that would be experienced by the Fund if Shares were held to the conclusion of the Outcome Period.

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ο If the Underlying ETF has decreased in value, the Buffer would not yet be fully operative and the Fund may have decreased in value, and such selling shareholder could experience losses the Buffer is designed to protect against if Shares were held to the conclusion of the Outcome Period.

•   Holding over successive Outcome Periods.    An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains experienced by the Underlying ETF above the prior Cap will be forfeited. Similarly, an investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Further, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year).

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

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The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Equity Securities

The Fund may purchase the component securities of the Underlying ETF. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

Exchange-Traded Funds

The Fund may purchase shares of the Underlying ETF. ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Alternatively, investments may exceed the limitations detailed above if the conditions of Rule 12d1-4 are met.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Defined Outcome Strategy Risk.    The Fund, in employing a “defined outcome strategy” is subject to certain unique risks, which are detailed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Underlying ETF losses if the Underlying ETF’s share price decreases by 10% or less over the duration of the Outcome Period. A shareholder may lose their entire investment. The Fund’s strategy seeks to provide the sought-after protection of the Buffer if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available. Because the value of the FLEX Options depends, in part, on the time remaining until expiration and the Buffer is designed to be in effect at the end of the Outcome Period, it is possible that the Fund’s NAV may decrease during the Outcome Period before the Buffer is fully implemented. If a shareholder were to sell at this time, they could recognize losses on their investment. Additionally, because the Buffer is provided by operation of the FLEX Options, the implementation of the Buffer is subject to counterparty risk (for additional information, see “Counterparty Risk” herein). The Fund does not provide principal protection or non-principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment. An investor that holds Shares through multiple Outcome Periods will be unable to recapture losses from prior Outcome Periods because at the end of each Outcome Period, a new Buffer will be established based on the then-current price of the Underlying ETF and any losses experienced below the prior Buffer will be locked-in. Moreover, the quarterly imposition of a new Cap on future gains may make it difficult to recoup any losses from the prior Outcome Periods such that, over multiple Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. To the extent the Fund invests directly in the Underlying ETF, the Buffer will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case shareholders may not receive the sought-after downside protection of the Buffer.

Cap Change Risk.    A new Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Investors should monitor the changes in the Cap for each Outcome Period, information for which will be made available pursuant to the procedure outlined in the Fund’s prospectus.

Capped Upside Return Risk.    The Fund’s strategy seeks to provide returns that are subject to the Cap. In the event that the Underlying ETF experiences gains in excess of the Cap for the Outcome Period, the Fund will not participate in, and will underperform the Underlying ETF to the extent of, those gains beyond the Cap. The Fund’s strategy seeks to participate in the upside of the entirety of the Underlying ETF gains (subject to the Cap), if Shares are held at the time at which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into, there may be little or no ability for that investor to

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experience an investment gain on their Shares. Due to the size of the Buffer over the Outcome Period, the Fund expects its Cap to be lower relative to other “defined outcome products” with an annual outcome period and/or a lower buffer. Further, because the FLEX Options are designed to produce the sought-after returns on the last day of the Outcome Period, if an investor sells Shares prior to the expiration date of the FLEX Options such investor may sell at a point where the Fund’s performance does not match the performance of the Underlying ETF over the Outcome Period, and therefore may sell at a point where the Fund has underperformed the Underlying ETF, even if such gains do not exceed the Cap. The Fund seeks to actively manage its portfolio such that any transaction fees incurred by the Fund in connection with the management of the Fund’s assets will not impact the Fund’s performance in seeking to provide upside exposure to the Underlying ETF or the Fund’s ability to experience returns that match the Cap, to the extent the returns of the Underlying ETF are equal to or greater than the Cap. However, it is not guaranteed that the Fund will be able to successfully manage its assets to contemplate the transaction fees incurred by the Fund to achieve the Outcomes sought by the Fund. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains above the prior Cap will be forfeited. To the extent the Fund invests directly in the Underlying ETF, the Cap will be provided after the consideration of dividends received, whereby the Fund has assumed an anticipated dividend rate, which is on the historical dividend rate of the Underlying ETF. This assumed dividend rate may be less than dividends actually received by the Fund for the Outcome Period, in which case the Cap will be less than disclosed herein.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) a significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options. If these factors were to occur, the Fund may be unable to achieve its investment objective, and investors may not receive the Outcomes described herein. Finally, the Fund is also subject to management risk as an actively-managed fund, which may cause it not to achieve its investment objective.

Management Risk.    Defined outcome strategies are actively-managed and accordingly, the Fund is subject to management risk. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, subject to the oversight of the Adviser, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes, or perform as well as similarly situated funds.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver returns that match those of the Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Fund utilizes European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event an investor purchases Shares after the FLEX Options

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were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide. An investor that holds Shares through multiple Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Outcome Period, a new Cap will be established based on the then-current price of the Underlying ETF and any gains of the Underlying ETF above the prior Cap will be forfeited. In addition, because the Fund is designed to achieve Outcomes that change for each three-month Outcome Period, the Outcomes that are achieved by the Fund for a three-month Outcome Period will be different than the Outcomes achieved by the Fund over multiple Outcome Periods, or on an annualized basis. Similarly, investors holding Shares over multiple Outcome Periods will experience different investment results than holding a fund that has a longer Outcome Period (e.g., one year) and any losses for such holders could exceed the performance for a fund with a longer Outcome Period.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a returns that match the increases in the price of the Underlying ETF over the Outcome Period, subject to a maximum return imposed by the Cap. Because the value of the Fund’s FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Fund may underperform the increases in the share price of the Underlying ETF until the end of the Outcome Period. To the extent the price of the Underlying ETF increases beyond the Fund’s Cap, the Fund will not participate in such gains, and will underperform the Underlying ETF. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by such investor may not match those that the Fund seeks to achieve. The Fund is subject to a Cap which may be lower relative to other “defined outcome products” and, as a result, any positive investment returns delivered by the Fund may be lower in comparison to such products and to that of the Underlying ETF.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes FLEX Options, which are a type of derivative instrument. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: (i) changing supply and demand relationships; (ii) government programs and policies; (iii) national and international political and economic events; (iv) changes in interest rates; (v) inflation and deflation; and (vi) changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage

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the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Fund are European style option contracts and therefore will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETF. However, the value of the FLEX Options prior to the expiration date may vary versus the value of the Underlying ETF because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Since the Underlying ETF has the potential to be more volatile than other funds, in the period between

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the beginning and end of the Outcome Period, it is possible that the degree of non-correlation between the value of the FLEX Options and the value of the Underlying ETF will be higher than if the FLEX Options utilized a less volatile fund as their reference asset.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets.

The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

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The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on the expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The market for the Fund’s FLEX Options may become less liquid as a result of adverse market or economic conditions or other unrelated reasons. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Risk.    The Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein (see “Risks Associated with ETFs” below). The Adviser expects to waive a portion of its management fee in an amount that equals to any acquired fund fees and expenses the Fund incurs as a result of any direct investment in the Underlying ETF. However, if the Adviser does not waive such expenses in the future, the Fund will bear its proportionate share of the Underlying ETF’s expenses, subjecting Fund shareholders to such expenses. Further, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF (or the components thereof):

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic

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trends and developments and the prices of their securities may suffer a decline in response. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Financials Sector Risk.    Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.

Health Care Sector Risk.    Companies in the health care sector are subject to extensive government regulation, and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk.    Companies within the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Additionally, government spending policies may impact the profitability of the industrials sector since industrials companies, especially aerospace and defense companies, often rely on government demand for their products and services.

Small- and Mid-Capitalization Companies Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes,

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fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration Risk.    Through its exposure to the Underlying ETF, the Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and

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liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules

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that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of

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Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend

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on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single instrument for federal tax purposes. The result of such a position would be that the Fund would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. The Fund has obtained an opinion of tax counsel that the FLEX Options should not be collapsed into a single instrument. However, such an opinion is not binding upon the IRS or the courts. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman.     Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Pursuant to a contractual agreement with the Fund, Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers

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Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive

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to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

ο The Fund makes distributions,

ο You sell your Shares listed on the Exchange, and

ο You purchase or redeem Creation Units.

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To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

The Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a RIC. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the RIC income and diversification tests.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

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However, the Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that

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he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket

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(either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

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With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of the Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$26.12	$(0.21)	$3.01	$2.80	$—	$—	$—	$—
10/31/2024(f)	$25.11	$(0.07)	$0.89	$0.82	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(e)
10/31/2025	$0.02	$28.94	10.79%	$70,189	0.79%	(0.78)%	0%
10/31/2024(f)	$0.19	$26.12	4.07%	$115,598	0.79%	(0.77)%	0%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Portfolio turnover rate excludes in-kind transactions.

(f)      Inception date of the Fund was June 28, 2024.

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Innovator U.S. Small Cap 10 Buffer ETF™ — Quarterly

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Statement of Additional Information

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly (TFJL)	Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly (QBUF)
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July (TBJL)	Innovator Power Buffer Step-Up Strategy ETF® (PSTP)
Innovator Buffer Step-Up Strategy ETF® (BSTP)	Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly (QBF)
Innovator Defined Wealth Shield ETF (BALT)	Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly (EALT)
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly (EBUF)	Innovator U.S. Equity 10 Buffer ETF™ – Quarterly (ZALT)
Innovator Hedged Nasdaq-100® ETF (QHDG)	Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly (RBUF)
Innovator International Developed 10 Buffer ETF™ – Quarterly (IBUF)

February 27, 2026

200 W. Front Street
Wheaton, Illinois 60187
www.innovatoretfs.com

This Statement of Additional Information (“SAI”) describes shares of each the funds set forth above (each a “Fund” and collectively, the “Funds”), each a series of Innovator ETFs® Trust (the “Trust”). Each Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”). The investment sub-adviser for each Fund is Milliman Financial Risk Management LLC (“Milliman”). The Funds’ distributor is Foreside Fund Services, LLC (“Foreside” or the “Distributor”). The shares of Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly, Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July, Innovator Defined Wealth Shield ETF, Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly, Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly, Innovator U.S. Equity 10 Buffer ETF™ – Quarterly and Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly are principally listed for trading on Cboe BZX Exchange, Inc. The shares of Innovator Buffer Step-Up Strategy ETF®, Innovator Emerging Markets 10 Buffer ETF™ – Quarterly, Innovator International Developed 10 Buffer ETF™ – Quarterly and Innovator Power Buffer Step-Up Strategy ETF® are principally listed for trading on NYSE Arca, Inc. The shares of Innovator Hedged Nasdaq-100® ETF and Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly are principally listed for trading on The NASDAQ Stock Market LLC.

This SAI supplements the information contained in each Fund’s Prospectus, each dated February 27, 2026, as each may be amended and supplemented from time to time. This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A copy of a Fund’s most recent Prospectus may be obtained, without charge, by writing the Adviser at the address listed above or by calling (800) 208-5212.

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”). The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

-i-

General Information

The Trust is a Delaware statutory trust organized on October 17, 2007. On August 11, 2017, the Trust changed its name from Academy Funds Trust to Innovator ETFs® Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 173 separate series, representing separate portfolios of investments. This SAI relates to the Funds listed in the table below, each of which is a separate series of the Trust and is classified as a “non-diversified company,” as such term is defined in the 1940 Act.

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	Innovator Power Buffer Step-Up Strategy ETF®
Innovator Buffer Step-Up Strategy ETF®	Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly
Innovator Defined Wealth Shield ETF	Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Innovator Hedged Nasdaq-100® ETF	Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Innovator International Developed 10 Buffer ETF™ – Quarterly

Each Fund offers, issues and redeems shares (“Shares”) at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund may issue or redeem Creation Units in exchange for the securities comprising the Fund (“Deposit Securities”) and/or cash, or some combination thereof.

The shares of Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly, Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July, Innovator Defined Wealth Shield ETF, Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly, Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly, Innovator U.S. Equity 10 Buffer ETF™ – Quarterly and Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly are principally listed for trading on Cboe BZX Exchange, Inc. (“Cboe” or an “Exchange”). The shares of Innovator Buffer Step-Up Strategy ETF®, Innovator Emerging Markets 10 Buffer ETF™ – Quarterly, Innovator International Developed 10 Buffer ETF™ – Quarterly and Innovator Power Buffer Step-Up Strategy ETF® are principally listed for trading on NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). The shares of Innovator Hedged Nasdaq-100® ETF and Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly are principally listed for trading on The NASDAQ Stock Market LLC. (“Nasdaq” or an “Exchange”). Cboe, NYSE Arca and Nasdaq are each a national securities exchange. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below such Fund’s NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the section entitled “Disclosure of Portfolio Holdings Information”), and, generally, in exchange for a cash amount. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Each Fund is a separate mutual fund, and each Share represents an equal proportionate interest in such Fund. All consideration received by the Trust for Shares and all assets of a Fund belong solely to the Fund and would be subject to liabilities related thereto.

The Trust reserves the right to permit or require that creations and redemptions of Shares are effected fully or partially in-kind and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit marked to the market value of any omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. For more information please see the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (the “SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board of Trustees of the Trust may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board of Trustees may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders.

Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees has a material personal financial interest in the subject action. There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust.

Capitalized terms used in this SAI, but not otherwise defined, have the meanings ascribed to them in the respective Fund’s Prospectus.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the “approximate value” of a Fund, as described in the section of the Prospectus entitled “Net Asset Value,” is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of a Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Innovator or its affiliates, or a fund for which Innovator or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Restrictions and Policies

Investment Objective

There can be no assurance that a Fund will achieve its objective. Each Fund’s investment objective and policies, and its associated risks, are discussed below and in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about each Fund and its policies is provided below.

Fundamental Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All other investment policies or practices of a Fund are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

Each Fund shall not:

(1)       Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)       Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)       Purchase or sell commodities except to the extent permitted by applicable law.

(6)       Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly and Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Buffer Step-Up Strategy ETF®, Innovator Defined Wealth Shield ETF, Innovator Emerging Markets 10 Buffer ETF™ – Quarterly, Innovator International Developed 10 Buffer ETF™ – Quarterly, Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly, Innovator Power Buffer Step-Up Strategy ETF®, Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly, Innovator U.S. Equity 10 Buffer ETF™ – Quarterly and Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Underlying ETF concentrates in the securities of a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Hedged Nasdaq-100® ETF shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Nasdaq-100® Index concentrates in the securities of a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest more than 25% of its total assets in investments that provide exposure to the Bitcoin Price. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Notations Regarding a Fund’s Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of such Fund’s total assets from banks for any purpose, and to borrow up to 5% of such Fund’s total assets from banks or other lenders for temporary purposes (a Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Except for restriction (1) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of a Fund will not constitute a violation of that restriction. With respect to restriction (1), if the limitations are exceeded as a result of a change in market value then such Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

With respect to the fundamental policy relating to concentrations set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. Rather, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes a concentration. It is possible that interpretations of concentration could change in the future.

With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in each Fund’s Prospectus, a Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

(1)       A Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)       A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

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Unless otherwise indicated, all limitations under a Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser/Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Portfolio Turnover

A Fund may have a portfolio turnover rate in excess of 100%. Portfolio trading will be undertaken principally to accomplish a Fund’s investment objective. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. Therefore, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from purchases and redemptions of Shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. The following table sets forth each Fund’s portfolio turnover rate for the indicated periods. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. Derivative instruments and instruments with maturities of one year or less at the time of acquisition are excluded from the calculation of each Fund’s portfolio turnover rate. If such instruments were included, the portfolio turnover rate of each Fund would differ from the below for certain of the Funds.

Portfolio Turnover Rate

Fund	Fiscal Period/ Year Ended October 31, 2024	Fiscal Period/ Year Ended October 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	0%	0%
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	0%	0%
Innovator Buffer Step-Up Strategy ETF®	0%	0%
Innovator Defined Wealth Shield ETF	0%	0%
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly(1)	0%	0%
Innovator Hedged Nasdaq-100® ETF(2)	13%	21%
Innovator International Developed 10 Buffer ETF™ – Quarterly(1)	0%	0%
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly(1)	0%	0%
Innovator Power Buffer Step-Up Strategy ETF®	0%	0%
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly(3)	N/A	0%
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	0%	0%
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	0%	0%
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly(1)	0%	0%

(1)    The Fund commenced operations on June 30, 2024.

(2)    The Fund commenced operations on August 19, 2024.

(3)    The Fund commenced operations on February 5, 2025.

Investment Strategies and Risks

The following information relates to and supplements the description of each Fund’s investment strategies and risks that are contained in its Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.

Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly Additional Information Regarding Investment Strategies.    In pursuit of its investment objective, Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly provides investment exposure to the price return of bitcoin (i.e., “spot” bitcoin prices) (the “Bitcoin Price”) by investing in a combination of FLexible EXchange® Options (“FLEX Options”) that reference one or more exchange-traded products that hold bitcoin directly (“Bitcoin ETPs”) or the CBOE Bitcoin U.S. ETF Index (the “Bitcoin ETP Index” and, together with the Bitcoin ETPS, the “Bitcoin Reference Asset”).

The Fund expects to gain exposure to the Bitcoin Price by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this SAI, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Subsidiary is wholly owned and controlled by the Fund and is advised by Innovator and sub-advised by Milliman. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Innovator receives no additional compensation for managing the assets of the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund. Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports, when available.

The Subsidiary’s transactions in FLEX Options will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses. Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes.

The Fund intends to treat any income it may derive from FLEX Options received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code applicable to RICs. The IRS had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Bitcoin Investing Risk.    Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly is indirectly exposed to the risks of investing in bitcoin through its investments in FLEX Options. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

•   Bitcoin is a new technological innovation with a limited history.    There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Fund. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and trading in options on Bitcoin ETPs began in 2024, each of which limits a potential shareholder’s ability to evaluate an investment in the Fund.

•   The Fund’s investments are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks.    The price of bitcoin is impacted by numerous factors, including:

ο The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;

ο Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;

ο Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;

ο Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;

ο Foreign exchange rates between fiat currencies and digital assets such as bitcoin;

ο Interest rates;

ο The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;

ο Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin; 0 Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;

ο The maintenance and development of the open-source software protocol of the Bitcoin Network;

ο Increased competition from other digital assets, including forks of the Bitcoin Network;

ο Developments in the information technology sector;

ο Global or regional political, economic or financial events and situations;

ο Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and

ο The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Negative developments in any of these factors could adversely impact an investment in the Fund.

• A decline in the adoption of bitcoin could negatively impact the performance of the Fund.    As a new asset and technological innovation, the bitcoin industry is subject to a high degree of uncertainty. The adoption of bitcoin will require growth in its usage for various applications that include retail and commercial payments, cross-border and remittance transactions, speculative investment and technical applications. Adoption of bitcoin will also require an accommodating regulatory environment. A lack of expansion in usage of bitcoin could adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, there is no assurance that bitcoin will maintain its value over the long-term. The value of bitcoin is subject to risks related to its usage. Even if growth in bitcoin adoption occurs in the near or medium-term, there is no assurance that bitcoin usage will continue to grow over the long-term. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which would adversely impact the value of the Fund’s shares. Recently, bitcoin has come under scrutiny for its environmental impact, specifically the amount of energy consumed by bitcoin miners. Some companies have indicated they will cease accepting bitcoin for certain kinds of purchases due to such environmental concerns. To the extent such concerns persist, the demand for bitcoin and the speed of its adoption could be suppressed.

•   Bitcoin trading prices are volatile, and shareholders could lose all or substantially all of their investment in the Fund.    Speculators and investors who seek to profit from trading and holding bitcoin generate a significant portion of bitcoin demand. Bitcoin speculation regarding future appreciation in the value of bitcoin may inflate and make more volatile the price of a bitcoin. As a result, bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of bitcoin.

•   Regulation of participants in the bitcoin ecosystem continues to evolve in both the U.S. and foreign jurisdictions, which may restrict the use of bitcoin or otherwise impact the demand for bitcoin.    As a technology, the Bitcoin Network is governed by its internal protocols and source code; however, the use by individuals or businesses of the Bitcoin Network and bitcoin may be subject to government regulation. Both domestic and foreign regulators and governments have increased focus on the use of the Bitcoin Network and bitcoin since 2013. In the U.S., federal and certain state authorities have exercised jurisdiction over specific uses of the Bitcoin Network and bitcoin, typically in the context of money service business regulation. Some foreign regulators and governments have exercised similar regulatory oversight; however, other jurisdictions have determined that regulatory action was premature or that the use of the Bitcoin Network should be prohibited or limited for reasons such as incompatibility with capital controls or financial system risks. Bitcoin market disruptions and resulting governmental interventions are unpredictable, and may make bitcoin illegal altogether. Future foreign regulations and directives may conflict with those in the U.S., and such regulatory actions may restrict or make bitcoin illegal in foreign jurisdictions. Future regulations and directives may impact the demand for bitcoin, and may also affect the ability of digital asset trading platforms to operate and for other market participants to enter into bitcoin transactions.

To the extent that future regulatory actions or policies limit or restrict bitcoin usage, bitcoin trading or the ability to convert bitcoin to fiat currencies, the demand for bitcoin may be reduced, which may adversely affect investment in the Fund’s shares. Regulation of bitcoin continues to evolve, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of bitcoin and, thus, the instruments in which the Fund invests. Moreover, in addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies. Although there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

• Sales of newly mined bitcoin may cause the price of bitcoin to decline, which could negatively affect an investment in the Fund.    Approximately 900 newly mined bitcoin are created each day. If the parties engaged in bitcoin mining choose not to hold the newly mined bitcoin, and, instead, make them available for sale, there can be downward pressure on the price of bitcoin. A bitcoin mining operation may be more likely to sell a higher percentage of its newly created bitcoin, and more rapidly so, if it is operating at a low profit margin, thus reducing the price of bitcoin. Lower bitcoin prices may result in further tightening of profit margins for miners and worsening profitability, thereby potentially causing even further selling pressure. Decreasing profit margins and increasing sales of newly mined bitcoin could result in a reduction in the price of bitcoin, which could adversely impact an investment in the Fund.

•   Disruptions at digital asset trading platforms and potential consequences of a digital asset trading platform’s failure could adversely affect an investment in the Fund.    Digital asset trading platforms operate websites on which users can trade bitcoin for U.S. dollars, other government currencies or other digital assets. Trades on digital asset trading platforms are unrelated to transfers of bitcoin between users via the Bitcoin Network. Bitcoin trades on digital asset trading platforms are recorded on the digital asset trading platform’s internal ledger only, and each internal ledger entry for a trade will correspond to an entry for an offsetting trade in U.S. dollars, other government currency or other digital asset. Digital asset trading platforms have a limited history. Since 2009, several digital asset trading platforms have been closed or experienced disruptions due to fraud, failure, security breaches or distributed denial of service attacks a/k/a “DDoS Attacks.” A DDoS attack is a malicious attempt to disrupt the normal traffic of network by overwhelming the target or its infrastructure with a flood of internet traffic. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their funds held at the exchanges. In 2014, the largest digital asset trading platform at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 bitcoin, then valued then at over $450 million. Digital asset trading platforms are also appealing targets for hackers and malware. In August 2016, Bitfinex, a digital asset trading platform located in Hong Kong, reported a security breach that resulted in the theft of approximately 120,000 bitcoin valued at the time at approximately $65 million, a loss which was socialized and allocated to all Bitfinex account holders, regardless of whether the account holder held bitcoin or cash in their account. In November 2022, FTX Trading Ltd. (“FTX”), a major digital asset trading platform, filed for bankruptcy following a halt in customer withdrawals. The potential for instability of digital asset trading platforms and the closure or temporary shutdown of exchanges due to fraud, business failure, hackers, DDoS or malware, or government-mandated regulation may reduce confidence in bitcoin, which may result in greater volatility in bitcoin.

• Demand for bitcoin is driven, in part, by its status as the most prominent and secure digital asset.    It is possible that a digital assets other than bitcoin (often referred to as “Altcoins”) could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and adversely affect the instruments in which the Fund invests. The Bitcoin Network and bitcoin, as an asset, hold a “first-to-market” advantage over other digital assets. This first-to-market advantage is driven in large part by having the largest user base and, more importantly, the largest combined mining power in use to secure the Blockchain and transaction verification system. Having a large mining network results in greater user confidence regarding the security and long-term stability of a digital asset’s network and its blockchain; as a result, the advantage of more users and miners makes a digital asset more secure, which makes it more attractive to new users and miners, resulting in a network effect that strengthens the first-to-market advantage. Bitcoin also enjoys significantly greater acceptance and usage than other digital asset networks in the retail and commercial marketplace, due in large part to the relatively well-funded efforts of payment processing companies. Despite the marked first-mover advantage of the Bitcoin Network over other digital assets, it is possible that an Altcoin could become materially popular due to either a perceived or exposed shortcoming of the Bitcoin Network protocol that is not immediately addressed by the bitcoin developers or a perceived advantage of an altcoin that includes features not incorporated into bitcoin. For example, the development of digital self-executing contracts (also known as “smart contracts” or “DeFi”) on the Ethereum network has permitted the value of its native unit (ether) to rival bitcoin for periods of time. If an Altcoin obtains significant market share (either in market capitalization, mining power or use as a payment technology), this could reduce bitcoin’s market share and have a negative impact on the demand for, and price of, bitcoin.

•   Miners may cease expanding processing power to create blocks and verify transactions if they are not adequately compensated.    Miners generate revenue from both newly created bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the Blockchain, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the Blockchain and make the Blockchain more vulnerable to a malicious actor obtaining control in excess of 50 percent of the processing power on the Blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of bitcoin. Furthermore, the block reward will decrease over time. In the summer of 2020, the block reward was reduced from 12.5 to 6.25 bitcoin, and it will further reduce to 3.125 bitcoin in 2024. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the Blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use bitcoin. Decreased demand for bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

• Bitcoin Network development contributors could propose amendments to the Bitcoin Network’s protocols and software that, if accepted and authorized by large groups of Bitcoin Network users, could adversely affect an investment in the Fund.    The Bitcoin Network is an open-source project meaning that any developer or computer scientist may review, propose changes to and develop software clients for the Bitcoin Network protocols. Although a small group of individuals referred to as the Core Developers previously exercised significant influence over the direction of Bitcoin Network development, no single party or group controls what refinements or improvements to the Bitcoin Network’s source code are proposed, approved or produced as upgrades or new software clients for Bitcoin Network users. A software update or new software client may alter the protocols and software that govern the Bitcoin Network and the properties of bitcoin, including the irreversibility of transactions and limitations on the mining of new bitcoin. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented, and the Bitcoin Network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin Network (and the Blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network running in parallel, but with each version’s underlying asset and blockchain lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although several chain forks have been addressed by community-led efforts to merge the two chains, such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork. On August 1, 2017, after 7 extended debates among developers as to how to improve the Bitcoin network’s transaction capacity, the Bitcoin network was forked by a group of developers and miners resulting in the creation of a new blockchain, which underlies the new digital asset “Bitcoin Cash” alongside the original Bitcoin Blockchain. Bitcoin and Bitcoin Cash now operate on separate, independent blockchains. Although the Bitcoin Network remained unchanged after the fork, it is unclear how such actions will affect the long-term viability of bitcoin and, accordingly, may adversely affect an investment in the Fund.

•   The decentralized structure of Bitcoin Network software development may prevent the formation of a consensus on how to improve and modify the Bitcoin Network, which could prevent needed or desirable updates and thereby adversely impact an investment in the Fund.    The lack of a formal or informal centralized structure in the development of Bitcoin Network means that parties with potentially competing motives and incentives must generate a consensus on how best to improve key elements of the Bitcoin Network protocols, such as how best to increase the transaction capacity of the Bitcoin Network. If developer proposals to improve the Bitcoin Network’s protocols are incapable of obtaining an overwhelming consensus for adoption, a proposal may either be abandoned or indefinitely delayed pending the formation of consensus or the proposal may result in a fork. If a desirable or necessary improvement to the Bitcoin Network protocols is not implemented, it may have a negative impact on the functioning of the Bitcoin Network or the growth of user adoption. Any such delay may, therefore, have a negative impact on the secondary market price of bitcoin and the instruments providing exposure to the price of bitcoin in which the Fund invests.

• The open-source structure of the Bitcoin Network protocol means that the contributors to the protocol are generally not directly compensated for their contributions in maintaining and developing the protocol.    A failure to properly monitor and upgrade the protocol could damage the Bitcoin Network and, therefore, an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests. As the Bitcoin Network protocol is not sold and its use does not generate revenues for contributors, contributors are generally not compensated for maintaining and updating the Bitcoin Network protocol. Although some bitcoin industry participants have funded core developers, this type of financial incentive is not typical. The lack of guaranteed financial incentive for contributors to maintain or develop the Bitcoin Network and the lack of guaranteed resources to adequately address emerging issues with the Bitcoin Network may reduce incentives to address the issues adequately or in a timely manner. This may have a negative impact on the secondary market price of bitcoin and an investment in the Fund.

•   Intellectual property rights claims may adversely affect the operation of the Bitcoin Network.    Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer bitcoin may adversely affect an investment in the Fund. Additionally, a meritorious intellectual property claim could prevent end-users from accessing the Bitcoin Network or holding or transferring their bitcoin. As a result, an intellectual property claim could adversely affect an investment in the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   A malicious actor may attack the Bitcoin Network in an effort to prevent its function, which may adversely impact an investment in the Fund.    A malicious actor may attack the Bitcoin Network in a number of ways, including a “50 Percent Attack” or a spam attack. If a malicious actor obtains a majority of the processing power (referred to herein as “aggregate hashrate”) dedicated to mining on the Bitcoin Network, it will be able to exert unilateral control over the addition of blocks to the Blockchain. As long as the malicious actor enjoys this majority it may be able to “double-spend” its own bitcoin (i.e., spend the same bitcoin in two or more conflicting transactions) as well as prevent the confirmation of other Bitcoin transactions. If such a scenario were to materialize, it could adversely affect an investment in the Fund. More simply, a malicious actor could attempt to flood the pool of unconfirmed transactions (known as the “mempool”) with tens of thousands of transactions in an effort to significantly slow the confirmation of legitimate transactions across the Bitcoin Network. Such a delay, if sustained for extended periods of time, could negatively impact the secondary market price of Bitcoin. These or any other form of attack on the Bitcoin Network could adversely affect an investment the instruments providing exposure to the price of bitcoin in which the Fund invests.

•   In the event of widespread disruption to the Internet, the market for bitcoins may become dangerously illiquid. The Bitcoin Network’s functionality relies on the Internet.    A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin Network and adversely affect the instruments providing exposure to the price of bitcoin in which the Fund invests. In addition, certain features of the Bitcoin Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Bitcoin ETPs.    Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly will invest in options contracts, including FLEX Options, that reference one or more Bitcoin ETPs, which are exchange-traded investment products not registered under the 1940 Act that seek to match the daily changes in the price of bitcoin, and trade intra-day on a national securities exchange. Bitcoin ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the exposure to bitcoin held by the Bitcoin ETP. This means that the sponsor of the Bitcoin ETP does not sell bitcoin at times when its price is high or acquire bitcoin at low prices in the expectation of future price increases. Bitcoin ETPs seek to track the price of bitcoin as determined by a specific index which typically examine multiple digital trading platforms to determine a prevailing bitcoin price, however, such index may not accurately track the global price of bitcoin.

Borrowing and Leverage.    A Fund may borrow money to the extent permitted by the 1940 Act. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk.    Each Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, remediation costs associated with system repairs, data corruption or loss of operational capacity. Any of these results could have a substantial adverse impact on a Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause a Fund, Adviser, Sub-Adviser or Distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. Such incidents may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of the issuers of securities in which the Funds invest or the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), and the Funds and its respective Shareholders may be negatively impacted as a result.

Equity Securities.    The Funds may invest directly in equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Equity securities are described in more detail below:

Common Stock.    Common stock represents an equity or ownership interest in an issuer. Common stock may or may not pay dividends, and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

FLEX Options.    FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options.    The FLEX Options in which a Fund invests will be options that reference an index or an exchange-traded fund (“ETF”) that seeks to replicate the performance of such market index or a similarly situated market index (a “Reference Asset”). As such, the value of a Fund’s FLEX Options will fluctuate with changes in the value of the securities included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When the Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When the Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When the Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, the Fund utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contracts . Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

Risks of Options on the Reference Asset.    If a Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, the applicable Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Rule 18f-4.    Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund complies with the requirements of Rule 18f-4 in its usage of option contracts. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

Inflation Risk.    Inflation may reduce the intrinsic value of increases in the value of a Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline.

Legislation and Litigation Risk.    Legislation or litigation that affects the value of securities held by a Fund and/or that a Fund has exposure to by virtue of its usage of derivatives instruments may reduce the value of such Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities. In addition, litigation regarding any of the securities owned by a Fund or the Reference Asset may negatively impact the value of the Shares. Such legislation or litigation may cause such Fund to lose value.

Listing Standards Risk.    Each Fund is required to comply with listing requirements adopted by its Exchange. Non-compliance with such requirements may result in a Fund’s Shares being delisted by such Exchange. Any resulting liquidation of the Fund could cause such Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Risk.    Market risk is the risk that a particular security, or Shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Shares of a Fund in general, may fall due to current market conditions or adverse changes in market conditions. Values of securities may change due to factors such as, or changes in circumstances in relation to, inflation, interest rates, regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts or wars, natural disasters or future health crises. As a means to fight inflation, the Federal Reserve and certain foreign central banks have historically raised interest rates which may negatively impact the performance of securities held by a Fund. Certain market factors may result in central banks changing their approach in the future. U.S. regulators have proposed, in the past, and may further propose in the future, several changes to market and issuer regulations which could directly impact the Funds and/or their ability to implement its investment strategies or make certain investments. Regulatory changes may also increase operational costs, which could impact overall performance. Bank failures, such as the March 2023 failures of Silicon Valley Bank and Signature Bank (the second- and third-largest bank failures in U.S. history) could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The political climate in the U.S., as well as political and diplomatic events both domestically and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. A U.S. federal government shutdown may also significantly impact investor or consumer behavior, which may adversely impact the markets and global economy. Global and domestic authorities and regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, cold increase volatility in securities markets, which may adversely impact the fund’s investments and performance. Any market disruptions could also delay the Fund from making sound investment decisions in a timely manner. If the Fund concentrates its investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market, adversely impacting a different country, region or financial market.

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, armed conflicts or wars have and could continue to cause significant market disruptions and volatility within the markets. The hostilities and sanctions resulting from those hostilities could have a significant impact on a Fund’s investments, performance and liquidity. The economies of the U.S. and its trading partners, as well as the financial markets generally, may also be adversely impacted by trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any future public health crisis, and the ensuing policies enacted by governments and central banks have caused in the past, and may cause in the future, significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The Fund’s investments and liquidity thereof could be negatively impacted in the event of such health crises.

Advancements in technology may also adversely impact markets and overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Securities Lending.    The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). The Funds will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent.

By lending its securities, the Funds may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Funds must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Funds must be able to terminate the loan on demand; (iv) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Funds may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Funds’

administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Funds must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Funds may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by a Fund or the Reference Asset to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Short-Term Instruments and Temporary Investments.    Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Disclosure of Portfolio Holdings Information

The Board has approved portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. It is the policy of the Funds and their service providers, including, without limitation, each Fund’s investment adviser, investment sub-adviser, distributor, administrator, custodian and transfer agent, to protect the confidentiality of the Funds’ holdings and prevent the selective disclosure of nonpublic information about the Funds’ portfolio holdings, which includes the Funds’ portfolio holdings and pending transactions. The Funds and each of their service providers must adhere to the Disclosure Policies.

The Funds and their service providers may not disclose any information concerning the portfolio holdings of the Funds to any unaffiliated third party, with certain exceptions set forth in the Disclosure Policies. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or Sub-Adviser, or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information.

The Disclosure Policies are not intended to prevent the disclosure of any and all portfolio information for a legitimate business purpose to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds’ custodian, fund accountant, investment adviser and sub-adviser, administrator, independent public accountant, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

The Funds, or their duly authorized service providers, may disclose the Funds’ portfolio holdings in the following circumstances:

•   Publicly Available Information/Mandatory Disclosure.    The Funds, or their duly authorized service providers, will publicly disclose holdings of the Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

•   Confidential Dissemination of Portfolio Holdings.    Numerous mutual fund evaluation services regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, and beta. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

•   Analytical Information.    The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of portfolio holdings is required, provided that the information has been publicly disclosed (via the Funds’ website or as otherwise permitted by regulatory interpretation or guidance): the Funds’ deposit instruments, redemption instruments and with respect to active, long/short and self-indexing ETFs, complete portfolio holdings will be publicly disseminated each business day and before the commencement of trading of shares on the listing exchanges. Each Fund’s holdings will be disclosed on the Adviser’s website showing the portfolio positions and quantities of the securities held that will form the basis for the Funds’ NAV calculation for end of the business day.

•   Press Interviews, Broker Discussion, etc.    Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

•   Shareholder In-Kind Distributions.    A Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by a Fund. In such circumstances, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request, provided that they agree in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

•   Other Circumstances.    The Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any nonpublic portfolio holdings information by such third party, (i) the Chief Executive Officer and Chief Compliance Officer determine that the Funds have a legitimate business purpose for disclosing such information; and (ii) the recipient enters into a confidentiality agreement.

Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentiality agreement. Such confidentiality agreement should generally provide that: (1) the portfolio information is the confidential property of the Funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need-to-know basis, are (i) authorized to have access to the portfolio information and (ii) subject to confidentiality obligations, including duties not to trade on nonpublic information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (3) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (4) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds or their agents to be disclosed.

Each Fund will disclose its complete portfolio holdings schedule for each month in a fiscal quarter in public filings with the SEC within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statements and other information provided for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website at www.sec.gov.

Each Fund’s portfolio holdings are publicly disseminated each day such Fund is open for business through financial reporting and news services, including publicly accessible websites. Additionally, a basket composition file, which includes information such as security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation.

Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings is available on a daily basis at each Fund’s website, available at www.innovatoretfs.com. No non-public information concerning the Trust will be disseminated.

Management of the Trust

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board. The Trust’s Trustees and principal officers are noted in the tables below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure. Each Trustee serves as a trustee of all the ETFs issued by Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001 – present), Chief Executive Officer (2019 – present), President (2001 – 2019), Timothy Financial Counsel Inc.	173	Tortazo, LLC (2018 – present)
Joe Stowell 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operation Officer, Woodmen Valley Chapel (2015 – present).	173	Board of Advisors, M4 Europe (2023 – Present); Board of Advisors, Westmont College (2016 – 2021)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Brian J. Wildman 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	Independent Business Consultant (2025 – present); President, Timothy Financial Counsel Inc. (2019 – 2024); Executive Vice President, Consumer Banking (2016 – 2019), Chief Risk Officer (2013 – 2016), MB Financial Bank	173	Missionary Furlough Homes (2008 – 2022)
Interested Trustee[1] and Officers
H. Bruce Bond 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017 – present).	173	None
John W. Southard, Jr. 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017 – present); Director and Co-Founder, T2 Capital Management, LLC (2010 – present).	173	None
James Nash 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Director, ACA Group, LLC (July 2025 – Present); Chief Compliance Officer, Simplify Asset Management, Inc. (March 2025 – July 2025); Director, Lead Fund Chief Compliance Officer, ACA Group, LLC (2016 – March 2025).	173	None
Kathy Meyer 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018 – present).	173	None

1.     H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Board Leadership

The Board has overall responsibility for the oversight and management of the Fund. The Board has two standing committees (as described further below): an Audit Committee and a Nominating and Governance Committee. The Chairman of each Board committee is an Independent Trustee.

In order to streamline communication between the Adviser and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves until his or her successor is selected. Mr. Berg serves as the Lead Independent Trustee.

The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Funds. The Board has regular meetings throughout the year and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight. Mr. Stowell serves as the Chairman of the Nominating and Governance Committee and Mr. Wildman serves as the Chairman of the Audit Committee.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Funds. Each Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.

The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. James Nash serves as CCO and Anti-Money Laundering Officer of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Trustees’ Qualifications.

The Nominating and Governance Committee selects and nominates persons for election or appointment by the Board as Independent Trustees. The Board has adopted the Nominating and Governance Committee Charter and Guidelines, which provides the Nominating and Governance Committee with general criteria to guide the Committee’s choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Board. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

H. Bruce Bond.    Mr. Bond is the Chief Executive Officer of Innovator, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg.    As Chief Executive Officer and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since

1995. Mr. Berg is also a founding board member of Tortazo LLC since 2018. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader’s Digest, and Kiplinger’s and has been interviewed on NBC television.

Joe Stowell.    Mr. Stowell is currently the Chief Operation Officer of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman.    Mr. Wildman is currently an independent business consultant. From 2019 to 2024, he was the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008 to 2022. Additionally, Mr. Wildman serves as the “audit committee financial expert” for the Board.

Share Ownership

The following table provides the dollar range of Shares of each Fund beneficially owned by the Trustees as of December 31, 2025.

Fund	Bond	Berg	Stowell	Wildman
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	–	–	–	–
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	–	–	–	–
Innovator Buffer Step-Up Strategy ETF®	–	–	–	–
Innovator Defined Wealth Shield ETF	D	C	B	D
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	–	–	–	–
Innovator Hedged Nasdaq-100® ETF	–	–	–	–
Innovator International Developed 10 Buffer ETF™ – Quarterly	–	–	–	–
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	–	B	–	–
Innovator Power Buffer Step-Up Strategy ETF®	–	–	–	–

Fund	Bond	Berg	Stowell	Wildman
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	–	–	–	–
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	–	–	–	–
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	–	–	–	–
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	–	–	–	–
Aggregate Holdings in Innovator ETF Complex	D	D	D	D

Ownership Codes

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001– $100,000

D. Over $100,000

As of December 31, 2025, the Independent Trustees and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of a Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

As of February 2, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

Trustee Compensation

Effective January 1, 2026, each Independent Trustee is paid a fixed annual retainer of $350,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Trust based upon each Fund’s assets under management.

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and by the Trust to the Trustees for their services to the Funds for the fiscal year ended October 31, 2025. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Funds. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by Innovator.

Trustee	Compensation from the Funds	Compensation from the Trust
H. Bruce Bond	None	None
Mark Berg	$27,051	$303,250
Joe Stowell	$27,051	$303,250
Brian J. Wildman	$27,051	$303,250

Board Committees

Audit Committee:    The Trust’s Audit Committee consists of each of the Independent Trustees. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2025.

Nominating and Governance Committee:    The Trust’s Nominating and Governance Committee consists of each of the Independent Trustees. The Nominating and Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Governance Committee, c/o Innovator ETFs® Trust, 200 W. Front Street, Wheaton, Illinois 60187. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2025.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Funds.

The Board has delegated to the Adviser the proxy voting responsibilities for the Funds and has directed Innovator to vote proxies consistent with each Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Innovator through Egan Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Innovator through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Innovator with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www.innovatoretfs.com, by calling (800) 208-5212 or by accessing the SEC’s website at https://www.sec.gov.

Investment Adviser and Other Service Providers

Investment Adviser

Innovator Capital Management, LLC, located at 200 W. Front Street, Wheaton, Illinois 60187, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Substantially all of the interests of Innovator are owned by Messrs. H. Bruce Bond and John Wilder Southard, Jr. Innovator is controlled by a Board of Managers which currently consists of Mr. Bond and Mr. Southard. Mr. Bond controls the Board of Managers by virtue of his majority ownership of Innovator. Mr. Southard owns in excess of twenty-five percent of Innovator. Innovator has entered into a membership interest purchase agreement, pursuant to which GSAM Holdings LLC, a subsidiary of The Goldman Sachs Group, Inc., will purchase all of the issued and outstanding limited liability company interests of Innovator (the “Transaction”). Upon closing of the Transaction, Innovator will ultimately be an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs Asset Management, L.P. Innovator compensates all officers (including the chief compliance officer) and employees of Innovator who are affiliated with both Innovator and the Trust. Innovator is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Pursuant to an investment management agreement between Innovator and the Trust, on behalf of the Funds (the “Investment Management Agreement”), Innovator oversees the investment of each Fund’s assets by the Fund’s respective Sub-Adviser and is responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and any other transaction-related fees and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. Pursuant to a contractual agreement with each Fund (except Innovator Hedged Nasdaq-100® ETF and Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly), Innovator has agreed to waive and reimburse its management fee with respect to acquired fund fees and expenses incurred by the Fund with respect to its direct investment in the Underlying ETF, if any, in an amount equal to any acquired fund fees and expenses incurred by the Fund with respect to such investment. This agreement will remain in effect until at least February 28, 2027, and may be terminated only by, or with the consent of, the Board of Trustees on behalf of the Fund. As compensation for the investment advisory services rendered under the Investment Management Agreement, each Fund has agreed to pay Innovator an annual management fee equal to a percentage of its average daily net assets as set forth below.

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	0.79%
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	0.79%
Innovator Buffer Step-Up Strategy ETF®	0.89%
Innovator Defined Wealth Shield ETF	0.69%
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	0.89%
Innovator Hedged Nasdaq-100® ETF	0.79%
Innovator International Developed 10 Buffer ETF™ – Quarterly	0.85%
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	0.79%

Innovator Power Buffer Step-Up Strategy ETF®	0.89%
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	0.79%
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	0.69%
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	0.69%
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	0.79%

For services rendered during the fiscal periods/years set forth below, the following table sets forth the management fee paid by each Fund to Innovator.

Management Fees

Fund	Fiscal Period/ Year Ended October 31, 2023	Fiscal Period/ Year Ended October 31, 2024	Fiscal Period/ Year Ended October 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	$93,036	$390,417	$224,552
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	$447,165	$465,741	$201,422
Innovator Buffer Step-Up Strategy ETF®	$313,816	$490,364	$556,537
Innovator Defined Wealth Shield ETF	$2,534,672	$4,530,105	$9,374,101
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly(1)	N/A	$12,936	$81,450
Innovator Hedged Nasdaq-100® ETF(2)	N/A	$6,268	$69,848
Innovator International Developed 10 Buffer ETF™ – Quarterly(1)	N/A	$10,782	$282,475
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly(1)	N/A	$53,771	$954,406
Innovator Power Buffer Step-Up Strategy ETF®	$553,047	$761,515	$992,391
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly(3)	N/A	N/A	$71,731
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly(4)	$3,770	$398,567	$857,151
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly(4)	$7,115	$811,891	$3,066,735
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly(1)	N/A	$20,189	$480,629

(1)    The Fund commenced operations on June 30, 2024.

(2)    The Fund commenced operations on August 19, 2024.

(3)    The Fund commenced operations on February 5, 2025.

(4)    The Fund commenced operations on September 30, 2023.

Sub-Adviser

Innovator and the Funds have retained Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, to serve as the Fund’s investment sub-adviser. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The Sub-Adviser is a wholly owned subsidiary of Milliman, Inc.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Funds (the “Investment Sub-Advisory Agreement”), Milliman manages the investment of each Fund’s assets. As compensation for the sub-advisory services rendered under the Investment Sub-Advisory Agreement, Innovator has agreed to pay Milliman an annual sub-advisory fee that is based upon each Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Milliman’s sub-advisory fee. The Funds do not directly pay Milliman.

For services rendered during the fiscal periods/years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Milliman for each Fund.

Sub-Advisory Fees

Fund	Fiscal Period/ Year Ended October 31, 2023	Fiscal Period/ Year Ended October 31, 2024	Fiscal Period/ Year Ended October 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	$12,305	$46,166	$29,060
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	$58,902	$56,336	$21,090
Innovator Buffer Step-Up Strategy ETF®	$36,754	$52,001	$55,283
Innovator Defined Wealth Shield ETF	$382,774	$619,727	$1,108,922
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly(1)	N/A	$1,333	$7,588
Innovator Hedged Nasdaq-100® ETF(2)	N/A	$726	$7,733
Innovator International Developed 10 Buffer ETF™ – Quarterly(1)	N/A	$1,168	$23,078
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly(1)	N/A	$6,217	$95,713
Innovator Power Buffer Step-Up Strategy ETF®	$64,559	$80,903	$94,382
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly(3)	N/A	N/A	$6,347
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly(4)	$551	$54,027	$104,432
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly(4)	$1,040	$110,066	$359,345
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly(1)	N/A	$2,345	$49,119

(1)    The Fund commenced operations on June 30, 2024.

(2)    The Fund commenced operations on August 19, 2024.

(3)    The Fund commenced operations on February 5, 2025.

(4)    The Fund commenced operations on September 30, 2023.

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Portfolio Managers.    The portfolio managers are primarily responsible for the day-to-day management of the Funds. There are currently four portfolio managers, as follows: Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu. As of October 31, 2025, none of the portfolio managers beneficially owned any Shares of the Fund.

Compensation.    The portfolio managers are paid competitive salaries by Milliman. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities.

Conflicts of Interest

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Investment Management Agreement and Investment Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Funds and that Innovator and Milliman seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Funds, Milliman determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time. Milliman uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Milliman generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Other Accounts.    The portfolio managers manage the investment vehicles with the number of accounts and assets, as of October 31, 2025, set forth in the table below. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. These figures include assets of the Funds included in this SAI.

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Robert T. Cummings	172 ($26.2 billion)	0 ($0)	0 ($0)
Jeff Greco	188 ($52.8 billion)	0 ($0)	0 ($0)
Rebekah Lipp	166 ($26.1 billion)	0 ($0)	0 ($0)
Maria Schiopu	202 ($55.1 billion)	0 ($0)	0 ($0)

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of the Shares pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor continually distributes Shares on a best effort basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distribution Agreement is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Innovator and Milliman have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3). Foreside Financial Group, LLC, on behalf of Foreside Fund Officer Services, LLC, has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund.

Fund Administrator

General Information.    The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

Administration Agreement.    Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) with the Funds, the Administrator provides all administrative services necessary for the Funds, other than those provided by Innovator, subject to the supervision of the Board. Employees of the Administrator generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Custodian (as defined below); (iii) preparing, but not paying for, the periodic updating of each Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund’s tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for each Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of each Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement.    The Administrator, pursuant to a Fund Accounting Servicing Agreement (the “Accounting Agreement”), also provides the Funds with accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of a Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Adviser.

For the administrative and fund accounting services rendered to the Funds by the Administrator, the Administrator is paid an asset-based fee plus certain out-of-pocket expenses. Pursuant to the terms of the Investment Management Agreement, Innovator is responsible for paying for the services provided by the Administrator. The Funds do not directly pay the Administrator.

Custodian, Transfer Agent and Dividend Agent

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), serves as custodian for the Funds’ cash and securities. Pursuant to a Custodian Servicing Agreement with the Funds, it is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian receives a minimum annual fee of $1,000. The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS, the Administrator, also acts as the Funds’ transfer and dividend agent.

Securities Lending Agent

The Funds may participate in securities lending arrangements whereby the Funds lend certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank serves as the Funds’ securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Funds’ securities lending program. The following table sets forth information regarding the Funds’ securities lending activities during the fiscal year ended October 31, 2025.

Innovator Hedged Nasdaq-100® ETF
Gross income from securities lending activities	$16,534
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(133)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(111)
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$(15,752)
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$(15,996)
Net income from securities lending activities	$538

Legal Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Trust’s annual financial statements.

Additional Payments to Financial Intermediaries

Innovator from time to time makes payments, out of its own resources, to certain financial intermediaries that sell shares of Innovator ETFs (“Innovator Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that Innovator is willing to provide to a particular intermediary may be affected by, among other factors: (i) the firm’s total assets or Fund shares held in and recent net investments into Innovator Funds; (ii) the value of the assets invested in the Innovator Funds by the intermediary’s customers; (iii) its ability to attract and retain assets; (iv) the intermediary’s reputation in the industry; (v ) the level and/or type of marketing assistance and educational activities provided by the intermediary; (vi) the firm’s level of participation in Innovator Funds’ sales and marketing programs; (vii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders; and (viii) the asset class of the Innovator Funds for which these payments are provided. Such payments are generally asset-based but may also include the payment of a lump sum. Innovator makes payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support, services and access for technology platforms, and/or program servicing.

The amounts of payments referenced above made by Innovator could be significant by comparison and could create an incentive for an intermediary or its representatives to recommend or offer shares of the Innovator Funds to its customers. The intermediary may elevate the prominence or profile of the Innovator Funds within the intermediary’s organization by, for example, placing the Innovator Funds on a list of preferred or recommended funds and/or granting Innovator preferential or enhanced opportunities to promote the Innovator Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from Innovator and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by Innovator, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in Innovator Funds in such models developed by Innovator, the management fee, the total expense ratio, or sales of the Innovator Funds in such models developed by Innovator. Some intermediaries also provide related data regarding transactions in specific model portfolios, Innovator Funds and investment strategies to Innovator in exchange for a fee.

Innovator and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby Innovator may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of Innovator ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of Innovator ETFs held through such software or other service.

Trading and Brokerage

An investment adviser has a fiduciary duty to engage in brokerage practices that are in the best interests of its clients and to place the interests of its clients above all other interests in the broker selection process. Innovator is responsible for the management of the Funds and has delegated trade execution responsibilities to Milliman.

Accordingly, Milliman has an obligation to seek to obtain the “best execution” for each Fund’s transactions. “Best execution” is defined as the most favorable execution possible, considering such factors as the broker’s services, research provided, commissions charged, volume discounts offered, execution capability, reliability and responsiveness of the broker-dealer. Milliman may test the execution quality of the broker-dealer to which Milliman submitted the trade. This may include comparing a sample of executed equity trades and the prices that were in the market at the time of the trade (e.g., by comparing it to a third-party pricing source).

In selecting a broker for each specific transaction, Milliman uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain “best execution.” The full range and quality of brokerage services available will be considered in making these determinations. Such services may consist of the following: (i) trading capabilities, including execution speed and ability to provide liquidity; (ii) commissions and/or fees both in aggregate and on a per share basis; (iii) capital strength and stability; (iv) settlement processing; (v) use of technology and other special services; (vi) responsiveness, reliability, and integrity; and, if applicable, (vii) the nature and value of research provided.

Milliman will consider total transaction costs when selecting brokers for trade execution. Total transaction costs include: (i) market impact cost; (ii) lost opportunity to trade cost; (iii) time-to-market cost; (iv) commissions on agency trades or the spreads on principle trades; and (v) bid-ask spread.

As a matter of policy, Milliman has indicated to the Board that it does not intend to maintain any soft dollar arrangements. Milliman may receive research on the economy, derivative instruments, flows and conditions from many broker-dealers. This information is commonly distributed by many broker-dealers to many market participants, is not associated with particular transactions, and does not obligate Milliman to trade with any particular broker-dealer. As these items are made readily available by many broker-dealers to many market participants and they do not affect Milliman’s selection of a particular broker-dealer for a specific transaction, Milliman does not believe that it has conflicts of interest related to soft dollars in the case of OTC or exchange-traded futures transactions.

The following table sets forth the brokerage commissions paid by each Fund during the fiscal periods/years set forth below.

Brokerage Commissions

Fund	Fiscal Period/ Year Ended October 31, 2023	Fiscal Period/ Year Ended October 31, 2024	Fiscal Period/ Year Ended October 31, 2025
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	$41,107	$160,403	$53,744
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	$53,880	$66,679	$27,183
Innovator Buffer Step-Up Strategy ETF®	$103,368	$123,693	$82,134
Innovator Defined Wealth Shield ETF	$552,872	$761,530	$1,335,381
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly(1)	N/A	$5,769	$19,333
Innovator Hedged Nasdaq-100® ETF(2)	N/A	$1,665	$6,670
Innovator International Developed 10 Buffer ETF™ – Quarterly(1)	N/A	$3,178	$57,760
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly(1)	N/A	$18,574	$154,233
Innovator Power Buffer Step-Up Strategy ETF®	$246,992	$161,950	$111,629
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly(3)	N/A	N/A	$2,126
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly(4)	$2,394	$98,506	$130,313
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly(4)	$4,788	$194,493	$444,340
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly(1)	N/A	$35,152	$112,575

(1)    The Fund commenced operations on June 30, 2024.

(2)    The Fund commenced operations on August 19, 2024.

(3)    The Fund commenced operations on February 5, 2025.

(4)    The Fund commenced operations on September 30, 2023.

(5)

The Funds did not pay brokerage commissions on trades of securities to an affiliated broker of the Funds, the Adviser or the Distributor during the fiscal periods/years ended October 31, 2023, October 31, 2024 and/or October 31, 2025 as applicable.

Capital Structure

Each Fund has been established as a series of the Trust. The Trust has authorized and allocated to each series an unlimited number of Shares of beneficial interest with no par value. The Trustees may, at any time, and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Funds) into two or more classes. When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable. Shares do not have preemptive rights.

All Shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Trust are entitled to one vote for each full Share and to a proportionate fractional vote for each fractional Share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class. The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board. All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Book Entry Only System

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and National Securities Clearing Corporation (“NSCC”) was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange (“NYSE”) and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to an agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of Shares of each Fund of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of any Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General.    ETFs, such as the Funds, do not sell or redeem individual shares, but rather generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism. Financial entities known as “Authorized Participants” (as defined below) have contractual arrangements with an ETF or one of the ETF’s service providers purchase and redeem an ETF’s shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF a “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold an ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of an ETF’s shares for a basket of securities and other assets. The combination of the creation and redemption process with secondary market trading in Fund shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the ETF’s shares at or close to the NAV per share of such ETF.

Authorized Participants.    An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Funds or one of the Funds’ service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day.    A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The “Transmittal Date” is any Business Day on which an order to purchase or redeem Creation Units is received in proper form.

Basket Composition and Custom Baskets.    Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking. Each Fund currently intends to effect creations and redemptions only to and from broker-dealers and large institutional investors that have entered into participation agreements, as described further below. The Funds may effect creations and redemptions for in-kind securities or for cash, rather than in-kind securities. Creation Units are sold at their NAV plus a transaction fee.

Each Fund may utilize a “pro-rata basket” or a “custom basket” in reliance on Rule 6c-11. A pro-rata basket is a basket that is a pro rata representation of the ETF’s portfolio holdings. When utilizing a pro-rata basket, minor deviations may occur when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the ETF’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

An ETF and its shareholders may benefit from the flexibility afforded by custom baskets under a variety of circumstances. Generally, the usage of custom baskets may reduce costs, improve trading and increase efficiency. ETFs may be able to avoid transaction costs and adverse tax consequences when utilizing custom baskets because it provides a way for the ETF to add, remove, and re-weight portfolio securities without transacting in the market. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

Historically, the use of baskets that do not correspond pro-rata to an ETF’s portfolio holdings created concern that the Authorized Participant could take advantage of its relationship with an ETF and pressure an ETF to construct a basket that favors the Authorized Participant to the detriment of such ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. In accordance with Rule 6c-11, the Adviser has adopted policies and procedures designed to mitigate concerns that an Authorized Participant could unduly influence a Fund to construct a basket that favors an Authorized Participant to the detriment of such Fund’s shareholders, but there is no guarantee that these policies and procedures will be effective.

Basket Dissemination.    Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro-rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro-rata baskets are calculated by the fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.    All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. Except as set forth below, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of a redemption order, such order must also be accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to the transfer agent. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

At its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units earlier in the day. A Fund, or the Distributor on behalf of such Fund, will provide Authorized Participants with prior notice of any such deadline. Purchase or redemption orders of Creation Units received by the transfer agent after the applicable deadline will not be accepted by a Fund.

The delivery of Creation Units properly created will occur no later than the first Business Day following the day on which the purchase order is deemed received (“T+1”). The requisite Cash Redemption Amount (as defined below) for an order properly submitted to redeem Creation Units will ordinarily be transferred no later than T+1.

Purchase and Issuance of Creation Units.    The consideration for the purchase of a Creation Unit of shares of a Fund may consist of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments). The Cash Component is an amount equal to the difference between the NAV of a Fund’s shares (per Creation Unit) and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the “Creation Transaction Fee” (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Innovator may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit a Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to such Fund of purchasing such securities and the value of the collateral.

Redemption of Fund Shares in Creation Units.    Beneficial Owners of shares of the Funds may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through a Fund. The Funds will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Funds. To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Innovator may change from time to time, of the value of the missing shares.

Delivery of Redemption Proceeds.    Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Funds’ shares (per Creation Unit) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the applicable Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Creation Transaction Fees.    Each Fund imposes fees in connection with the purchase of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide Authorized Participants with prior notice of such Fees. Each Fund may adjust the fee from time to time based upon actual experience. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. Shares of a Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with such Fund cash at least equal to a percentage specified by the applicable Fund multiplied by the market value of the missing Deposit Instruments.

Redemption Transaction Fees.    Each Fund imposes fees in connection with the redemption of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide the Authorized Participants with prior notice of any such fees. Each Fund may adjust the fee from time to time based upon actual experience. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.    The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF cannot set transaction fees so high as to effectively suspend the issuance of Creation Units. Each Fund reserves the right to reject a creation order transmitted to it, for any legally permissible reason, if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv)  the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, Innovator, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.    An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.    Pursuant to Rule 6c-11, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion or liquidation. Under these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Determining Offering Price and Net Asset Value

The NAV of a Fund will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. E.T.) on the days specified in the Fund’s prospectus or as otherwise determined by resolution adopted by the Board (each, a “valuation day”). If the NYSE closes early on a valuation day, a Fund shall determine its NAV as of that time. Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Board has authorized the Fund and USBFS, the Fund’s accounting agent (the “Fund Accounting Agent”), to use prices provided by certain pricing service vendors (each, a “Pricing Service”). The securities held by each Fund are valued in accordance with the policies and procedures established by Innovator as the “Valuation Designee” of each Fund pursuant to Rule 2a-5 under the 1940 Act and approved by, and subject to the oversight of, the Board (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of the Fund will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Equity and Other Non-Fixed Income Securities and Other Assets

The following securities and other assets, for which accurate and reliable market quotations are readily available, will be valued by the Fund Accounting Agent as described:

A.        Common stocks, preferred stocks and other equity securities listed on any national exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

B.        Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

C.        Foreign equities generally are valued on the basis of quotations from the primary markets in which they are traded and are translated from the local currencies into U.S. dollars using current exchange rates provided by the Independent Approved Pricing Service. Foreign equities traded on more than one securities exchange are valued at the last sale price on the day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

D.        Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at their fair value as determined by the Valuation Designee in accordance with the Valuation Procedures.

E.        Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a Pricing Service or by certain independent dealers in such contracts.

F.         Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with the methods outlined in subsection A above.

G.        FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trade price, this same-day market trade price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX Option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day a particular FLEX Option is both represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than using the model price otherwise available for the in-kind transaction.

The Fund Accounting Agent will obtain all market quotations used in valuing securities in accordance with subsection A and G above from a Pricing Service. If no quotation can be obtained from a Pricing Service, then the Fund Accounting Agent will contact Innovator. Innovator is responsible for establishing valuation of portfolio securities and other instruments held by a Fund in accordance with the Valuation Procedures. Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied, Innovator must determine if a “fair value” of such portfolio security must be provided by Innovator pursuant to the Valuation Procedures.

Fixed Income Securities, Swaps and Other Instruments

Subject to the special pricing situations set forth below, the following securities will be valued by the Fund Accounting Agent as follows:

A.        Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a Pricing Service.

B.        Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided Innovator has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

a.         the credit conditions in the relevant market and changes thereto;

b.         the liquidity conditions in the relevant market and changes thereto;

c.         the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

d.        issuer-specific conditions (such as significant credit deterioration); and

e.         any other market-based data Innovator considers relevant. In this regard, Innovator may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

C.        Repurchase agreements will be valued as follows: Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by Innovator at the average of the bid quotations obtained daily from at least two recognized dealers.

The Fund Accounting Agent will obtain all pricing data for use in valuing securities in accordance with subsections A through C, as applicable, above from a Pricing Service or, if no price is available from a Pricing Service, then the Fund Accounting Agent will contact Innovator, which will attempt to obtain one or more broker quotes from the selling dealer or financial institution for the security daily and will value the security accordingly. If Innovator has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, Innovator must determine if a “fair value” of such portfolio security must be provided by Innovator pursuant to the Valuation Procedures. From time to time, Innovator will request that the Fund Accounting Agent submit price challenges to a Pricing Service, usually in response to any updated broker prices received.

Special Pricing Situations

If no quotation is available from either a Pricing Service or one or more brokers or if Innovator, as Valuation Designee, has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market quotations are not readily available will be determined by Innovator in accordance with the Valuation Procedures in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of a fixed-income security will be based on the consideration of all available information, including, but not limited to, the following: (a) the fundamental business data relating to the issuer, or economic data relating to the country of issue; (b) an evaluation of the forces which influence the market in which these securities are purchased and sold; (c) the type, size and cost of the security; (d) the financial statements of the issuer, or the financial condition of the country of issue; (e) the credit quality and cash flow of the issuer, or country of issue, based on the portfolio manager’s or external analysis; (f) the information as to any transactions in or offers for the security; (g) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; (h) the coupon payments, yield data/cash flow data; (i) the quality, value and salability of collateral, if any, securing the security; (j) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only); (k) the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only); (l) the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and (m) other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity security in question is a foreign security, the following additional information may be considered: (j) the country’s or geographic region’s political and economic environment; (k) the value of similar foreign securities traded on other foreign markets; (l) ADR and GDR trading of similar securities; (m) closed-end fund trading of similar securities; (n) foreign currency exchange activity; (o) the trading prices of financial products that are tied to baskets of foreign securities; (p) factors relating to the event that precipitated the pricing problem; (q) whether the event is likely to recur; and (r) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by Innovator in accordance with the Valuation Procedures. The portfolio manager(s) will notify Innovator of the existence of a restricted security in a Fund’s portfolio and will present to Innovator a recommendation as to the initial and continuing valuation of such security. Innovator will then determine the fair value of such restricted security.

Foreign Market Closures

If events materially affecting the value of foreign securities occur on a day on which a foreign market is closed, but the U.S. markets are open, such securities may be fair valued.

Distributions and Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This summary may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the tax provisions of the Code applicable to regulated investment companies, the Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to a shareholder; however, such distributions may reduce a shareholder’s tax basis in its Shares, which could result in the shareholder having to pay higher taxes in the future when it sells its Shares, even if it sells the Shares at a loss from its original investment.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

A Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Funds are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if a Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Funds do not believe that the positions held by the Funds will be subject to Section 1256, which means that the positions will not be marked to market, but the positions may be subject to the straddle rules.

Each Fund intends to treat any income that it may derive from FLEX Options as “qualifying income” under the provisions of the Code applicable to regulated investment companies. In addition, based upon language in the legislative history, each Fund intends to treat the issuer of the any FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a regulated investment company, would allow the Fund to qualify for special rules in the regulated investment company diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

A Fund may enter into option agreements with the same counterparty but have taken the position that the option agreements are separate agreements. Under general tax principles, the Fund would not accrue income on separate option agreements during the term of the agreements. However, if the agreements are treated as one agreement, the Fund might be required to accrue income and make annual distributions of income. If the Fund is required to accrue income, but does not distribute the income to shareholders, the Fund may fail to qualify as a regulated investment company. In addition, if the agreements are treated as one agreement, the Fund may fail either or both of the regulated investment company income and diversification tests.

The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on a Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If a Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect a Fund’s operations.

Nature of Fund’s Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected.    If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

In addition, certain non-U.S. shareholders may be subject to estate tax with respect to Shares of a Fund.

Capital Loss Carry-Forward

Net capital losses of a Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. A Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership. As of October 31, 2025, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated in the table below.

Fund	Indefinite Short-Term	Indefinite Long-Term
Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly	$7,195,995	$0
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	$5,152,726	$0
Innovator Buffer Step-Up Strategy ETF®	$3,568,653	$0
Innovator Defined Wealth Shield ETF	$90,309,613	$0
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly	$582,037	$0
Innovator Hedged Nasdaq-100® ETF	$1,110,883	$1,498
Innovator International Developed 10 Buffer ETF™ – Quarterly	$661,252	$0
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly	$12,345,057	$0
Innovator Power Buffer Step-Up Strategy ETF®	$3,805,321	$0
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	$958,106	$0
Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly	$5,312,203	$0
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly	$17,104,572	$0
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly	$4,232,757	$0

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

To obtain a Fund’s most current performance information, please call (800) 208-5212 or visit the Funds’ website at www.innovatoretfs.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025. The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Shares

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table set forth below  shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) who, as of January 30, 2026, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Shares of a Fund.

Innovator 20+ Year Treasury Bond 5 Floor ETF® – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	38.02%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	17.71%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	13.40%
Altruist Financial LLC 3030 S La Cienega Boulevard, 2nd Floor Culver City, California 90232	9.26%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	8.02%
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July
Shareholders Name and Address	Percentage
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	40.84%
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	39.71%
Innovator Buffer Step-Up Strategy ETF®
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	69.66%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.23%
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, Missouri 63103-2523	5.12%

Innovator Defined Wealth Shield ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	52.90%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	19.32%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	10.15%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	9.87%
Innovator Emerging Markets 10 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	28.72%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	21.79%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	14.96%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	13.00%
Folio Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	9.07%
SEI Private Trust Company/C/O GWP One Freedom Valley Drive Oaks, PA 19456	6.76%
Innovator Hedged Nasdaq-100® ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	52.20%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	24.84%
Axos Clearing LLC P.O Box 6503 Englewood, CO 80155	6.50%

Innovator International Developed 10 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	43.65%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	14.16%
SEI Private Trust Company/C/O GWP One Freedom Valley Drive Oaks, PA 19456	13.04%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	12.09%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	11.31%
Innovator Nasdaq-100® 10 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	46.32%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	17.27%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	15.83%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8.77%
Innovator Power Buffer Step-Up Strategy ETF®
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	45.89%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	40.80%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.67%
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly®
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	45.85%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	29.05%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6.73%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	5.42%

Innovator U.S. Equity 5 to 15 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	45.00%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	22.97%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	8.24%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.81%
Innovator U.S. Equity 10 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	53.46%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.48%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	10.09%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8.28%
Innovator U.S. Small Cap 10 Buffer ETF™ – Quarterly
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	36.19%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	29.80%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	15.90%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	10.79%

Exhibit A – Proxy Voting Guidelines

Egan-Jones Proxy Services Standard Proxy Voting Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given Company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

• the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

• revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

• corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

• Directors should be accountable to shareholders, and management should be accountable to directors.

• Information on the Company supplied to shareholders should be transparent.

• Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.    Director independence

It is our view that:

• A two-thirds majority of the board should be comprised of independent directors.

• Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

• When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

• Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

• No director should serve as a consultant or service provider to the Company.

• Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

• should not have been employed by the Company or an affiliate within the previous five years.

• should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.

• should not be the founder of the Company.

• should not be a director of the Company serving in an ex officio capacity.

• should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the Company discloses exact appointment date, will be exempted from this rule.

• should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

• should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

• should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

• a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

• a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.    Board operating procedures

• The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

• Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

• The independent directors should be provided access to professional advisers of their own choice, independent of management.

• The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

• Directors should have access to senior management through a designated liaison person.

• The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.    Requirements for individual directors We recommend that:

• The board should provide guidelines for directors serving on several Boards addressing competing commitments.

• The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.    Shareholder rights

• A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

• “Greenmail” should be prohibited.

• Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

• Directors should be elected annually.

• The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

• Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc..

WITHHOLD votes from nominees who:

• are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

• are inside directors and sit on the Audit, Compensation, or Nominating committees.

• are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

• are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

• attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

• ignore a shareholder proposal that is approved by a majority of the shares outstanding.

• ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

• fail to act on takeover offers where the majority of the shareholders have tendered their shares.

• implement or renew a “dead-hand” or modified “dead-hand” poison pill.

• sit on more than five other public boards.

• serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

• serve as CEOs and hold more than one outside public directorship^.

• serve as Chairmen of the Board and hold more than one outside public directorship^.

• sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

• sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

^ CEO/CHAIRMAN over-boarding exemption

If CEO or Chairman of the Company holds more than one other public company directorship, but one of these companies is a SPAC, he/she will be exempted from the Egan-Jones over-boarding rule.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable result on the Egan-Jones Compensation Score.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Score .**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

WITHHOLD votes from Chairman of the Nominating Committee when there are no women, ethnically or racially diverse directors on the Board.

WITHHOLD from the Board Chair if the company or its board adopted a classified board structure or supermajority vote requirements to amend the bylaws or charter.

Board Accountability

Case-by-case basis for the following:

• Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

• A low board score, coupled with poor performance

• Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

AGAINST management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

FOR management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions. FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposal requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target Company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

• Auditor obtains a questionable result on the Egan-Jones Auditor Score which takes into account a number of factors including but not limited to:

➢    Auditor rotation every seven years

➢    Non-audit fees exceeding 50% of total fees

➢    Significant and material disciplinary actions taken against the Company’s Auditor

• Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Auditor Rotation

FOR shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

FOR shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval.

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company’s existing “poison pill”.

Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

• 0.5% ownership threshold

• Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

• We prefer no limit or caps on the number of shareowners in the nominations group

• Loaned securities will count towards total

• We prefer that all participants affirm that they intend to be “long term shareholders” of the Company with at least 6 month ownership duration requirement

• Proposals with no re-nominations restrictions are preferred.

FOR shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit - to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self- dealing exist.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives one of the lowest two Compensation scores, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommendation FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Compensation Plan other than a Qualified ESPP at Special Purpose Acquisition Company

FOR compensation plans of the newly formed Company arising from a business combination with a special purpose acquisition Company (SPAC), unless the authorized share pool exceeds 3% of the newly formed Company’s authorized shares.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the result obtained by the Company in Egan-Jones Compensation Score. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable result on the Egan-Jones Compensation Score, FOR otherwise.*

* In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan- Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•   are interested directors and sit on key board committees (Audit or Nominating committees)

•   are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•   attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•   ignore a shareholder proposal that is approved by a majority of shares outstanding

•   ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•   serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non- fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

• such as those that exceed 3x of the cash severance or

• if the cash severance multiple is greater than 2.99x or

• contain tax gross-ups or

• provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

• are triggered prior to completion of the transaction or

• if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposal asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan- Jones will recommend AGAINST.

Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

FOR shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1. require the nomination of candidates more than 90 days before the annual meeting,

2. impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3. require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company’s key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board’s Nominee Disclosure Policy/ True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise

AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee / Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposals that request that the Company create a new technology committee. Based on the Cybersecurity Risk Score, FOR in cases when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company’s capital structure and charter/bylaws. These include, but are not limited to:

➢    the ability to re-classify a board;

➢    the exclusive right to set the number of directors;

➢    limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder proposal regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Concealment Clauses

Shareholder proposal requesting additional reporting on risks associated with the use of certain concealment clauses. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

Shareholder proposals to adopt an executive compensation recoupment policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation Score: FOR when the Company receives one of the lowest two results on the Compensation Score; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP). Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Stockholder proposals on non-GAAP measures disclosure, to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles (“GAAP”) financial performance metric for determining senior executive compensation, it should include a specific explanation for each adjustment and a reconciliation of the adjusted metric to GAAP. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Legal and Compliance Costs in Executive Compensation metrics

Shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Tax Transparency

Shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Target Amounts for CEO Compensation – Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors.

FOR shareholder proposals to discontinue professional services allowance for NEOs.

Shareholder proposals on cessation of Stock Option and Bonus Programs. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

Executive Perquisites

Shareholder proposals requesting that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from overall Governance Score.

Shareholder proposals on pay for superior performance. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment of the Company Policy

Shareholder proposals requesting recoupment of awarded incentive pay and to state that conduct (intentional misconduct and not intentional misconduct) may trigger application of that policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social and Environmental Issues

Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

Shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on nanomaterials.

GHG Emissions

Shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Energy

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on distributed - scale clean electricity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Climate Change

Shareholder proposals on establishing a climate change committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting environmental and social due diligence. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Fiduciary Carbon-Emission Relevance Report

Shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on limiting supply chain flaring. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on investment of retirement funds in companies contributing to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on privatization of pollution assets.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

Health

AGAINST shareholder proposals requesting a report on sugar and public health. AGAINST shareholder proposals regarding cage free egg progress disclosure.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholders proposals that request fair distribution and access to life- sustaining drugs and vaccines in affordable prices in both the United States and in low- income countries.

Shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on public health costs of protecting vaccine technology. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals requesting that the Company prepare an independent third-party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

Social

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals on transition to a public benefit corporation.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

Proposals on defense issues. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on policies regarding military and militarized policing agencies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Shareholder proposals requesting a report on development of products for military. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Human Rights, Labor Issues

Shareholder proposals on establishing a human rights committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report evaluating the efficacy of the Company’s existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on data privacy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking reports on the Company’s activities affecting indigenous peoples. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Freedom of Expression

Shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Non-Partisanship/ Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

Freedom of Association

Shareholder proposal regarding adoption of policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

Shareholder proposals requesting workplace safety reports: Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding a slavery and human trafficking report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a disclosure whether the Company’s business operations involve, rely or depend on child labor. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on Diversity and Inclusion

Shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

DE&I Policies Third Party - Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company’s Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Report on effects of DE&I /Report on Discrimination Risk Oversight and Impact

Shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

Shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

Shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting paid sick leave for all employees. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on worker misclassification. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Inclusive Hiring or Fair Chance Employment

Shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

Product Integrity and Sales, Marketing and Advertising

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

Shareholder proposals asking for responsible sourcing details of product. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the Company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposals requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

Shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Assessment of the Company’s advertising and marketing practices

Shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company’s advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services    Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Algorithm Disclosure

Shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Anticompetitive Practices

Shareholder proposal regarding a report on board oversight of risks related to anticompetitive practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

Shareholder proposals on prohibition on sales of facial recognition technology to all government entities. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

Shareholder proposals requesting a report on politicized de-banking evaluating the Company’s policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

Shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores ; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Innovator ETFs® Trust

Part C – Other Information

Item 28.  Exhibits

Exhibit No.	Description
(a)(1)

Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 5, 2025, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 18, 2025.

(2)

Certificate of Trust of Registrant, as filed with the State of Delaware on October 17, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 19, 2007.

(3)

Certificate of Amendment to Certificate of Trust of Registrant, as filed with the State Delaware on August 11, 2017, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(b)	By-Laws of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 18, 2025.
(c)	Not Applicable
(d)(1)

Investment Management Agreement by and between the Registrant, on behalf of the Funds, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 13, 2017.

(2)

Revised Schedule A to the Investment Management Agreement by and between the Registrant, on behalf of the Funds, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(3)

Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.

(4)

Revised Schedule A to the Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 13, 2026.

(e)(1)

Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(2)

Revised Exhibit A to the Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

Exhibit No.	Description
(f)	Not Applicable
(g)(1)

Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(2)

Amendment to the Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(3)

Revised Exhibit B to the Custody Agreement by and between the Registrant and U.S. Bank National Association is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(h)(1)

Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(2)

Amendment to the Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(3)

Revised Exhibit A to the Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(4)

Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(5)

Amendment to the Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(6)

Revised Exhibit A to the Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(7)

Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

Exhibit No.	Description
(8)

Amendment to the Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(9)

Revised Exhibit A to the Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(10)	Form of Authorized Participant Agreement is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.
(i)	Not Applicable
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(k)	Not Applicable
(l)	Not Applicable
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)(1)	Code of Ethics of Innovator ETFs® Trust is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.
(2)	Code of Ethics of Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.
(3)	Code of Ethics of Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.
(4)	Code of Ethics for Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3).
(q)	Power of Attorneys is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 28, 2024.

Item 29.  Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.  Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.  Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Innovator Capital Management, LLC, the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Innovator Capital Management, LLC is incorporated by reference to the Form ADV filed by Innovator Capital Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-110111).

Certain information pertaining to the business and other connections of Milliman Financial Risk Management LLC, the investment sub-adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Milliman Financial Risk Management LLC is incorporated by reference to the Form ADV filed by Milliman Financial Risk Management LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-73056).

Item 32.  Principal Underwriter

(a)   Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.        AB Active ETFs, Inc.

2.        ABS Long/Short Strategies Fund

3.        ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.        ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.        ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.        ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.        AdvisorShares Trust

8.        AFA Private Credit Fund

9.        AGF Investments Trust

10.      AIM ETF Products Trust

11.      Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.      AlphaCentric Prime Meridian Income Fund

13.      American Century ETF Trust

14.      AMG ETF Trust

15.      Amplify ETF Trust

16.      Applied Finance Dividend Fund, Series of World Funds Trust

17.      Applied Finance Explorer Fund, Series of World Funds Trust

18.      Applied Finance Select Fund, Series of World Funds Trust

19.      Ardian Access LLC

20.      ARK ETF Trust

21.      ARK Venture Fund

22.      Bitwise Funds Trust

23.      BondBloxx ETF Trust

24.      Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.      Bridgeway Funds, Inc.

26.      Brinker Capital Destinations Trust

27.      Brookfield Real Assets Income Fund Inc.

28.      Build Funds Trust

29.      Calamos Convertible and High Income Fund

30.      Calamos Convertible Opportunities and Income Fund

31.      Calamos Dynamic Convertible and Income Fund

32.      Calamos Global Dynamic Income Fund

33.      Calamos Global Total Return Fund

34.      Calamos Strategic Total Return Fund

35.      Carlyle Tactical Private Credit Fund

36.      Cascade Private Capital Fund

37.      Catalyst/Perini Strategic Income Fund

38.      CBRE Global Real Estate Income Fund

39.      Center Coast Brookfield MLP & Energy Infrastructure Fund

40.      Cliffwater Corporate Lending Fund

41.      Cliffwater Enhanced Lending Fund

42.      Coatue Innovative Strategies Fund

43.      Cohen & Steers ETF Trust

44.      Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

45.      CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

46.      CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers

47.      Curasset Capital Management Core Bond Fund, Series of World Funds Trust

48.      Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

49.      CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

50.      Davis Fundamental ETF Trust

51.      Defiance BMNR Option Income ETF, Series of ETF Series Solutions

52.      Defiance Connective Technologies ETF, Series of ETF Series Solutions

53.      Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

54.      Defiance Quantum ETF, Series of ETF Series Solutions

55.      Denali Structured Return Strategy Fund

56.      Dodge & Cox Funds

57.      DoubleLine ETF Trust

58.      DoubleLine Income Solutions Fund

59.      DoubleLine Opportunistic Credit Fund

60.      DoubleLine Yield Opportunities Fund

61.      DriveWealth ETF Trust

62.      EIP Investment Trust

63.      Ellington Income Opportunities Fund

64.      ETF Opportunities Trust

65.      Exchange Listed Funds Trust

66.      Exchange Place Advisors Trust

67.      FIS Trust

68.      FlexShares Trust

69.      Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust

70.      Forum Funds

71.      Forum Funds II

72.      Forum Real Estate Income Fund

73.      GMO ETF Trust

74.      GoldenTree Opportunistic Credit Fund

75.      Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

76.      Grayscale Funds Trust

77.      Guinness Atkinson Funds

78.      Harbor ETF Trust

79.      Harris Oakmark ETF Trust

80.      Hawaiian Tax-Free Trust

81.      Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

82.      Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

83.      Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

84.      Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

85.      Horizon Kinetics Medical ETF, Series of Listed Funds Trust

86.      Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

87.      Horizon Kinetics Texas ETF, Series of Listed Funds Trust

88.      Innovator ETFs Trust

89.      Ironwood Institutional Multi-Strategy Fund LLC

90.      Ironwood Multi-Strategy Fund LLC

91.      Jensen Quality Growth ETF, Series of Trust for Professional Managers

92.      John Hancock Exchange-Traded Fund Trust

93.      Kurv ETF Trust

94.      Lazard Active ETF Trust

95.      LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

96.      Lone Peak Value Fund, Series of World Funds Trust

97.      Mairs & Power Balanced Fund, Series of Trust for Professional Managers

98.      Mairs & Power Growth Fund, Series of Trust for Professional Managers

99.      Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.    Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

101.    Manor Investment Funds

102.    MoA Funds Corporation

103.    Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

104.    Morgan Stanley ETF Trust

105.    Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

106.    Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

107.    Morningstar Funds Trust

108.    NEOS ETF Trust

109.    Niagara Income Opportunities Fund

110.    NXG Cushing® Midstream Energy Fund

111.    NXG NextGen Infrastructure Income Fund

112.    OTG Latin American Fund, Series of World Funds Trust

113.    Overlay Shares Core Bond ETF, Series of Listed Funds Trust

114.    Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

115.    Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

116.    Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

117.    Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

118.    Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

119.    Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

120.    Palmer Square Funds Trust

121.    Palmer Square Opportunistic Income Fund

122.    Partners Group Private Income Opportunities, LLC

123.    Perkins Discovery Fund, Series of World Funds Trust

124.    Philotimo Focused Growth and Income Fund, Series of World Funds Trust

125.    Plan Investment Fund, Inc.

126.    Point Bridge America First ETF, Series of ETF Series Solutions

127.    Precidian ETFs Trust

128.    Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

129.    Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

130.    Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

131.    Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

132.    Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

133.    Renaissance Capital Greenwich Funds

134.    REX ETF Trust

135.    Reynolds Funds, Inc.

136.    RMB Investors Trust

137.    Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

138.    Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

139.    Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

140.    Roundhill Cannabis ETF, Series of Listed Funds Trust

141.    Roundhill ETF Trust

142.    Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

143.    Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

144.    Roundhill Video Games ETF, Series of Listed Funds Trust

145.    Rule One Fund, Series of World Funds Trust

146.    Russell Investments Exchange Traded Funds

147.    Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

148.    Six Circles Trust

149.    Sound Shore Fund, Inc.

150.    SP Funds Trust

151.    Sparrow Funds

152.    Spear Alpha ETF, Series of Listed Funds Trust

153.    STF Tactical Growth & Income ETF, Series of Listed Funds Trust

154.    STF Tactical Growth ETF, Series of Listed Funds Trust

155.    Strategic Trust

156.    Strategy Shares

157.    Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

158.    Tekla World Healthcare Fund

159.    Tema ETF Trust

160.    The 2023 ETF Series Trust

161.    The Community Development Fund

162.    The Cook & Bynum Fund, Series of World Funds Trust

163.    The Private Shares Fund

164.    The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

165.    Third Avenue Trust

166.    Third Avenue Variable Series Trust

167.    Tidal Trust I

168.    Tidal Trust II

169.    Tidal Trust III

170.    Tidal Trust IV

171.    TIFF Investment Program

172.    Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

173.    Timothy Plan International ETF, Series of The Timothy Plan

174.    Timothy Plan Market Neutral ETF, Series of The Timothy Plan

175.    Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

176.    Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

177.    Total Fund Solution

178.    Touchstone ETF Trust

179.    Trailmark Series Trust

180.    T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

181.    T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

182.    T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

183.    T-Rex 2x Long Ether Daily Target ETF

184.    U.S. Global Investors Funds

185.    Union Street Partners Value Fund, Series of World Funds Trust

186.    Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

187.    Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

188.    Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

189.    Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

190.    Virtus Stone Harbor Emerging Markets Income Fund

191.    Volatility Shares Trust

192.    WEBs ETF Trust

193.    Wedbush Series Trust

194.    Wellington Global Multi-Strategy Fund

195.    Wilshire Mutual Funds, Inc.

196.    Wilshire Variable Insurance Trust

197.    WisdomTree Trust

198.    XAI Octagon Floating Rate & Alternative Income Term Trust

(b)   The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)   Not applicable.

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by U.S. Bank Fund Services, LLC and U.S. Bank, N.A., with the exception of those maintained by the Registrant’s investment adviser, Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187.

U.S. Bank Fund Services, LLC and U.S. Bank, N.A. provide general administrative, accounting, portfolio valuation, and custodian services, respectively, to the Registrant, including the coordination and monitoring of any third-party service providers and maintain all such records relating to these services.

Item 34.  Management Services

Not Applicable

Item 35.  Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on February 27, 2026.

Innovator ETFs® Trust
By:	/s/ H. Bruce Bond
H. Bruce Bond
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ H. Bruce Bond	Chief Executive Officer, President and Trustee	February 27, 2026
H. Bruce Bond
/s/ Kathy Meyer	Vice President, Treasurer and	February 27, 2026
Kathy Meyer	Principal Financial Accounting Officer
)
Mark Berg*	Trustee)
)
	)	By:	/s/ H. Bruce Bond
Joe Stowell*	Trustee)		H. Bruce Bond
	)		Attorney-In-Fact February 27, 2026
)
Brian J. Wildman*	Trustee)
)

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*        An original power of attorney authorizing H. Bruce Bond to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(j)	Consent of Independent Registered Public Accounting Firm